1933 Act File No. 033-68090

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No.	[ ]

LORD ABBETT INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)
(800) 201-6984
(Area Code and Telephone Number)

90 Hudson Street
Jersey City, New Jersey 07302-3973
(Address of Principal Executive offices
Number, Street, City,
State, Zip Code)

John T. Fitzgerald, Vice President and Assistant Secretary
90 Hudson Street
Jersey City, New Jersey 07302-3973
(Address of Principal Executive Offices
Number, Street, City,
State, Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Shares of beneficial interest.

It is proposed that this filing will become effective on May 10, 2019, pursuant to Rule 488.

Lord Abbett Multi-Asset Global Opportunity Fund
(a series of Lord Abbett Global Fund, Inc.)

Lord Abbett Multi-Asset Growth Fund
(a series of Lord Abbett Investment Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Dear Shareholder,

The Board of Directors of Lord Abbett Multi-Asset Global Opportunity Fund (“Multi-Asset Global Opportunity Fund”) and the Board of Trustees of Lord Abbett Multi-Asset Growth Fund (“Multi-Asset Growth Fund” and together with Multi-Asset Global Opportunity Fund, each a “Target Fund”) are pleased to announce two upcoming mergers: (1) the merger of Multi-Asset Global Opportunity Fund with and into Lord Abbett Multi-Asset Balanced Opportunity Fund (“Multi-Asset Balanced Opportunity Fund” and “Acquiring Fund”) (the “Multi-Asset Global Opportunity Merger”) and (2) the merger of Multi-Asset Growth Fund with and into Acquiring Fund (the “Multi-Asset Growth Merger”). In each merger, shares of the Target Fund will, in effect, be exchanged for shares of Acquiring Fund with an equal total net asset value. Each such exchange is expected to qualify as a tax-free reorganization for federal income tax purposes.

Each of Multi-Asset Global Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Balanced Opportunity Fund is a “fund-of-funds” that invests indirectly, through underlying funds, in equity, fixed income, and foreign securities, tactically allocating its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. Each Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. In addition to investing in the underlying funds, each Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes.

The material difference between the Funds’ investment strategies and policies is that Multi-Asset Global Opportunity Fund indirectly invests, through the underlying funds, primarily in foreign securities while Multi-Asset Growth Fund and Multi-Asset Balanced Opportunity Fund indirectly invest, through the underlying funds, primarily in U.S. equity securities and fixed income securities and select foreign (including emerging market) securities. Multi-Asset Global Opportunity Fund’s target asset allocation ranges are 25-80% to equity securities, 20-75% to fixed income securities, and 40-100% to foreign securities. Multi-Asset Growth Fund’s target asset allocation ranges are 35-85% to equity securities, 15-65% to fixed income securities, and 0-30% to foreign securities. Acquiring Fund’s target asset allocation ranges are 25-70% to equity securities, 30-75% to fixed income securities, and 0-35% to foreign securities.

Lord, Abbett & Co. LLC (“Lord Abbett”) recommended the Multi-Asset Global Opportunity Merger merger to the Board of Directors of Multi-Asset Global Opportunity Fund and recommended the Multi-Asset Growth Merger to the Board of Trustees of Multi-Asset Growth Fund because it believes that each merger is in the best interests of the shareholders of the applicable Target Fund. Lord Abbett believes shareholders of the Target Funds may benefit from the lower expenses and greater portfolio diversification that may be achieved by combining three similar, though not identical, products into a single fund.

Multi-Asset Balanced Opportunity Fund has a lower contractual management fee rate than Acquiring Fund but an identical effective management fee rate, after taking into account waivers and reimbursements. Multi-Asset Growth Fund and Acquiring Fund have identical contractual and effective management fee rates. Each Fund is subject to the same sales charges and share class-specific Rule 12b-1 fees (without taking into account any applicable fee waivers). In addition, Acquiring Fund has lower total net annual operating expenses than each Target Fund. Therefore, following the mergers, shareholders of Target Funds are expected to be invested in a larger fund with a lower total expense ratio. The mergers are also expected to result in expense savings for shareholders of the Target Funds as costs are spread over a larger combined fund.

The Board of Directors of Multi-Asset Global Opportunity Fund and the Board of Trustees of Multi-Asset Growth Fund have carefully reviewed the terms of the applicable Target Fund’s merger and unanimously approved such merger. Each merger is currently expected to occur on or about June 21, 2019, though one or both of the mergers may be delayed. Shareholder approval of the mergers is not required. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy. Details regarding the terms of each merger, and its potential benefits and costs to shareholders, are discussed in the prospectus/information statement, which we urge you to review carefully.

Thank you for investing in the Lord Abbett Family of Funds. If you have any questions, please contact your financial advisor or call 866-525-2664.

Sincerely,

Douglas B. Sieg President, Chief Executive Officer, and Director/Trustee

May 17, 2019

Acquisition of the assets of each of

Lord Abbett Multi-Asset Global Opportunity Fund
and

Lord Abbett Multi-Asset Growth Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

by and in exchange for shares of

Lord Abbett Multi-Asset Balanced Opportunity Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Lord Abbett Multi-Asset Global Opportunity Fund
(a series of Lord Abbett Global Fund, Inc.)

Lord Abbett Multi-Asset Growth Fund
(a series of Lord Abbett Investment Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

This prospectus/information statement relates to the following mergers: (1) the merger of Lord Abbett Multi-Asset Global Opportunity Fund (“Multi-Asset Global Opportunity Fund”) (a series of Lord Abbett Global Fund, Inc.) with and into Lord Abbett Multi-Asset Balanced Opportunity Fund (“Acquiring Fund”) (a series of Lord Abbett Investment Trust), and (2) the merger of Lord Abbett Multi-Asset Growth Fund (“Multi-Asset Growth Fund”) (a series of Lord Abbett Investment Trust and, together with Multi-Asset Global Opportunity Fund, each a “Target Fund” and the Target Funds together with Acquiring Fund, collectively, the “Funds”). In each merger, each shareholder of the applicable Target Fund will receive shares of the corresponding class of Acquiring Fund equal in aggregate value at the date of the exchange to the aggregate value of the shareholder’s Target Fund shares.

The prospectus/information statement explains what you should know about each merger and investing in Acquiring Fund, an open-end diversified management investment company. Please read this prospectus/information statement and keep it for future reference.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The statement of additional information relating to the mergers, dated May 17, 2019 (the “Merger SAI”) and the other documents identified below are incorporated into this prospectus/information statement by reference. Shareholders may obtain free copies of any document incorporated by reference into this prospectus/information statement, request other information about the Funds or make shareholder inquiries by contacting their financial advisor, by visiting the Lord, Abbett & Co. LLC (“Lord Abbett”) website at www.lordabbett.com, or by calling Lord Abbett toll-free at 888-522-2388. This information may also be obtained by contacting the Securities and Exchange Commission (the “SEC”), as described below.

The securities offered by this prospectus/information statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this prospectus/information statement. Any representation to the contrary is a criminal offense.

Shares of Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amounts invested.

The following documents have been filed with the SEC and are incorporated into this prospectus/information statement by reference:

(i) the prospectus of Multi-Asset Global Opportunity Fund, dated May 1, 2019, as supplemented (Securities Act File No. 033-20309);

(ii) the prospectus of Multi-Asset Growth Fund, dated April 1, 2019 (Securities Act File No. 033-68090);

(iii) the statement of additional information of Multi-Asset Global Opportunity Fund, dated May 1, 2019, as supplemented (Securities Act File No. 033-20309);

(iv) the statement of additional information of Multi-Asset Growth Fund and Acquiring Fund, dated April 1, 2019 (Securities Act File No. 033-68090);

(v) the Merger SAI, dated May 17, 2019;

(vi) the Report of Independent Registered Public Accounting Firm, audited financial highlights and financial statements included in the Multi-Asset Global Opportunity Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2018 (Securities Act File No. 033-20309); and

(vii) the Report of Independent Registered Public Accounting Firm, audited financial highlights and financial statements included in the Multi-Asset Growth Fund’s and Acquiring Fund’s Annual Report to shareholders for the fiscal year ended November 30, 2018 (Securities Act File No. 033-68090).

Information regarding Acquiring Fund’s investment adviser and portfolio managers, the pricing, purchase, sale and redemption of Acquiring Fund shares, the tax treatment of distributions and tax consequences to shareholders of buying, holding, exchanging and selling Acquiring Fund shares, financial highlights, Acquiring Fund’s policy regarding frequent trading in Acquiring Fund shares and regarding dividends and distributions, sales charges and 12b-1 fees is included in this prospectus/information statement.

This document will give you information about each merger. Much of the information is required under the federal securities laws; some of it is technical. If there is anything you do not understand, please contact Lord Abbett at its toll-free number, 888-522-2388, or call your financial advisor.

The Funds are subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and, as a result, file reports and other information with the SEC. You may review and copy information about the Funds, including reports and the Merger SAI, at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, DC 20549. You may call the SEC at 202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s website at www.sec.gov. You may need to refer to a Fund’s file number.

I. Questions and Answers Regarding each Merger

The responses to the questions that follow provide an overview of key points typically of concern to shareholders regarding a mutual fund merger. These responses are qualified in their entirety by the remainder of the prospectus/information statement, which contains additional information and further details about each merger.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

1. What is happening?

The Board of Directors of Multi-Asset Global Opportunity Fund and the Board of Trustees of Multi-Asset Growth Fund (together, the “Board”) approved each merger with and into Acquiring Fund, as applicable, pursuant to the applicable Agreement and Plan of Reorganization prepared for each Target Fund (the forms of which are attached as Exhibit A). Upon the closing of each merger, all of the assets of the applicable Target Fund will be transferred to Acquiring Fund. In exchange, Acquiring Fund will issue and deliver shares of Acquiring Fund (the “Merger Shares”) to the applicable Target Fund and will also assume all of the liabilities of such Target Fund. The Merger Shares will have an aggregate value equal to the value of the applicable Target Fund’s assets net of liabilities. Immediately after it receives the Merger Shares, each Target Fund will distribute the Merger Shares to its shareholders, on a proportionate basis. Shareholders will receive Merger Shares of the same class as the Target Fund’s shares they held. It is currently anticipated that each merger will close on or about June 21, 2019.

When adopting Rule 17a-8 under the 1940 Act, the SEC stated its view that approval by shareholders of a target fund would be required if the merger would result in a change that, in a context other than a merger, would require shareholder approval under the 1940 Act. These factors generally include increased distribution fees as a result of the merger, materially different advisory contracts, different directors or materially different fundamental investment policies as between the target and surviving funds. None of the factors requiring a shareholder vote are present in either merger.

2. What will happen to my shares of a Target Fund as a result of the applicable merger?

Your shares of a Target Fund will, in effect, be exchanged for shares of Acquiring Fund of the same class and with an equal aggregate net asset value (“NAV”) on the date of the applicable merger. Each merger is expected to be a tax-free reorganization for federal income tax purposes.

3. Why did each Board approve the applicable merger?

Lord Abbett recommended the applicable merger to each Board because it believes that it is in the best interests of shareholders of each Target Fund. Multi-Asset

Global Opportunity Fund commenced operations on February 19, 1988 and had net assets of $174.6 million as of March 15, 2019. Multi-Asset Growth Fund commenced operations on June 23, 2005 and had net assets of $1.0 billion as of March 15, 2019. Acquiring Fund commenced operations on November 16, 1994 and had net assets of $1.5 billion as of March 15, 2019.

The Funds have materially similar, though not identical, investment objectives and pursue substantially similar investment strategies. Multi-Asset Balanced Opportunity Fund has a lower contractual management fee rate than Acquiring Fund but an identical effective management fee rate, after taking into account waivers and reimbursements. Multi-Asset Growth Fund and Acquiring Fund have identical contractual and effective management fee rates. Each Fund is subject to the same sales charges and share class-specific Rule 12b-1 fees (without taking into account any applicable fee waivers). In addition, Acquiring Fund has lower total annual operating expenses than each Target Fund.

Lord Abbett believes that merging each Target Fund into Acquiring Fund could result in a larger fund that has better commercial prospects, better potential operating efficiencies, and will be better positioned to realize additional economies of scale than each Target Fund would be positioned if there was no merger. Because Acquiring Fund and each Target Fund share the same portfolio management team, have materially similar investment objectives and fundamental investment restrictions and pursue substantially similar investment strategies, Lord Abbett believes that the Funds are appropriate merger partners. The larger net asset size of the Acquiring Fund after each merger (the “Combined Fund”) may give rise to possible operating efficiencies and economies of scale because certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs, and other expenses will be spread over a larger asset base, thereby lowering the total expense ratio borne by shareholders of the Combined Fund.

The Board members oversee the management and business and affairs of Target Funds and Acquiring Fund. The Board, on behalf of its respective Target Fund, including all of the Directors/Trustees, as applicable, who are not “interested persons” (as that term is defined in the 1940 Act) of such Target Fund or Lord Abbett (the “Independent Directors/Trustees”), has carefully considered the anticipated benefits and costs of each merger to the shareholders of such Target Fund. The Board has determined that each merger is in the best interests of the applicable Target Fund’s shareholders.

4. How do the investment objectives, strategies, policies and restrictions of the Funds compare?

Investment Objectives and Strategies

As the chart below demonstrates, there are many similarities between each Target Fund’s and Acquiring Fund’s respective investment objectives and strategies. The Funds have materially similar, though not identical, investment objectives and each

Fund is a “fund-of-funds” that invests indirectly, through underlying funds, in equity, fixed income, and foreign securities. Please see below and the section titled “II. Information about each Merger - Investment Objectives, Principal Investment Strategies, and Principal Risks” for additional information regarding each Fund’s investment objectives and strategies.

	Target Fund – Multi-Asset Global Opportunity Fund		Acquiring Fund

Investment Objective	Total return		To seek current income and capital growth

Investment Strategies	•	“Fund-of-funds” that invests principally in the underlying funds.	•	“Fund-of-funds” that invests principally in the underlying funds.
•

Indirectly invests, through the underlying funds, primarily in equity and fixed income securities of corporate and governmental issuers located in North and South America, Europe, Australia, and the Far East.

			•	Indirectly invests, through the underlying funds, primarily in U.S. equity securities and fixed income securities and select foreign (including emerging market) securities.
	•	Tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.	•	Tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.
	•	In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investments strategies or for risk management purposes.	•	In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investments strategies or for risk management purposes.

	Target Fund – Multi-Asset Growth Fund		Acquiring Fund

Investment Objective	To seek long-term capital appreciation and growth of income		To seek current income and capital growth

Investment Strategies	•	“Fund-of-funds” that invests principally in the underlying funds.	•	“Fund-of-funds” that invests principally in the underlying funds.
	•	Indirectly invests, through the underlying funds, primarily in U.S. equity securities and select fixed income and foreign (including emerging market) securities.	•	Indirectly invests, through the underlying funds, primarily in U.S. equity securities and fixed income securities and select foreign (including emerging market) securities.
	•	Tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.	•	Tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.
	•	In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investments strategies or for risk management purposes.	•	In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investments strategies or for risk management purposes.

Investment Policies and Restrictions

The Funds have similar, though not identical, investment strategies. As described above, each Fund is a “fund-of-funds” that invests indirectly, through underlying funds, in equity, fixed income, and foreign securities. Each Fund, with respect to its investments in equity securities, uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Each Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. In addition to investing in the underlying funds, each Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes.

The material difference between the Funds’ investment strategies and policies is that Multi-Asset Global Opportunity Fund has greater latitude to invest in foreign securities (with a target allocation of 40-100%) as compared to Acquiring Fund (which has a target allocation of 0-35%) and slightly greater latitude to invest in equity securities (with a target allocation of 25-80%) as compared to Acquiring Fund (which has a target allocation of 25-70%). Multi-Asset Growth Fund has slightly greater latitude to invest in equity securities (with a target allocation of 35-85%) as compared to Acquiring Fund (which has a target allocation of

25-70%) and slightly less latitude to invest in fixed income securities (with a target allocation of 15-65%) as compared to Acquiring Fund (which has a target allocation of 30-75%).

5. How do the management fees and other expenses of the Funds compare, and what are they estimated to be following the merger?

Multi-Asset Global Opportunity Fund’s shareholders are expected to benefit in terms of a lower total expense ratio as shareholders of the Combined Fund. Multi-Asset Growth Fund and Acquiring Fund have identical management fees.

Lord Abbett is entitled to a 0.25% annual management fee based on the Multi-Asset Global Opportunity Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Lord Abbett is entitled to a 0.10% annual management fee based on the Multi-Asset Growth Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Lord Abbett is entitled to a 0.10% annual management fee based on the Acquiring Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

For the fiscal year ended December 31, 2018, the effective annual management fee rate of the fees paid to Lord Abbett was 0.10% of Multi-Asset Global Opportunity Fund’s average daily net assets. For the fiscal year ended November 30, 2018, the effective annual management fee rate of the fees paid to Lord Abbett was 0.10% of Multi-Asset Growth Fund’s average daily net assets. For the fiscal year ended November 30, 2018, the effective annual management fee rate of the fees paid to Lord Abbett was 0.10% of Acquiring Fund’s average daily net assets. Following the mergers, Lord Abbett expects the effective annual management fee rate of the Combined Fund to be 0.10%.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in Multi-Asset Growth Fund’s and Acquiring Fund’s semi-annual reports to shareholders for the six-month period ended May 31, 2018 and in Multi-Asset Global Opportunity Fund’s semi-annual report to shareholders for the six-month period ended June 30, 2018.

As of May 1, 2019 (using December 31, 2018 audited financials), the total net expenses for Class A shares of Multi-Asset Global Opportunity Fund, not including any payments under Rule 12b-1 distribution and service plans, was 1.13%. As of April 1, 2019 (using November 30, 2018 audited financials), the total net expenses for Class A shares of Multi-Asset Growth Fund and Acquiring Fund, not including any payments under Rule 12b-1 distribution and service plans, were 1.02% and 0.98%, respectively. Class A shares of the Combined Fund are expected to pay 0.97% in total expenses (not including any payments under Rule 12b-1 distribution and service plans), which does not reflect non-recurring expenses related to the mergers. If these expenses are reflected, the estimated total (non 12b-1) annual fund operating expenses would be 0.98% for the Combined Fund.

For more detailed information about fees and expenses, please see “Information about each Merger—Fees and Expenses.”

6. How does the investment performance of the Funds compare?

The performance information below gives some indication of the risks associated with an investment in a Fund by showing each Fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for each Fund are available at www.lordabbett.com.

The tables below show year-to-year changes in the NAV performance of one of each Fund’s classes of shares, Class A shares.

Target Funds
Multi-Asset Global Opportunity Fund

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +22.59%	Worst Quarter 3rd Q ’11 -16.94%

Multi-Asset Growth Fund

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +18.83%	Worst Quarter 3rd Q ’11 -16.18%

Acquiring Fund

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +15.78%	Worst Quarter 3rd Q ’11 -14.27%

Target Funds
Multi-Asset Global Opportunity Fund

Average Annual Total Returns (for the periods ended December 31, 2018)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-13.69%	0.02%	6.56%	–

After Taxes on Distributions	-14.59%	-1.48%	5.31%	–

After Taxes on Distributions and Sale of Fund Shares	-7.80%	-0.28%	5.06%	–

Class C Shares	-13.19%	-0.26%	6.04%	–

Class F Shares	-11.47%	0.64%	6.98%	–

Class F3 Shares	-11.34%	–	–	-2.02%	4/4/2017

Class I Shares	-11.40%	0.74%	7.09%	–

Class R2 Shares	-11.96%	0.15%	6.62%	–

Class R3 Shares	-11.93%	0.25%	6.63%	–

Class R4 Shares	-11.68%	–	–	-0.15%	6/30/2015

Class R5 Shares	-11.37%	–	–	0.12%	6/30/2015

Class R6 Shares	-11.34%	–	–	0.16%	6/30/2015

Index

MSCI ACWI® Index with Gross Dividends (reflects no deduction for fees, expenses, or taxes)	-8.93%	4.82%	10.05%	4.68% 3.46%	6/30/2015 4/4/2017

MSCI ACWI® Index with Net Dividends (reflects no deduction for fees, expenses, or taxes)	-9.42%	4.26%	9.46%	4.12% 2.92%	6/30/2015 4/4/2017

35% Russell 1000® Index/25% MSCI EAFE® Index with Gross Dividends/25% ICE BofAML U.S. High Yield Constrained Index/15% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.47%	4.58%	9.83%	4.34% 2.78%	6/30/2015 4/4/2017

Morningstar Average

Morningstar World Allocation Category Average (reflects no deduction for sales charges or taxes)	-8.10%	1.56%	5.53%	2.95% 3.30%	6/30/2015 4/4/2017

Multi-Asset Growth Fund

Average Annual Total Returns (for the periods ended December 31, 2018)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-12.17%	2.38%	8.68%	–

After Taxes on Distributions	-14.23%	0.20%	6.96%	–

After Taxes on Distributions and Sale of Fund Shares	-6.25%	1.43%	6.68%	–

Class C Shares	-11.66%	2.09%	8.16%	–

Class F Shares	-9.96%	3.01%	9.12%	–

Class F3 Shares	-9.84%	–	–	-1.25%	4/4/2017

Class I Shares	-9.93%	3.11%	9.23%	–

Class R2 Shares	-10.47%	2.49%	8.65%	–

Class R3 Shares	-10.34%	2.62%	8.70%	–

Class R4 Shares	-10.14%	–	–	1.51%	6/30/2015

Class R5 Shares	-9.98%	–	–	1.76%	6/30/2015

Class R6 Shares	-9.89%	–	–	1.82%	6/30/2015

Index

Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	-4.78%	8.21%	13.28%	7.50% 5.30%	6/30/2015 4/4/2017

50% Russell 1000® Index/30% ICE BofAML U.S. High Yield Constrained Index/15% MSCI EAFE® Index with Gross Dividends/5% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-4.95%	5.62%	11.31%	5.33% 3.37%	6/30/2015 4/4/2017

Morningstar Average

Morningstar Allocation 70-85% Equity Category Average (reflects no deduction for sales charges or taxes)	-8.17%	3.45%	9.01%	2.85% 1.19%	6/30/2015 4/4/2017

Acquiring Fund

Average Annual Total Returns (for the periods ended December 31, 2018)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-10.80%	1.98%	7.85%	–

After Taxes on Distributions	-12.65%	-0.05%	6.13%	–

After Taxes on Distributions and Sale of Fund Shares	-5.70%	1.02%	5.83%	–

Class C Shares	-10.27%	1.68%	7.33%	–

Class F Shares	-8.62%	2.61%	8.30%	–

Class F3 Shares	-8.43%	–	–	-0.97%	4/4/2017

Class I Shares	-8.53%	2.71%	8.38%	–

Class P Shares	-8.98%	2.23%	7.91%	–

Class R2 Shares	-9.16%	2.07%	7.82%	–

Class R3 Shares	-8.92%	2.20%	7.86%	–

Class R4 Shares	-8.75%	–	–	1.43%	6/30/2015

Class R5 Shares	-8.52%	–	–	1.67%	6/30/2015

Class R6 Shares	-8.52%	–	–	1.68%	6/30/2015

Index

Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	-4.78%	8.21%	13.28%	7.50% 5.30%	6/30/2015 4/4/2017

40% Russell 1000® Index/30% Bloomberg Barclays U.S. Aggregate Bond Index/20% ICE BofAML U.S. High Yield Constrained Index/10% MSCI EAFE® Index with Gross Dividends (reflects no deduction for fees, expenses, or taxes)	-3.51%	5.04%	9.44%	4.66% 3.06%	6/30/2015 4/4/2017

Morningstar Average

Morningstar Allocation 50-70% Equity Category Average (reflects no deduction for sales charges or taxes)	-5.75%	3.74%	8.31%	3.13% 1.71%	6/30/2015 4/4/2017

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for Class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

7. Will my dividends be affected by the mergers?

Each Target Fund expects to pay dividends from its net investment income quarterly, while Acquiring Fund expects to pay dividends from its net investment income monthly. Each Fund expects to distribute any net capital gains annually. These distributions will be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement. Subject to payment of a dividend as a result of the closing of each Target Fund’s taxable year in connection with the applicable merger as described below and the payment of dividends from net investment income on a monthly (rather than quarterly) basis, Lord Abbett does not expect that shareholders of either Target Fund will see any meaningful change in the dividends they receive as a result of the mergers, although there can be no assurance that this will be the case.

8. What are the federal income tax consequences of each merger?

Each merger is expected to qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by a Target Fund or its shareholders as a direct result of the applicable merger, and the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Merger Shares the shareholder receives in the applicable merger. At any time before the consummation of the applicable merger, a shareholder may redeem its Target Fund shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

One or more of the Target Funds may make dispositions of certain portfolio holdings prior to the applicable merger. At this time, Lord Abbett expects that approximately 20% of each Target Fund’s portfolio will be realigned in connection with the relevant merger. Any such dispositions may result in brokerage commissions or other transaction costs, and may result in the realization of capital gains that, after reduction by any available capital losses, will be distributed to shareholders as taxable distributions. If sales take place before the date of the applicable merger, any net capital gains recognized in these sales will be distributed to the applicable Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net-realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale. These distributions will be taxable to shareholders, unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement. If sales take place after the date of the applicable merger, any net capital gains recognized in these sales will be distributed to shareholders of the Combined Fund and will likewise be taxable in the manner described in the immediately preceding sentence.

The merger will end the tax year of the applicable Target Fund. Prior to each merger, each Target Fund will distribute to its shareholders income and capital gains realized during the short tax year ending on the date of the merger, after reduction by any available capital losses. Had the mergers not occurred, each Target Fund would have paid such distributions by the end of its regular tax year. The merger thus will accelerate distributions to shareholders from the applicable

Target Fund for its short tax year ending on the date of the merger. Such tax year-end distributions will be taxable (unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement) and will include any capital gains resulting from portfolio turnover before the consummation of the merger (and not offset by capital losses) that were not previously distributed. Shareholders of each Target Fund also may receive distributions of income and capital gains in connection with the tax year end of the Combined Fund. Such tax year-end distributions will likewise be taxable (unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement) and will include any capital gains resulting from portfolio turnover after the consummation of the merger (and not offset by capital losses) that were not previously distributed.

Certain other tax consequences are discussed below under “Information about each Merger — Material Federal Income Tax Consequences of each Merger.”

9. Is there any difference in the procedures for purchasing, redeeming and exchanging shares of the Funds?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Lord Abbett-sponsored funds, are identical.

Target Funds and Acquiring Fund each currently offer eleven classes of shares available for purchase: Classes A, C, F, F3, I, P, R2, R3, R4, R5, and R6. Shares of each Fund may be purchased either through investment dealers that have sales agreements with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) or directly through Lord Abbett Distributor at prices based on NAV, plus varying sales charges, depending on the class and dollar value of shares purchased. Reinvestment of distributions by each Fund is made at NAV for all classes of shares.

Shares of each Fund may be redeemed (in essence, sold to the fund) on any day the New York Stock Exchange is open at their NAV next determined after receipt by the Fund, either directly or through an investment dealer, of a properly completed redemption request, less any applicable deferred sales charge.

Each Fund’s shareholders can generally exchange their shares for shares of the same class of another Lord Abbett-sponsored fund at NAV. Not all Lord Abbett-sponsored funds offer all classes of shares or are open to new investors. Each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

10. Will the number of shares I own change after the applicable merger?

Yes, the number of shares you own will change, but the total value of the shares of Acquiring Fund you receive will equal the total value of the shares of each Target Fund that you hold at the time of each applicable merger. Even though the NAV per share of each Fund is different, the total NAV of your holdings at the time of the applicable merger will not change as a result of that merger.

11. What are the costs associated with each merger?

With respect to each merger, Target Fund and Acquiring Fund each will be responsible for and directly pay its proportionate share of the total merger expenses, determined based on each Fund’s average net assets as of the Fund’s most recent fiscal year end (December 31, 2018 for Multi-Asset Global Opportunity Fund and November 30, 2018 for Multi-Asset Growth Fund and Acquiring Fund), provided that transaction costs attributable to a particular Fund’s disposition of portfolio securities shall be borne and paid directly by such Fund. Such expenses include the cost of preparing, filing, printing, and mailing this prospectus/information statement, and related accounting and legal fees. It is estimated that these expenses will total approximately $102,040 for the merger of Multi-Asset Global Opportunity Fund with and into Acquiring Fund (the “Multi-Asset Global Opportunity Merger”) and approximately $109,270 for the merger of Multi-Asset Growth Fund with and into Acquiring Fund (the “Multi-Asset Growth Merger”). Multi-Asset Global Opportunity Fund’s proportionate share of these expenses relating to the Multi-Asset Global Opportunity Merger is estimated to be approximately $9,930 (or 0.01% of net assets as of December 31, 2018), but the actual amount may be higher or lower. Multi-Asset Growth Fund’s proportionate share of these expenses relating to the Multi-Asset Growth Merger is estimated to be approximately $44,623 (or less than 0.01% of net assets as of November 30, 2018), but the actual amount may be higher or lower.

II. Information about each Merger

General. Each Target Fund will merge with and into Acquiring Fund pursuant to the Target Fund’s Agreement and Plan of Reorganization (the “Agreements”), forms of which are attached to this prospectus/information statement as Exhibit A.

Although the term “merger” is used for ease of reference, the transaction is structured as a transfer of all of the assets of each Target Fund to Acquiring Fund in exchange for the assumption by Acquiring Fund of all of the liabilities of such Target Fund and for the issuance and delivery to such Target Fund of shares of Acquiring Fund (the Merger Shares) equal in aggregate NAV to the net value of the assets transferred to Acquiring Fund.

After receipt of the Merger Shares, each Target Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of such Target Fund, and the legal existence of such Target Fund will be terminated. Each shareholder of a Target Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Target Fund shares.

Before the date of the applicable merger, each Target Fund will declare a distribution to shareholders that will have the effect of distributing to shareholders all of its remaining investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the date of such merger.

The Directors/Trustees have voted unanimously to approve each merger.

Each Target Fund may make dispositions of certain portfolio holdings prior to or following the applicable merger. At this time, Lord Abbett expects that approximately 20% of each Target Fund’s portfolio will be realigned in connection with the relevant merger (It is also possible that the Combined Fund’s portfolio managers could deem it appropriate in their discretion simply to combine the applicable Funds’ portfolios, without disposing of securities in a Target Fund in anticipation of the applicable merger.) Any dispositions in connection with portfolio realignment would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains distributable to shareholders as taxable distributions after reduction by any available capital loss carryforwards. Please see “Federal Income Tax Consequences” for information about the expected tax consequences of each merger.

Following each merger, Lord Abbett anticipates that Acquiring Fund may incur brokerage commissions and other transaction costs in connection with reinvesting the proceeds of the applicable Target Fund’s dispositions. These possible transaction costs do not alter Lord Abbett’s view that each merger is in the best interests of each applicable Fund’s shareholders.

Fees and Expenses. The tables below provide a summary comparison of the expenses of each class of shares of each Fund. Each Fund’s annual fund operating expenses are based on the Fund’s fees and expenses for the Fund’s most recently completed fiscal year for which audited financials are available (December 31, 2018 for Multi-Asset Global Opportunity Fund and November 30, 2018 for Multi-Asset Growth Fund and Acquiring Fund). The estimated annual fund operating expenses of Acquiring Fund after giving effect to each proposed merger (the “Combined Fund”) are shown on a pro forma basis as of November 30, 2018 and December 31, 2018, as if the mergers had been completed at the start of the year ending on that date. The Combined Fund’s actual annual operating expenses after each merger may be greater or less than those shown.

The Funds are subject to the same sales charges. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other sales charge discounts is available from your financial professional, in “Sales Charge Reductions and Waivers” on page 78 of this prospectus/information statement, Appendix A to “Additional Information about the Acquiring Fund,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of Acquiring Fund’s statement of additional information (“SAI”) dated April 1, 2018.

Class A

Fee Table	Multi-Asset Global Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Pro Forma Combined Fund
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.25%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.28%	0.18%	0.16%	0.15%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.53%	1.27%	1.23%	1.22%
Fee Waiver and/or Expense Reimbursement	(0.15)%	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.38%	1.27%	1.23%	1.22%

Class C

Fee Table	Multi-Asset Global Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Pro Forma Combined Fund
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.25%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.28%	0.18%	0.16%	0.15%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.72%	0.72%
Total Annual Fund Operating Expenses	2.28%	2.02%	1.98%	1.97%
Fee Waiver and/or Expense Reimbursement	(0.15)%	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.13%	2.02%	1.98%	1.97%

Class F

Fee Table	Multi-Asset Global Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Pro Forma Combined Fund
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.25%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.10%	0.10%	0.10%	0.10%
Other Expenses	0.28%	0.18%	0.16%	0.15%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.38%	1.12%	1.08%	1.07%
Fee Waiver and/or Expense Reimbursement	(0.15)%	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23%	1.12%	1.08%	1.07%

Class F3

Fee Table	Multi-Asset Global Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Pro Forma Combined Fund
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.25%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses	0.16%	0.09%	0.08%	0.07%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.16%	0.93%	0.90%	0.89%
Fee Waiver and/or Expense Reimbursement	(0.15)%	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%	0.93%	0.90%	0.89%

Class I

Fee Table	Multi-Asset Global Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Pro Forma Combined Fund
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.25%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses	0.28%	0.18%	0.16%	0.15%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.28%	1.02%	0.98%	0.97%
Fee Waiver and/or Expense Reimbursement	(0.15)%	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%	1.02%	0.98%	0.97%

Class P

Fee Table	Multi-Asset Global Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Pro Forma Combined Fund
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.25%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.45%	0.45%	0.45%	0.45%
Other Expenses	0.28%	0.18%	0.16%	0.15%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.73%	1.47%	1.43%	1.42%
Fee Waiver and/or Expense Reimbursement	(0.15)%	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.58%	1.47%	1.43%	1.42%

Class R2

Fee Table	Multi-Asset Global Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Pro Forma Combined Fund
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.25%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.60%	0.60%	0.60%	0.60%
Other Expenses	0.28%	0.18%	0.16%	0.15%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.88%	1.62%	1.58%	1.57%
Fee Waiver and/or Expense Reimbursement	(0.15)%	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.73%	1.62%	1.58%	1.57%

Class R3

Fee Table	Multi-Asset Global Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Pro Forma Combined Fund
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.25%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.50%	0.50%	0.50%	0.50%
Other Expenses	0.28%	0.18%	0.16%	0.15%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.78%	1.52%	1.48%	1.47%
Fee Waiver and/or Expense Reimbursement	(0.15)%	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.63%	1.52%	1.48%	1.47%

Class R4

Fee Table	Multi-Asset Global Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Pro Forma Combined Fund
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.25%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.28%	0.18%	0.16%	0.15%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.53%	1.27%	1.23%	1.22%
Fee Waiver and/or Expense Reimbursement	(0.15)%	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.38%	1.27%	1.23%	1.22%

Class R5

Fee Table	Multi-Asset Global Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Pro Forma Combined Fund
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.25%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses	0.28%	0.18%	0.16%	0.15%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.28%	1.02%	0.98%	0.97%
Fee Waiver and/or Expense Reimbursement	(0.15)%	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%	1.02%	0.98%	0.97%

Class R6

Fee Table	Multi-Asset Global Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Pro Forma Combined Fund
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.25%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses	0.16%	0.09%	0.08%	0.07%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.16%	0.93%	0.90%	0.89%
Fee Waiver and/or Expense Reimbursement	(0.15)%	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%	0.93%	0.90%	0.89%

Examples

The following examples are intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The example for each Fund assumes that you invest $10,000 in such Fund at the maximum sales charge, if any, for the time periods indicated. The examples also assume that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the relevant Fund’s operating expenses remain the same. The examples assume a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year period for Class C shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. No sales charge will be imposed in connection with the mergers. The second example assumes that you do not redeem and instead keep your shares.

If Shares Are Redeemed	1 year	3 years	5 years	10 years
Multi-Asset Global Opportunity Fund Target Fund Class A	$377	$697	$1,040	$2,007
Multi-Asset Growth Fund Target Fund Class A	$351	$619	$906	$1,724
Acquiring Fund Class A	$347	$607	$885	$1,680
Pro Forma Combined Class A	$347	$603	$880	$1,669
Multi-Asset Global Opportunity Fund Target Fund Class C	$331	$712	$1,220	$2,615
Multi-Asset Growth Fund Target Fund Class C	$305	$634	$1,088	$2,348
Acquiring Fund Class C	$301	$621	$1,068	$2,306
Pro Forma Combined Class C	$300	$618	$1,062	$2,296
Multi-Asset Global Opportunity Fund Target Fund Class F	$140	$437	$755	$1,657
Multi-Asset Growth Fund Target Fund Class F	$114	$356	$617	$1,363
Acquiring Fund Class F	$110	$343	$595	$1,317
Pro Forma Combined Class F	$109	$340	$590	$1,306
Multi-Asset Global Opportunity Fund Target Fund Class F3	$118	$368	$638	$1,409
Multi-Asset Growth Fund Target Fund Class F3	$95	$296	$515	$1,143
Acquiring Fund Class F3	$92	$287	$498	$1,108
Pro Forma Combined Class F3	$91	$284	$493	$1,096
Multi-Asset Global Opportunity Fund Target Fund Class I	$130	$406	$702	$1,545
Multi-Asset Growth Fund Target Fund Class I	$104	$325	$563	$1,248
Acquiring Fund Class I	$100	$312	$542	$1,201
Pro Forma Combined Class I	$99	$309	$536	$1,190

If Shares Are Redeemed	1 year	3 years	5 years	10 years
Multi-Asset Global Opportunity Fund Target Fund Class P	$176	$545	$939	$2,041
Multi-Asset Growth Fund Target Fund Class P	$150	$465	$803	$1,757
Acquiring Fund Class P	$146	$452	$782	$1,713
Pro Forma Combined Class P	$145	$449	$776	$1,702
Multi-Asset Global Opportunity Fund Target Fund Class R2	$191	$591	$1,016	$2,201
Multi-Asset Growth Fund Target Fund Class R2	$165	$511	$881	$1,922
Acquiring Fund Class R2	$161	$499	$860	$1,878
Pro Forma Combined Class R2	$160	$496	$855	$1,867
Multi-Asset Global Opportunity Fund Target Fund Class R3	$181	$560	$964	$2,095
Multi-Asset Growth Fund Target Fund Class R3	$155	$480	$829	$1,813
Acquiring Fund Class R3	$151	$468	$808	$1,768
Pro Forma Combined Class R3	$150	$465	$803	$1,757
Multi-Asset Global Opportunity Fund Target Fund Class R4	$156	$483	$834	$1,824
Multi-Asset Growth Fund Target Fund Class R4	$129	$403	$697	$1,534
Acquiring Fund Class R4	$125	$390	$676	$1,489
Pro Forma Combined Class R4	$124	$387	$670	$1,477
Multi-Asset Global Opportunity Fund Target Fund Class R5	$130	$406	$702	$1,545
Multi-Asset Growth Fund Target Fund Class R5	$104	$325	$563	$1,248
Acquiring Fund Class R5	$100	$312	$542	$1,201
Pro Forma Combined Class R5	$99	$309	$536	$1,190
Multi-Asset Global Opportunity Fund Target Fund Class R6	$118	$368	$638	$1,409
Multi-Asset Growth Fund Target Fund Class R6	$95	$296	$515	$1,143
Acquiring Fund Class R6	$92	$287	$498	$1,108
Pro Forma Combined Class R6	$91	$284	$493	$1,096

If Shares Are Not Redeemed	1 year	3 years	5 years	10 years
Multi-Asset Global Opportunity Fund Target Fund Class A	$377	$697	$1,040	$2,007
Multi-Asset Growth Fund Target Fund Class A	$351	$619	$906	$1,724
Acquiring Fund Class A	$347	$607	$885	$1,680
Pro Forma Combined Class A	$347	$603	$880	$1,669

If Shares Are Not Redeemed	1 year	3 years	5 years	10 years
Multi-Asset Global Opportunity Fund Target Fund Class C	$231	$712	$1,220	$2,615
Multi-Asset Growth Fund Target Fund Class C	$205	$634	$1,088	$2,348
Acquiring Fund Class C	$201	$621	$1,068	$2,306
Pro Forma Combined Class C	$200	$618	$1,062	$2,296
Multi-Asset Global Opportunity Fund Target Fund Class F	$140	$437	$755	$1,657
Multi-Asset Growth Fund Target Fund Class F	$114	$356	$617	$1,363
Acquiring Fund Class F	$110	$343	$595	$1,317
Pro Forma Combined Class F	$109	$340	$590	$1,306
Multi-Asset Global Opportunity Fund Target Fund Class F3	$118	$368	$638	$1,409
Multi-Asset Growth Fund Target Fund Class F3	$95	$296	$515	$1,143
Acquiring Fund Class F3	$92	$287	$498	$1,108
Pro Forma Combined Class F3	$91	$284	$493	$1,096
Multi-Asset Global Opportunity Fund Target Fund Class I	$130	$406	$702	$1,545
Multi-Asset Growth Fund Target Fund Class I	$104	$325	$563	$1,248
Acquiring Fund Class I	$100	$312	$542	$1,201
Pro Forma Combined Class I	$99	$309	$536	$1,190
Multi-Asset Global Opportunity Fund Target Fund Class P	$176	$545	$939	$2,041
Multi-Asset Growth Fund Target Fund Class P	$150	$465	$803	$1,757
Acquiring Fund Class P	$146	$452	$782	$1,713
Pro Forma Combined Class P	$145	$449	$776	$1,702
Multi-Asset Global Opportunity Fund Target Fund Class R2	$191	$591	$1,016	$2,201
Multi-Asset Growth Fund Target Fund Class R2	$165	$511	$881	$1,922
Acquiring Fund Class R2	$161	$499	$860	$1,878
Pro Forma Combined Class R2	$160	$496	$855	$1,867
Multi-Asset Global Opportunity Fund Target Fund Class R3	$181	$560	$964	$2,095
Multi-Asset Growth Fund Target Fund Class R3	$155	$480	$829	$1,813
Acquiring Fund Class R3	$151	$468	$808	$1,768
Pro Forma Combined Class R3	$150	$465	$803	$1,757
Multi-Asset Global Opportunity Fund Target Fund Class R4	$156	$483	$834	$1,824
Multi-Asset Growth Fund Target Fund Class R4	$129	$403	$697	$1,534
Acquiring Fund Class R4	$125	$390	$676	$1,489
Pro Forma Combined Class R4	$124	$387	$670	$1,477

If Shares Are Not Redeemed	1 year	3 years	5 years	10 years
Multi-Asset Global Opportunity Fund Target Fund Class R5	$130	$406	$702	$1,545
Multi-Asset Growth Fund Target Fund Class R5	$104	$325	$563	$1,248
Acquiring Fund Class R5	$100	$312	$542	$1,201
Pro Forma Combined Class R5	$99	$309	$536	$1,190
Multi-Asset Global Opportunity Fund Target Fund Class R6	$118	$368	$638	$1,409
Multi-Asset Growth Fund Target Fund Class R6	$95	$296	$515	$1,143
Acquiring Fund Class R6	$92	$287	$498	$1,108
Pro Forma Combined Class R6	$91	$284	$493	$1,096

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect each Fund’s performance. For the twelve-month period ended December 31, 2018, Multi-Asset Global Opportunity Fund’s portfolio turnover rate was 37% of the average value of its portfolio. For the twelve-month period ended November 30, 2018, Multi-Asset Growth Fund’s portfolio turnover rate was 32% of the average value of its portfolio. For the twelve-month period ended November 30, 2018, Acquiring Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Board Considerations in Approving the Mergers

At a meeting of the Board held on April 2-3, 2019, Lord Abbett recommended that the Board consider and approve the merger of each Target Fund into Acquiring Fund. In connection with each merger, the Board, including the Independent Directors/Trustees, considered written memoranda and other supporting materials provided by Lord Abbett and discussed the anticipated benefits and costs of the mergers from the perspective of each applicable Fund. Following this review, the Board of Trustees of Multi-Asset Growth Fund and Acquiring Fund, including all of the Independent Trustees, determined that the merger of the Multi-Asset Growth Fund into Acquiring Fund would be in the best interests of both Funds and their shareholders and that the interests of existing shareholders of each Fund would not be diluted by the merger. The Board of Directors of Multi-Asset Global Opportunity Fund, including all of the Independent Directors, determined that the merger of the Multi-Asset Global Opportunity Fund into Acquiring Fund would be in the best interests of the Multi-Asset Global Opportunity Fund and its shareholders and that the interests of existing shareholders would not be diluted by the merger. The Board of Trustees of Acquiring Fund, including all of the Independent Trustees, determined that the merger of the Multi-Asset Global Opportunity Fund into Acquiring Fund would be in the best interests of Acquiring Fund and its shareholders and that the interests of existing shareholders would not be diluted by the merger. The Board unanimously approved each merger and the applicable Agreement. At the meeting, in approving each merger and the applicable Agreement, the Board considered a number of factors with respect to each merger, including but not limited to the following:

•	The compatibility of the applicable Target Fund’s investing style, investment objective, strategies, risks, policies, benchmark index, and investment restrictions with those of Acquiring Fund;

•	The relative expense structures and ratios of the applicable Target Fund and Acquiring Fund and the impact of the merger on those expense structures and expense ratios;

•	The relative investment performance of the applicable Target Fund and Acquiring Fund;

•	The fact that the applicable Target Fund’s portfolio management team, as well as its investment adviser and other service providers, would not change as a result of the merger;

•	The relative asset sizes of the applicable Target Fund and Acquiring Fund;

•

The anticipated tax consequences of the merger with respect to the applicable Target Fund and its shareholders, including the possibility that any portfolio repositioning in connection with the merger would accelerate (and potentially increase) taxable distributions for such Target Fund’s shareholders;

•

The estimated direct costs of each merger and the extent to which the applicable Target Fund would bear such costs, and the extent to which such Target Fund might incur other indirect costs associated with the merger; and

•	The potential benefits of the merger for the shareholders of each Fund.

In considering such factors, the Board received information from Lord Abbett about the business rationale for the mergers, the compatibility of the Funds’ investment strategies and policies, the comparative expense structures and expense ratios of the Funds, the relative investment performance of the Funds, the relative asset sizes of the Funds, the costs and anticipated tax consequences of the mergers and of portfolio repositioning before and after the mergers, and the potential benefits to shareholders of each Fund. The Board considered that the actual results of the mergers may differ from the expected results of the mergers. During their deliberations, the Independent Directors/Trustees were advised by independent legal counsel, who advised them of applicable law and their duties in considering the mergers. The Board’s considerations and conclusions are summarized below.

The Board considered that the mergers will allow shareholders of each Target Fund to continue to invest in a professionally managed fund with similar investment strategies. The Board also considered that each Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord Abbett. The Board considered the differences in the principal investment strategies of the Funds, including the differences in the Funds’ target allocations. The Board also took into account Lord Abbett’s expectation that Target Fund shareholders will benefit from becoming shareholders in a more diversified Fund that will seek current income and capital growth. The Board further noted that the Funds have the same principal investment risks and fundamental and non-fundamental investment restrictions.

The Board considered Multi-Asset Global Opportunity Fund’s and Multi-Asset Growth Fund’s expense structure and expense ratio as of December 31, 2018 and November 30, 2018, respectively, and Acquiring Fund’s expense structure and expense ratio as of November 30, 2018. The Board observed that Acquiring Fund has a lower contractual management fee rate than Multi-Asset Global Opportunity Fund, but, due to a voluntary management fee waiver on the Multi-Asset Global Opportunity Fund, the Acquiring Fund and the Multi-Asset Global Opportunity Fund have identical effective management fee rates. The Acquiring Fund and the Multi-Asset Growth Fund have identical contractual and effective management fee rates. Each Target Fund and the Acquiring Fund are subject to the same sales charges and the same share class-specific Rule 12b-1 fee rates. The Board took into account Lord Abbett’s assertion that the Combined Fund is expected to have lower total annual operating expenses than each share class of the Target Funds.

The Board considered each Fund’s investment performance in relation to that of its benchmark as of various periods ended December 31, 2018. Each Fund underperformed its benchmark over the 1-, 3-, 5-, and 10-year periods ended December 31, 2018.

The Board considered the relative asset size of Multi-Asset Global Opportunity Fund as of December 31, 2018 for and Multi-Asset Growth Fund and Acquiring Fund as of November 30, 2018. The Board also took into account Lord Abbett’s belief that the larger Combined Fund will have better commercial prospects and will be better positioned to realize additional economies of scale than either Target Funds or Acquiring Fund. The Board also noted that because the mergers would be effected based on the Funds’ relative NAVs per share without the imposition of any sales charge, Lord Abbett believes that the mergers would not result in the dilution of the interests of any shareholder.

The Board observed that Lord Abbett serves as each Fund’s investment adviser and that the Funds have the same service providers, including their distributor, administrator, custodian, and transfer agent, and each have the same shareholder service arrangements. The Board also observed that each Fund has the same portfolio management team.

The Board noted that Multi-Asset Growth Fund and Acquiring Fund are series of the same registrant organized under Delaware law and are therefore governed by the same state law and Articles of Incorporation and By-Laws. The Board

considered that after the Multi-Asset Growth Merger, the interests of Multi-Asset Growth Fund shareholders would be overseen under the same legal and regulatory standards and, therefore, Multi-Asset Growth Fund shareholders will continue to enjoy the same rights as shareholders of the Combined Fund.

The Board noted that Global Opportunity Fund is a series of Lord Abbett Global Fund, Inc. and organized under Maryland law, and considered information provided by Lord Abbett discussing the differences between the rights of shareholders under Delaware and Maryland law. The differences in shareholder rights are summarized in Exhibit B.

The Board considered Lord Abbett’s representation that each merger is expected to qualify as a tax-free reorganization for federal income tax purposes and also considered the potential tax implications of any portfolio repositioning in connection with each merger. The Board also took into account Lord Abbett’s representation that it believes there would be no dilution of shareholder interests as a result of the tax characteristics and benefits of the mergers. The Board noted Lord Abbett’s representation that there is substantial portfolio overlap between the Funds and that any portfolio repositioning will take place before the mergers, such that any realized gains by a Target Fund resulting from any portfolio repositioning would be distributed to such Target Fund’s shareholders in connection with the closing of such Target Fund’s short-taxable year ending on the date of the merger. The Board considered the possibility that any portfolio repositioning before the mergers would accelerate (and potentially increase) taxable distributions for a Target Fund’s shareholders.

The Board considered the expected costs of the mergers, including printing and mailing costs, accounting fees, legal fees, filing fees, and potential transaction costs from portfolio repositioning. The Board weighed these costs against the expected benefits of the merger. The Board considered Lord Abbett’s recommendation that each Fund will be responsible for and directly pay its proportionate share of the total merger expenses, determined based on each Fund’s average net assets as of such Fund’s most recent fiscal year end (November 30, 2018 for Multi-Asset Growth Fund and Acquiring Fund and December 31, 2018 for Multi-Asset Global Opportunity Fund), provided that transaction costs attributable to a particular Fund’s disposition of portfolio securities shall be borne and paid directly by such Fund. The Board then weighed alternatives to the mergers, including liquidating Target Funds, but concluded that the mergers were preferable to those alternatives and in the best interests of each Fund’s shareholders.

Investment Objectives, Principal Investment Strategies, and Principal Risks

This section describes the similarities and differences between the investment objectives, strategies, and risks of each Target Fund and those of Acquiring Fund. For a more complete description of the investment objective, strategies, and risks of Acquiring Fund, you should read the section titled “Additional Information about the Acquiring Fund” in this prospectus/information statement and Acquiring Fund’s SAI.

The similarities and differences between the principal investment attributes of each Target Fund and Acquiring Fund are summarized in the chart and the discussion below.

	Target Fund – Multi-Asset Global Opportunity Fund	Acquiring Fund

Investment Objective	Total return	To seek current income and capital growth

Investing Style	Value/growth blend	Value/growth blend

Principal Investment Strategies	• “Fund-of-funds” that invests principally in the underlying funds.	• “Fund-of-funds” that invests principally in the underlying funds.
•

Indirectly invests, through the underlying funds, primarily in equity and fixed income securities of corporate and governmental issuers located in North and South America, Europe, Australia, and the Far East.

• Indirectly invests, through the underlying funds, primarily in U.S. equity securities and fixed income securities and select foreign (including emerging market) securities.
	• Tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.	• Tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.
	• In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investments strategies or for risk management purposes.	• In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investments strategies or for risk management purposes.

Target Allocation to Equity Securities	25-80%	25-70%

Target Allocation to Fixed Income Securities	20-75%	30-75%

Target Allocation to Foreign Securities	40-100%	0-35%

	Target Fund – Multi-Asset Global Opportunity Fund		Acquiring Fund

Underlying Funds	May invest in the same underlying funds as Acquiring Fund.		May invest in the same underlying funds as Multi-Asset Global Opportunity Fund.

Performance Benchmarks	MSCI ACWI® Index		Russell 1000® Index
	35% Russell 1000® Index/25% MSCI EAFE® Index with Gross Dividends/25% ICE BofAML U.S. High Yield Constrained Index/15% Bloomberg Barclays U.S. Aggregate Bond Index		40% Russell 1000® Index/30% Bloomberg Barclays U.S. Aggregate Bond Index/20% ICE BofAML U.S. High Yield Constrained Index/10% MSCI EAFE® Index with Gross Dividends

Diversification Status	Diversified		Diversified

Fundamental Investment Restrictions	Identical to those of Acquiring Fund		Identical to those of Multi-Asset Global Opportunity Fund

Non-Fundamental Investment Restrictions	Identical to those of Acquiring Fund		Identical to those of Multi-Asset Global Opportunity Fund

Portfolio Turnover	For the twelve months ended December 31, 2018, Target Fund’s portfolio turnover rate was 37% of the average value of its portfolio.		For the twelve months ended November 30, 2018, Acquiring Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Risks (Described Below)	•	Underlying Fund Risk	•	Underlying Fund Risk
	•	Affiliated Underlying Funds Risk	•	Affiliated Underlying Funds Risk
	•	New Underlying Fund Risk	•	New Underlying Fund Risk
	•	Portfolio Management Risk	•	Portfolio Management Risk
	•	Market Risk	•	Market Risk
	•	Foreign and Emerging Market Company Risk	•	Equity Securities Risk
	•	Foreign Currency Risk	•	Industry and Sector Risk
	•	Sovereign Debt Risk	•	Large Company Risk
	•	Equity Securities Risk	•	Mid-Sized and Small Company Risk
	•	Industry and Sector Risk	•	Blend Style Risk
	•	Large Company Risk	•	Fixed Income Securities Risk
	•	Mid-Sized and Small Company Risk	•	High-Yield Securities Risk

	Target Fund – Multi-Asset Global Opportunity Fund		Acquiring Fund

	•	Blend Style Risk	•	Senior Loan Risk
	•	Fixed Income Securities Risk	•	Government Securities Risk
	•	High-Yield Securities Risk	•	Municipal Securities Risk
	•	Senior Loan Risk	•	Mortgage-Related and Other Asset-Backed Securities Risk
	•	Municipal Securities Risk	•	Credit Risk
	•	Mortgage-Related and Other Asset-Backed Securities Risk	•	Interest Rate Risk
			•	Inflation-Linked Investments Risk
	•	Inflation-Linked Investments Risk
			•	Inverse Floaters Risk
	•	Government Securities Risk	•	Foreign and Emerging Market Company Risk
	•	Credit Risk
	•	Interest Rate Risk	•	Foreign Currency Risk
	•	Inverse Floaters Risk	•	Sovereign Debt Risk

	•	Convertible Securities Risk	•	Convertible Securities Risk
	•	Derivatives Risk	•	Derivatives Risk
	•	Liquidity/Redemption Risk	•	Liquidity/Redemption Risk

Portfolio Construction Process	Tactical asset allocation		Tactical asset allocation

	Target Fund – Multi-Asset Growth Fund		Acquiring Fund

Investment Objective	To seek long-term capital appreciation and growth of income		To seek current income and capital growth

Investing Style	Value/growth blend		Value/growth blend

Principal Investment Strategies	•	“Fund-of-funds” that invests principally in the underlying funds.	•	“Fund-of-funds” that invests principally in the underlying funds.
	•	Indirectly invests, through the underlying funds, primarily in U.S. equity securities and select fixed income and foreign (including emerging market) securities.	•	Indirectly invests, through the underlying funds, primarily in U.S. equity securities and fixed income securities and select foreign (including emerging market) securities.
	•	Tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.	•	Tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.

	Target Fund – Multi-Asset Growth Fund	Acquiring Fund

	• In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investments strategies or for risk management purposes.	• In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investments strategies or for risk management purposes.

Target Allocation to Equity Securities	35-85%	25-70%

Target Allocation to Fixed Income Securities	15-65%	30-75%

Target Allocation to Foreign Securities	0-30%	0-35%

Underlying Funds	May invest in the same underlying funds as Acquiring Fund.	May invest in the same underlying funds as Multi-Asset Growth Fund.

Performance Benchmarks	Russell 1000® Index 50% Russell 1000® Index/30% ICE BofAML U.S. High Yield Constrained Index/15% MSCI EAFE® Index with Gross Dividends/5% Bloomberg Barclays U.S. Aggregate Bond Index	Russell 1000® Index 40% Russell 1000® Index/30% Bloomberg Barclays U.S. Aggregate Bond Index/20% ICE BofAML U.S. High Yield Constrained Index/10% MSCI EAFE® Index with Gross Dividends

Diversification Status	Diversified	Diversified

Fundamental Investment Restrictions	Identical to those of Acquiring Fund	Identical to those of Multi-Asset Growth Fund

Non-Fundamental Investment Restrictions	Identical to those of Acquiring Fund	Identical to those of Multi-Asset Growth Fund

Portfolio Turnover	For the twelve months ended November 30, 2018, Target Fund’s portfolio turnover rate was 32% of the average value of its portfolio.	For the twelve months ended November 30, 2018, Acquiring Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

	Target Fund – Multi-Asset Growth Fund		Acquiring Fund

Principal Investment Risks (Described Below)	•	Underlying Fund Risk	•	Underlying Fund Risk
	•	Affiliated Underlying Funds Risk	•	Affiliated Underlying Funds Risk
	•	New Underlying Fund Risk	•	New Underlying Fund Risk
	•	Portfolio Management Risk	•	Portfolio Management Risk
	•	Market Risk	•	Market Risk
	•	Equity Securities Risk	•	Equity Securities Risk
	•	Industry and Sector Risk	•	Industry and Sector Risk
	•	Large Company Risk	•	Large Company Risk
	•	Mid-Sized and Small Company Risk	•	Mid-Sized and Small Company Risk
	•	Blend Style Risk	•	Blend Style Risk
	•	Fixed Income Securities Risk	•	Fixed Income Securities Risk
	•	High-Yield Securities Risk	•	High-Yield Securities Risk
	•	Senior Loan Risk	•	Senior Loan Risk
	•	Municipal Securities Risk	•	Government Securities Risk
	•	Mortgage-Related and Other Asset-Backed Securities Risk	•	Municipal Securities Risk
			•	Mortgage-Related and Other Asset-Backed Securities Risk
	•	Government Securities Risk
	•	Inflation-Linked Investments Risk	•	Credit Risk
			•	Interest Rate Risk
	•	Inverse Floaters Risk	•	Inflation-Linked Investments Risk
	•	Credit Risk
	•	Interest Rate Risk	•	Inverse Floaters Risk
	•	Foreign and Emerging Market Company Risk	•	Foreign and Emerging Market Company Risk
	•	Foreign Currency Risk	•	Foreign Currency Risk
	•	Convertible Securities Risk	•	Sovereign Debt Risk
	•	Sovereign Debt Risk	•	Convertible Securities Risk
	•	Derivatives Risk	•	Derivatives Risk
	•	Liquidity/Redemption Risk	•	Liquidity/Redemption Risk

Portfolio Construction Process	Tactical asset allocation		Tactical asset allocation

As the chart above demonstrates, the Target Funds’ and Acquiring Fund’s respective investment objectives, strategies and policies are substantially similar. Each Fund is a “fund-of-funds” that invests indirectly, through underlying funds, in equity, fixed income, and foreign securities. Each Fund, with respect to its investments in equity securities, uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Each Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. In addition to investing in the underlying funds, each Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes.

Each Fund is diversified, meaning that with respect to 75% of each Fund’s total assets, the Fund normally will not purchase a security if, as a result, more than 5% of the Fund’s total assets would be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer.

The material difference between the Funds’ investment strategies and policies is that Multi-Asset Global Opportunity Fund has greater latitude to invest in foreign securities (with a target allocation of 40-100%) as compared to Acquiring Fund (which has a target allocation of 0-35%) and slightly greater latitude to invest in equity securities (with a target allocation of 25-80%) as compared to Acquiring Fund (which has a target allocation of 25-70%). Multi-Asset Growth Fund has slightly greater latitude to invest in equity securities (with a target allocation of 35-85%) as compared to Acquiring Fund (which has a target allocation of 25-70%) and slightly less latitude to invest in fixed income securities (with a target allocation of 15-65%) as compared to Acquiring Fund (which has a target allocation of 30-75%).

Notwithstanding these differences, the Funds have substantially similar principal risks. Accordingly, although the Funds are subject to substantially similar principal investment risks based on their current target allocations, as shown in the chart above, each Target Fund and Acquiring Fund may be exposed to such risks to varying degrees. In evaluating the mergers, shareholders of a Target Fund should carefully consider the risks of investing in Acquiring Fund, which are described immediately below.

The principal risks that could adversely affect Acquiring Fund’s performance include the following:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

•

Affiliated Underlying Fund Risk: The Fund invests principally in underlying funds advised by Lord Abbett, which presents certain conflicts of interest. Lord Abbett is subject to conflicts of interest in allocating portfolio assets among the various underlying funds because the fees payable to Lord Abbett by underlying funds differ. Lord Abbett will have an incentive to select underlying funds that will result in the greatest net management fee revenue to Lord Abbett and its affiliates, even if that results in increased expenses for the Fund. In addition, the Fund’s investments in affiliated underlying funds may be beneficial to Lord Abbett in managing the underlying funds, by helping the underlying funds achieve economies of scale or by enhancing cash flows to the underlying funds. In certain circumstances, Lord Abbett would have an incentive to delay or decide against the sale of interests held by the Fund in the underlying funds and may implement Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to the underlying funds. If the Fund invests in an underlying fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an underlying fund with comparable performance but lower expenses.

•

New Underlying Fund Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and/ or the underlying funds may not achieve their objectives. The securities selected for the Fund and/or underlying funds may not perform as well as other securities that were not selected for the Fund and/or underlying funds. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

•	Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions,

governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

•

Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. Mid-sized and small companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. In addition, mid-sized and small companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and small company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term. Although investing in mid-sized and small companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower-rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and

(vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds) or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges–affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent an underlying fund holds below investment grade securities, these risks may be heightened. The credit quality of an underlying fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of an underlying fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in the expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

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Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers, including emerging market issuers, whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Foreign Currency Risk: Investments in securities that are denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The use of currency-related transactions by an underlying fund involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the underlying fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets.

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Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

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Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

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Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

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The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

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The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

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The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

In addition to each Fund’s principal risks, Target Funds and Acquiring Fund are subject to the same additional operational risks, including Cyber Security Risk, Large Shareholder Risk, Operational Risk, Business Continuity, Market Disruption and Geopolitical Risk, and Valuation Risk, as described in such Fund’s prospectus.

Description of each Merger

On or about the Closing Date, each Target Fund will transfer all of its assets to Acquiring Fund in exchange for shares of Acquiring Fund having an aggregate value equal to the aggregate value of the assets, less any liabilities, of the applicable Target Fund and the assumption by Acquiring Fund of all the liabilities of such Target Fund. Each Target Fund will distribute as of the Closing Date such shares on a proportionate basis to its shareholders of record, determined as of the close of business on the Closing Date, in exchange for their shares of the applicable Target Fund. The NAV of such shares, the value of each Target Fund’s assets, and the amount of each Target Fund’s liabilities will be determined as of the Closing Date in accordance with Acquiring Fund’s valuation procedures, which are the same as those of each Target Fund.

Each Target Fund may make dispositions of certain portfolio holdings prior to the applicable merger. At this time, Lord Abbett expects that approximately 20% of each Target Fund’s portfolio will be realigned in connection with the relevant merger. One or more Target Funds may recognize capital gains on any such dispositions, which would be distributable to applicable shareholders, after reduction by any available capital loss carryforwards, as a taxable distribution. As a result, one or more Target Fund’s shareholders might receive more taxable distributions as a result of the applicable merger than they would have received absent the merger. In addition, before the applicable merger, each Target Fund will declare and pay a dividend that will have the effect of distributing all of its undistributed investment company income, net tax-exempt income and net realized capital gains to its shareholders, including any such gains resulting from the sale of portfolio securities discussed above.

This summary of each merger is not comprehensive and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the applicable Plan, a copy of each of which is attached as Exhibit A.

Material Federal Income Tax Consequences of each Merger

The following is a summary of the anticipated material federal income tax consequences of each merger. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS, and other applicable authorities, all as in effect on the date of this prospectus/information statement and all of which are subject to change and to differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of a Target Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons who may be subject to special treatment under federal income tax laws. You should consult your tax advisor as to the federal income tax consequences to you of each applicable merger, as well as the effects of state, local, and foreign tax laws.

Each merger is intended to qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. As a condition to the closing of each merger, the applicable Target Fund and Acquiring Fund will receive an opinion from Ropes & Gray LLP to the effect that, although the matter is not free from doubt, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, with respect to each Target Fund:

i.

The acquisition by Acquiring Fund of all the assets of such Target Fund solely in exchange for the issuance of Merger Shares to such Target Fund and the assumption of all the liabilities of such Target Fund by Acquiring Fund, followed by the distribution by such Target Fund, in liquidation of such Target Fund, of Merger Shares to such Target Fund’s Shareholders in exchange for their shares of such Target Fund and the termination of such Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;

ii.

Under Sections 361 and 357 of the Code, such Target Fund will not recognize any gain or loss upon the transfer of all of its assets to Acquiring Fund pursuant to the Agreement in exchange solely for shares of Acquiring Fund and the assumption by Acquiring Fund of the liabilities of such Target Fund, or upon the distribution of Merger Shares by such Target Fund to its shareholders in liquidation of such Target Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of such Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

iii.	Under Section 354 of the Code, such Target Fund’s shareholders will not recognize any gain or loss upon the exchange of their shares of such Target Fund for Merger Shares;

iv.

Under Section 358 of the Code, the aggregate basis in Merger Shares that such Target Fund’s shareholders receive in exchange for their shares of such Target Fund will be the same as the aggregate basis of the shares of such Target Fund exchanged therefor;

v.

Under Section 1223(1) of the Code, such Target Fund shareholder’s holding period for Merger Shares received pursuant to the Agreement will include the shareholder’s holding period for Target Fund shares exchanged therefor, provided that the shareholder held its shares of such Target Fund as capital assets on the date of the exchange;

vi.

Under Section 1032 of the Code, Acquiring Fund will not recognize any gain or loss upon the receipt of the assets of such Target Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of such Target Fund;

vii.

Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of such Target Fund will be the same as such Target Fund’s tax basis immediately before the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above;

viii.

Under Section 1223(2) of the Code, the holding period of each asset of such Target Fund in the hands of Acquiring Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for U.S. federal income tax purposes as held by such Target Fund; and

ix.

Acquiring Fund will succeed to and take into account the items of such Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

In rendering a tax opinion with respect to each merger, Ropes & Gray LLP will rely upon, among other things, reasonable assumptions as well as representations of Acquiring Fund and the applicable Target Fund, and such opinion will be subject to certain qualifications and will provide that it is not free from doubt. No tax ruling has been requested from the IRS in connection with either merger. The tax opinions are not binding on the IRS or a court, and do not preclude the IRS from asserting or adopting a contrary position. If either merger were consummated but did not qualify as a tax-free reorganization, the applicable Target Fund’s shareholders would recognize a taxable gain or loss equal to the difference between their tax basis in shares of such Target Fund and the fair market value of the shares of Acquiring Fund received.

Each Target Fund’s portfolio management team may sell a portion of such Target Fund’s portfolio securities in connection with the applicable merger. Such transactions, if any, may generate capital gains. Any capital gains recognized in these sales on a net basis will be distributed, after reduction by any available losses, to the applicable Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses). As of November 30, 2018, Multi-Asset Growth Fund had net unrealized capital gain of approximately $58 million and no capital loss carryforwards and as of December 31, 2018, Multi-Asset Global Opportunity had net unrealized capital gain of approximately $33 million and capital loss carryforwards of approximately $7 million.

Shareholders should note that each merger will end the tax year of the applicable Target Fund, which will accelerate distributions from each Target Fund for its short tax year ending on the date of the applicable merger. In accordance with each Target Fund’s policy of distributing its investment company taxable income, net tax-exempt income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, each Target Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of the applicable Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the applicable merger. These distributions will include any capital gains resulting from portfolio turnover before the applicable merger after reduction by any available losses. Consequently, shareholders of a Target Fund may receive higher capital gain and ordinary dividend distributions than they would have received absent such portfolio turnover. Such distributions will be taxable to shareholders of a Target Fund (except to the extent of any exempt-interest dividends) to the extent the shares are held in a taxable account.

Shareholders of a Target Fund may redeem their Target Fund shares at any time before the closing of the applicable merger. Generally, shares so redeemed will be considered taxable transactions. Shareholders should consult with their tax advisors regarding the tax implications of potential transactions.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of a merger. First, “pre-acquisition losses” of either Acquiring Fund or a Target Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Combined Fund. Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the applicable merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, each

Target Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of Acquiring Fund for the taxable year of the applicable merger that is equal to the portion of Acquiring Fund’s taxable year that follows the date of such merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of the Funds may pay taxes sooner, or pay more taxes, than they would have had the mergers not occurred.

In addition, the Combined Fund resulting from the mergers will have tax attributes that reflect a blending of the tax attributes of Acquiring Fund and the applicable Target Funds at the time of the mergers (including as affected by the rules set forth above). Therefore, the shareholders of each Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in Acquiring Fund’s assets, as well as any taxable gains realized by Acquiring Fund but not distributed to its shareholders prior to the applicable merger, when such gains are eventually distributed by Acquiring Fund. As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had the applicable merger not occurred. Any pre-acquisition losses of a Target Fund, if any (whether realized or unrealized), remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the applicable merger and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such merger, such that the benefit of those losses, if any, to shareholders of a Target Fund may be further reduced relative to what the benefit would have been had the applicable merger not occurred.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the applicable merger determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the Combined Fund following such merger, and consequently the extent to which the Combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent such merger. Thus the effect of the rules described above will depend on factors that are currently unknown, such that this effect cannot be calculated precisely before each merger.

The federal income tax consequences described above are made without regard to the particular facts and circumstances of any particular shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the applicable merger in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Classes of Shares

Each Fund has the following classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5, and R6, each of which invests in the same portfolio, but bears different expenses and receives different levels of dividends. The Funds’ share-specific fee structure is the same. If a merger is completed, each applicable Target Fund’s shareholders will receive the same class of shares in Acquiring Fund as they currently own in the applicable Target Fund.

Purchases, Exchanges, Redemptions, and Valuation of Fund Shares

Procedures for the purchase, exchange, redemption, and valuation of shares of Target Funds and Acquiring Fund are identical. Merger Shares are available through certain authorized dealers at the public offering price, which is the NAV plus any applicable sales charge. In accordance with each Fund’s prospectus, shareholders of Target Funds may exchange their shares for shares of Acquiring Fund or certain other Lord Abbett-sponsored funds at any time before the applicable merger; however, each such exchange will represent a sale of shares for which a shareholder may recognize a taxable gain or loss. In contrast, no gain or loss will be recognized by shareholders of a Target Fund upon the exchange of their Target Fund shares for shares of Acquiring Fund received as a result of the applicable merger. More information about procedures for purchases, exchanges, redemptions and valuation of Merger Shares is available in the section titled “Additional Information about the Acquiring Fund” in this prospectus/information statement.

Dividend Policies

Dividend policies of Target Funds and Acquiring Fund are identical. Each Fund expects to declare “exempt-interest dividends” from its net investment income daily and pay them monthly and to distribute any net capital gains at least annually. Detailed information about Acquiring Fund’s distribution policies is included in the section titled “Additional Information about the Acquiring Fund” in this prospectus/information statement.

Capitalization

The following table sets forth the capitalization of Multi-Asset Global Opportunity Fund and Multi-Asset Growth Fund as of December 31, 2018 and November 30, 2018, respectively, and Acquiring Fund as of November 30, 2018 and the pro forma capitalization of the Combined Fund if the proposed mergers had occurred on November 30, 2018. The following table is for informational purposes only and should not be relied upon to determine the amount of Merger Shares that actually will be received and distributed in the applicable merger. The actual exchange ratio will be determined based on the Funds’ relative NAVs and the number of shares of Target Funds outstanding on or about the date on which the applicable merger is completed (the “Closing Date”).

	Multi-Asset Global Opportunity Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Multi-Asset Balanced Opportunity Fund (Acquiring Fund) After Reorganization
Class A Net Assets	$119,000,254	$779,488,171	$1,214,155,420	(160,459)		$2,112,483,386
Class A Net Asset Value	$10.80	$16.77	$11.28			$11.28
Class A Shares Outstanding	11,018,632	46,491,628	107,602,821	22,117,016	(1)	187,230,097
Class C Net Assets	$24,351,033	$159,526,253	$223,823,437	(30,966)		$407,669,757
Class C Net Asset Value	$9.67	$16.59	$11.22			$11.22
Class C Shares Outstanding	2,518,665	9,614,811	19,953,442	4,258,841	(1)	36,345,759
Class F Net Assets	$4,331,691	$39,381,139	$46,998,428	(6,890)		$90,704,368
Class F Net Asset Value	$10.81	$16.77	$11.28			$11.28
Class F Shares Outstanding	400,846	2,348,650	4,165,827	1,125,104	(1)	8,040,427
Class F3 Net Assets	$18,915	$33,167	$10,479	(5)		$62,556
Class F3 Net Asset Value	$10.90	$16.90	$11.29			$11.29
Class F3 Shares Outstanding	1,736	1,963	928	913	(1)	5,540
Class I Net Assets	$3,613,276	$35,050,747	$14,439,941	(4,033)		$53,099,931
Class I Net Asset Value	$10.88	$16.86	$11.28			$11.28
Class I Shares Outstanding	331,989	2,078,448	1,279,845	1,016,444	(1)	4,706,726
Class P Net Assets	$–	$–	$512,000	(39)		$511,961
Class P Net Asset Value	$–	$–	$11.23			$11.23
Class P Shares Outstanding	–	–	45,578	0		45,578
Class R2 Net Assets	$412,932	$35,503	$360,103	(61)		$808,477
Class R2 Net Asset Value	$11.03	$17.15	$11.52			$11.52
Class R2 Shares Outstanding	37,437	2,070	31,247	(595	)(1)	70,159
Class R3 Net Assets	$2,657,411	$29,930,858	$27,257,867	(4,545)		$59,841,591
Class R3 Net Asset Value	$10.87	$16.71	$11.26			$11.26
Class R3 Shares Outstanding	244,463	1,790,933	2,419,876	857,698	(1)	5,312,970
Class R4 Net Assets	$470,578	$4,473,365	$4,971,451	(753)		$9,914,641
Class R4 Net Asset Value	$10.79	$16.74	$11.29			$11.28
Class R4 Shares Outstanding	43,619	267,187	440,528	127,284	(1)	878,618
Class R5 Net Assets	$38,017	$23,272	$120,526	(14)		$181,801
Class R5 Net Asset Value	$10.89	$16.87	$11.30			$11.29
Class R5 Shares Outstanding	3,491	1,380	10,670	555	(1)	16,096
Class R6 Net Assets	$27,475,382	$13,752,352	$5,451,413	(3,545)		$46,675,602
Class R6 Net Asset Value	$10.90	$16.90	$11.29			$11.29
Class R6 Shares Outstanding	2,520,383	813,934	482,885	317,627	(1)	4,134,829
Total Net Assets	$182,369,489	$1,061,694,827	$1,538,101,065	(211,310)		$2,781,954,071
Total Shares Outstanding	17,121,261	63,411,004	136,433,647	29,820,888		246,786,799

(1)	Adjustment reflects additional shares issued in connection with the Reorganization.

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional information about the Funds (including their respective financial statements) is available in the Funds’ prospectuses, the Funds’ SAIs, the Funds’ semi-annual and annual reports, and in the section of this document titled “Additional Information about the Acquiring Fund.”

When available, copies of the Multi-Asset Growth Fund’s semi-annual report for the period ended May 31, 2019 will be available without charge, upon request by callling 888-522-2388. In addition, you can make inquiries through your financial intermediary.

FINANCIAL HIGHLIGHTS

These tables describe Acquiring Fund’s performance for the fiscal periods indicated. “Total Return” shows how much your investment in Acquiring Fund would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights as of November 30, 2018 have been audited by Deloitte & Touche LLP (“Deloitte”), Acquiring Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Acquiring Fund’s financial statements and the report of the independent registered public accounting firm thereon appear in Acquiring Fund’s 2018 Annual Report to shareholders for the fiscal year ended November 30, 2018, which is incorporated by reference into this prospectus/information statement. Certain information reflects financial results for a single Acquiring Fund share. Multi-Asset Growth Fund’s financial highlights, which have been audited by Deloitte, the Fund’s independent registered public accounting firm, are included in the Fund’s Prospectus dated April 1, 2019, as supplemented, and Annual Report for the fiscal year ended November 30, 2018, which are incorporated by reference into this prospectus/information statement. Multi-Asset Global Opportunity Fund’s financial highlights, which have been audited by Deloitte, the Fund’s independent registered public accounting firm, are included in the Fund’s Prospectus dated May 1, 2019, as supplemented, and Annual Report for the fiscal year ended December 31, 2018, which are incorporated by reference into this prospectus/information statement.

Financial Highlights

LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2018	$12.19	$0.25	$(0.50)	$(0.25)	$(0.42)	$(0.24)	$(0.66)
11/30/2017	11.23	0.33	0.97	1.30	(0.34)	–	(0.34)
11/30/2016	11.29	0.35	0.42	0.77	(0.38)	(0.45)	(0.83)
11/30/2015	12.87	0.34	(0.83)	(0.49)	(0.60)	(0.49)	(1.09)
11/30/2014	12.43	0.36	0.66	1.02	(0.58)	–	(0.58)
Class C
11/30/2018	12.12	0.16	(0.49)	(0.33)	(0.33)	(0.24)	(0.57)
11/30/2017	11.16	0.24	0.97	1.21	(0.25)	–	(0.25)
11/30/2016	11.23	0.27	0.41	0.68	(0.30)	(0.45)	(0.75)
11/30/2015	12.81	0.25	(0.83)	(0.58)	(0.51)	(0.49)	(1.00)
11/30/2014	12.38	0.27	0.65	0.92	(0.49)	–	(0.49)
Class F
11/30/2018	12.18	0.27	(0.49)	(0.22)	(0.44)	(0.24)	(0.68)
11/30/2017	11.22	0.36	0.99	1.32	(0.36)	–	(0.36)
11/30/2016	11.28	0.36	0.42	0.78	(0.39)	(0.45)	(0.84)
11/30/2015	12.86	0.35	(0.82)	(0.47)	(0.62)	(0.49)	(1.11)
11/30/2014	12.42	0.38	0.66	1.04	(0.60)	–	(0.60)
Class F3
11/30/2018	12.19	0.28	(0.49)	(0.21)	(0.45)	(0.24)	(0.69)
4/4/2017 to 11/30/2017(d)	11.62	0.21	0.56	0.77	(0.20)	–	(0.20)
Class I
11/30/2018	12.19	0.28	(0.50)	(0.22)	(0.45)	(0.24)	(0.69)
11/30/2017	11.22	0.45	0.89	1.34	(0.37)	–	(0.37)
11/30/2016	11.29	0.40	0.38	0.78	(0.40)	(0.45)	(0.85)
11/30/2015	12.86	0.37	(0.82)	(0.45)	(0.63)	(0.49)	(1.12)
11/30/2014	12.43	0.39	0.65	1.04	(0.61)	–	(0.61)
Class P
11/30/2018	12.14	0.22	(0.49)	(0.27)	(0.40)	(0.24)	(0.64)
11/30/2017	11.18	0.31	0.97	1.28	(0.32)	–	(0.32)
11/30/2016	11.25	0.33	0.41	0.74	(0.36)	(0.45)	(0.81)
11/30/2015	12.82	0.31	(0.81)	(0.50)	(0.58)	(0.49)	(1.07)
11/30/2014	12.39	0.33	0.65	0.98	(0.55)	–	(0.55)
Class R2
11/30/2018	12.43	0.22	(0.51)	(0.29)	(0.38)	(0.24)	(0.62)
11/30/2017	11.44	0.29	0.99	1.28	(0.29)	–	(0.29)
11/30/2016	11.49	0.31	0.42	0.73	(0.33)	(0.45)	(0.78)
11/30/2015	13.07	0.31	(0.84)	(0.53)	(0.56)	(0.49)	(1.05)
11/30/2014	12.62	0.31	0.67	0.98	(0.53)	–	(0.53)

			Ratios to Average Net Assets:(a)						Supplemental Data:
	Net asset value, end of period	Total return(c) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2018	$11.28	(2.18)	0.51		0.51		2.12		$1,214,155	31
11/30/2017	12.19	11.73	0.50		0.51		2.82		1,398,075	47
11/30/2016	11.23	7.38	0.37		0.51		3.26		1,431,255	25
11/30/2015	11.29	(4.13)	0.35		0.49		2.84		1,569,728	18
11/30/2014	12.87	8.43	0.34		0.49		2.85		1,526,897	45
Class C
11/30/2018	11.22	(2.85)	1.26		1.26		1.35		223,823	31
11/30/2017	12.12	10.96	1.24		1.26		2.08		318,697	47
11/30/2016	11.16	6.53	1.12		1.26		2.52		360,065	25
11/30/2015	11.23	(4.84)	1.09		1.24		2.10		420,030	18
11/30/2014	12.81	7.61	1.08		1.23		2.12		375,528	45
Class F
11/30/2018	11.28	(1.95)	0.36		0.36		2.27		46,998	31
11/30/2017	12.18	11.91	0.35		0.36		2.84		63,871	47
11/30/2016	11.22	7.54	0.22		0.36		3.43		57,153	25
11/30/2015	11.28	(3.99)	0.20		0.34		2.98		80,192	18
11/30/2014	12.86	8.59	0.19		0.34		3.00		74,135	45
Class F3
11/30/2018	11.29	(1.83)	0.22		0.22		2.38		10	31
4/4/2017 to 11/30/2017(d)	12.19	6.72 (e)	0.21	(f)	0.21	(f)	2.68	(f)	11	47
Class I
11/30/2018	11.28	(1.93)	0.26		0.26		2.38		14,440	31
11/30/2017	12.19	12.10	0.24		0.26		3.81		17,835	47
11/30/2016	11.22	7.55	0.12		0.26		3.76		10,925	25
11/30/2015	11.29	(3.82)	0.10		0.24		3.11		31,536	18
11/30/2014	12.86	8.61	0.09		0.24		3.10		35,247	45
Class P
11/30/2018	11.23	(2.38)	0.71		0.71		1.85		512	31
11/30/2017	12.14	11.56	0.70		0.71		2.65		664	47
11/30/2016	11.18	7.10	0.57		0.71		3.08		839	25
11/30/2015	11.25	(4.26)	0.55		0.69		2.64		998	18
11/30/2014	12.82	8.15	0.54		0.69		2.66		1,286	45
Class R2
11/30/2018	11.52	(2.49)	0.86		0.86		1.83		360	31
11/30/2017	12.43	11.37	0.85		0.86		2.44		465	47
11/30/2016	11.44	6.93	0.73		0.87		2.86		660	25
11/30/2015	11.49	(4.41)	0.70		0.84		2.56		1,158	18
11/30/2014	13.07	7.99	0.69		0.84		2.44		1,421	45

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R3
11/30/2018	$12.16	$0.22	$(0.49)	$(0.27)	$(0.39)	$(0.24)	$(0.63)
11/30/2017	11.20	0.31	0.96	1.27	(0.31)	–	(0.31)
11/30/2016	11.27	0.33	0.40	0.73	(0.35)	(0.45)	(0.80)
11/30/2015	12.84	0.31	(0.82)	(0.51)	(0.57)	(0.49)	(1.06)
11/30/2014	12.41	0.31	0.65	0.96	(0.55)	–	(0.55)
Class R4
11/30/2018	12.19	0.24	(0.48)	(0.24)	(0.42)	(0.24)	(0.66)
11/30/2017	11.23	0.32	0.98	1.30	(0.34)	–	(0.34)
11/30/2016	11.29	0.36	0.41	0.77	(0.38)	(0.45)	(0.83)
6/30/2015 to 11/30/2015(g)	11.97	0.13	(0.68)	(0.55)	(0.13)	–	(0.13)
Class R5
11/30/2018	12.20	0.29	(0.50)	(0.21)	(0.45)	(0.24)	(0.69)
11/30/2017	11.24	0.33	1.00	1.33	(0.37)	–	(0.37)
11/30/2016	11.29	0.24	0.56	0.80	(0.40)	(0.45)	(0.85)
6/30/2015 to 11/30/2015(g)	11.97	0.15	(0.69)	(0.54)	(0.14)	–	(0.14)
Class R6
11/30/2018	12.19	0.24	(0.45)	(0.21)	(0.45)	(0.24)	(0.69)
11/30/2017	11.22	0.33	1.01	1.34	(0.37)	–	(0.37)
11/30/2016	11.29	0.39	0.40	0.79	(0.41)	(0.45)	(0.86)
6/30/2015 to 11/30/2015(g)	11.97	0.15	(0.69)	(0.54)	(0.14)	–	(0.14)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.

(b)	Calculated using average shares outstanding during the period.

(c)

Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(d)	Commenced on April 4, 2017.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced on June 30, 2015.

				Ratios to Average Net Assets:(a)						Supplemental Data:
	Net asset value, end of period	Total return(c) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R3
11/30/2018	$11.26	(2.34)		0.76		0.76		1.84		$27,258	31
11/30/2017	12.16	11.49		0.73		0.74		2.63		33,772	47
11/30/2016	11.20	7.05		0.61		0.75		3.04		41,447	25
11/30/2015	11.27	(4.28)		0.59		0.73		2.59		38,972	18
11/30/2014	12.82	8.09		0.59		0.74		2.60		36,157	45
Class R4
11/30/2018	11.29	(2.17)		0.51		0.51		2.07		4,971	31
11/30/2017	12.19	11.77		0.49		0.49		2.73		2,474	47
11/30/2016	11.23	7.39		0.37		0.51		3.32		82	25
6/30/2015 to 11/30/2015(g)	11.29	(4.60	)(e)	0.34	(f)	0.50	(f)	2.79	(f)	10	18
Class R5
11/30/2018	11.30	(1.85)		0.26		0.26		2.45		121	31
11/30/2017	12.20	11.99		0.24		0.25		2.77		102	47
11/30/2016	11.24	7.69		0.13		0.27		2.27		12	25
6/30/2015 to 11/30/2015(g)	11.29	(4.50	)(e)	0.09	(f)	0.25	(f)	3.03	(f)	10	18
Class R6
11/30/2018	11.29	(1.83)		0.18		0.18		2.01		5,451	31
11/30/2017	12.19	12.13		0.18		0.18		2.77		5,587	47
11/30/2016	11.22	7.58		0.12		0.17		3.54		28	25
6/30/2015 to 11/30/2015(g)	11.29	(4.50	)(e)	0.08	(f)	0.15	(f)	3.04	(f)	10	18

III. Additional Information about the Acquiring Fund

Throughout this section, references to “the Fund” refer to the Acquiring Fund.

Management and Organization of the Fund

Board of Trustees. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the 1940 Act) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $172.1 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.2 billion for which Lord Abbett provides investment models to managed account sponsors as of  February 28, 2019.

Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The Fund’s SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Giulio Martini, Partner and Director of Strategic Asset Allocation, heads the Fund’s team. Mr. Martini joined Lord Abbett in and has been a member of the team since 2015. Mr. Martini was formerly a Global Investment Strategist at Anderson Global Macro LLC from 2012 to 2015. Additional members of the Fund’s team are Robert A. Lee, Partner and Chief Investment Officer, Jeffrey O. Herzog, Portfolio Manager, and David B. Ritt, Portfolio Manager. Mr. Lee joined Lord Abbett in 1997 and has been a member of the Fund’s team since 2016. Mr. Herzog joined Lord Abbett in 2013 and has been a member of the Fund’s team since 2016. Mr. Ritt joined Lord Abbett in 2006 and has been a member of the Fund’s team since 2016. Messrs. Martini, Lee, Herzog, and Ritt are jointly and primarily responsible for the day-to-day management of the Fund.

Information for Managing Your Acquiring Fund Account

The following discussion describes policies and procedures relating to the purchase, exchange, and redemption of shares of Acquiring Fund and other policies and procedures applicable to Acquiring Fund, which will be the same for the Combined Fund following each merger.

Choosing a Share Class

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a share class include:

•	the amount you plan to invest;

•	the length of time you expect to hold your investment;

•	the total costs associated with your investment, including any sales charges that you may pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future;

•	the availability of the share class;

•	the services that will be available to you; and

•	the amount of compensation that your financial intermediary will receive.

If you plan to invest a large amount and your investment horizon is five years or more, as between Class A and C shares, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. For more information, please see the section of the prospectus titled “Choosing a Share Class–Additional Information about the Availability of Share Classes.” As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available for purchase in all states or available through your financial intermediary. Please check with your financial intermediary for more information about the availability of share classes. Your financial intermediary may receive different compensation depending upon which class you choose.

Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)

Front-End Sales Charge	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more

CDSC	1.00% on redemptions made within one year following purchases of $500,000 or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(2) (Funds-of-Funds only)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Distribution and Service (12b-1) Fee(2) (For each Fund other than the Funds-of-Funds)	0.20% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%

Automatic Conversion	None

Exchange Privilege(3)	Class A shares of most Lord Abbett Funds

Class C Shares

Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(2) (Funds-of-Funds only)	Up to 1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Distribution and Service (12b-1) Fee(2) (For each Fund other than the Funds-of-Funds)

Each Fund is subject to Class C service and distribution fees at a blended rate calculated based on (i) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

Automatic Conversion	Automatic conversion into Class A shares the month following the tenth anniversary of purchase(4)

Exchange Privilege(3)	Class C shares of most Lord Abbett Funds

Class F Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(5)

Automatic Conversion	None

Exchange Privilege(3)	Class F shares of most Lord Abbett Funds

Class F3 Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class F3 shares of most Lord Abbett Funds

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class I shares of most Lord Abbett Funds

Class P Shares

Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(6)

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%

Automatic Conversion	None

Exchange Privilege(3)	Class P shares of most Lord Abbett Funds

Class R2 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%

Automatic Conversion	None

Exchange Privilege(3)	Class R2 shares of most Lord Abbett Funds

Class R3 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%

Automatic Conversion	None

Exchange Privilege(3)	Class R3 shares of most Lord Abbett Funds

Class R4 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege(3)	Class R4 shares of most Lord Abbett Funds

Class R5 and R6 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R5 or R6 shares, as applicable, of most Lord Abbett Funds

(1)	Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”
(2)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are for Class A and R4 shares, 0.50%; for Class P shares, 0.75%; and for Class C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class F3, I, R5, or R6 shares.

(3)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(4)

Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held for at least ten years.

(5)	The 0.10% Class F share 12b-1 fee may be designated as a service fee in limited circumstances as described in “Financial Intermediary Compensation.”
(6)	Class P shares are closed to substantially all new investors.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors.

Investment Minimums — Initial/Additional Investments

Class	A and C(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	See below

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. There is no investment minimum for additional investments in Class I shares. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”).

Additional Information about the Availability of Share Classes.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Class A Shares. Class A shares are available for investment by retirement and benefit plans only under the following circumstances: (i) the retirement and benefit plans have previously invested in Class A shares of the Fund as of the close of business on December 31, 2015; (ii) the retirement and benefit plan investments are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan; or (iii) the retirement and benefit plan investments are eligible for a Class A sales charge waiver under Appendix A to this prospectus. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available (1) to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, and (3) to individual investors through financial intermediaries that offer Class F shares.

Class F3 Shares. Class F3 shares are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, (5) to institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class F3 shares of at least $1 million in each Fund in which the institutional investor purchases Class F3 shares, and (6) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

•

Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in each Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program the participation in which is available to non-institutional investors, as described below.

•

Institutional investors purchasing Class I shares in fee-based investment advisory programs the participants of which are limited solely to institutional investors otherwise eligible to purchase Class I shares and where the program sponsor has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. Institutional investors investing through such an investment advisory program are not subject to the $1 million minimum initial investment.

•

Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment, provided that Class I shares are not available for purchase by or on behalf of:

•

Participants in fee-based broker-dealer-sponsored investment advisory programs or services (other than as described above), including mutual fund wrap programs, or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the participant pays for all or a specified number of transactions, including mutual fund purchases, in the participant’s account during a certain period; or

•

Non-institutional advisory clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.

•	Notwithstanding the foregoing, at the discretion of Lord Abbett Distributor, participants in a bank-offered fee-based program may purchase Class I shares without any minimum initial investment if:

(i) the program is part of a research-driven discretionary advisory platform offered through affiliated distribution channels including, at a minimum, private bank, broker-dealer, and independent registered investment advisor channels; and (ii) the program uses institutional mutual fund share classes exclusively.

•

Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

•

Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

•

Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares.

Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

SALES CHARGES

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is part of this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A or T shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the class and amount you purchase.

Front-End Sales Charge — Class A Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $100,000	2.25%	2.30%	.9775	2.00%

$100,000 to $249,999	1.75%	1.78%	.9825	1.50%

$250,000 to $499,999	1.25%	1.26%	.9875	1.00%

$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2.	shares held for one year or more (Class A and C); and

3.	shares held before the first anniversary of their purchase (Class A and C).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party. Class F, F3, I, P, R2, R3, R4, R5, and R6 shares are not subject to a CDSC.

Class A Share CDSC. If you buy Class A shares of the Fund under certain purchases at NAV (without a front-end sales charge) or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchase in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•

Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A Share Front-End Sales Charge.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class F3, I, R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/ or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class F3, I, R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, domestic partner, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described below in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual, his or her spouse, and domestic partner may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge (at NAV) under any of the following conditions:

•	purchases of $500,000 or more (may be subject to a CDSC);

•

purchases by retirement and benefit plans with at least 100 eligible employees, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•	purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program;

•

purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners;

•

purchases by employees of eligible institutions under Section 403(b)(7) of the Code maintaining individual custodial accounts held by a broker-dealer that has entered into or is in the process of negotiating a settlement agreement with the Financial Industry Regulatory Authority or another regulatory body regarding the availability of Class A shares for purchase without a front-end sales charge or CDSC;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

•	purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;

•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases involving the concurrent sale of Class C shares of the Fund by a broker-dealer in connection with a settlement agreement or settlement agreement negotiations between the broker-dealer and a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	purchases by Board members, Fund officers, and employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers).

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A or C shares under the circumstances listed in the table below. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, C

Eligible mandatory distributions under the Code	A, C

Redemptions by retirement and benefit plans made through financial intermediaries, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds	A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into before December 2002

A

Class A and C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C

Death of the shareholder	A, C

Redemptions under Systematic Withdrawal Plans (up to 12% per year)	A, C

Redemptions under Div-Move	C

In the case of Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund only, where the application of a CDSC would cause the Fund to fail to be considered a “qualified default investment alternative” under ERISA

C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Sales Charge Waivers on Transfers between Accounts. Class A shares can be purchased at NAV under the following circumstances:

•	Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; or

•

Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

Reinvestment Privilege. If you redeem Class A or C shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services. The reinvestment privilege only applies to your Fund’s shares if you previously paid a front-end sales charge in connection with your purchase of such shares.

Financial Intermediary Compensation

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

Class

	A(2)	A(2)	C(2)	C(2)	C(2)(3)	F(4)	F3	I	P	R2	R3	R4	R5	R6

Fee(1)	Funds- of- Funds	All Funds except Funds- of- Funds	Funds- of- Funds except Multi- Asset Income Fund	Multi- Asset Income Fund	All Funds except Funds of- Funds				All Funds except Funds- of- Funds

Service	0.25%	0.15%	0.25%	0.25%	0.25%	–	–	–	0.25%	0.25%	0.25%	0.25%	–	–

Distribution	–	–	0.75%	0.65%	0.50%	–	–	–	0.20%	0.35%	0.25%	–	–	–

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class C shares, the 12b-1 payments shall commence 13 months after purchase.

(3)

Assumes a Class C share 12b-1 rate of 1.00%. The 12b-1 fee that each Fund other than the Funds-of-Funds will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges–Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances (may be subject to a CDSC):

•	purchases of $500,000 or more;

•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or

•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class C and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession

$500,000 to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*

Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, F3, I, P, R2, R3, R4, R5, and R6 Shares. Class F, F3, I, P, R2, R3, R4, R5, and R6 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;

•	providing client account statements; and

•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

Purchases

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

[Name of Fund]
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Non-U.S. Investors. The Lord Abbett Family of Funds are not offered to investors resident outside the United States. The Funds may, however, accept purchases from U.S. citizens resident outside the United States who meet applicable eligibility requirements and furnish any requested documentation.

Exchanges

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions at the Request of a Financial Intermediary. Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. In addition, Class C shares are not permitted to convert to Class A shares unless the conversion is made to facilitate the shareholder’s participation in a fee-based advisory program. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

Redemptions

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and/or (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund generally will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

Account Services and Policies

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic(1),(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1)

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or C must be at least $10,000, except in the case of a SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class A and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to a SWP for Class A and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy materials, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

Each Fund-of-Funds’ NAV is calculated based upon the NAVs of the underlying funds in which the Fund invests. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which those funds will use fair-value pricing and the effects of doing so. When used below, the term “Fund” refers to each Fund and the underlying funds of the Funds-of-Funds.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord

Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you–when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,500. The Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,500. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

•

Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

•	Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

•

Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

•	Promptly notify us if your name, address, or other account information changes.

•	Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

•

Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

Distributions and Taxes

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Fund expects to pay dividends from its net investment income monthly, and expects to distribute any of its net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, the Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders and shareholders investing through tax-advantaged arrangements (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains properly reported by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any gain resulting from a sale, redemption, or exchange of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you have held such shares.

An additional 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after the Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax or that invest through tax-advantaged arrangements, such as retirement and benefit plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, distributions from a retirement and benefit plan or other tax-advantaged arrangement generally are taxable to recipients as ordinary income.

Income, proceeds and gains received by the Fund (or underlying funds in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If the Fund (and underlying fund, if applicable) meets certain requirements relating to its asset holdings, and the Fund (and underlying fund, if applicable) elects to pass through to its shareholders foreign tax credits or deductions, taxable shareholders generally will be entitled to claim a credit or deduction with respect to these foreign taxes. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or the Fund is otherwise legally required to do so, the Fund will withhold a “backup withholding” tax from your distributions, sale proceeds, and any other taxable payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be provided to shareholders each year.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-advantaged account or to certain types of entities (such as C corporations).

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE
REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers. Please see the section of the prospectus titled “Information for Managing Your Account–Sales Charge Reductions and Waivers” for more information regarding sales charge reductions and waivers available for different classes.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge reductions and waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers), which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Class A, B, and C Shares Available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform

Front-End Sales Charge Reductions Available at Merrill Lynch: Breakpoints, Rights of Accumulation, and Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

MORGAN STANLEY

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

AMERIPRISE

Class A Share Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

RAYMOND JAMES

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

APPENDIX B:

UNDERLYING FUNDS OF THE ACQUIRING FUND

The Fund may invest in the separate underlying funds shown below, each with its own investment objective and policies. The Fund may change the amounts allocated to any or all of the underlying funds in which it may invest, and may change the list of underlying funds un which it may invest, at any time without prior shareholder approval or notice. The underlying funds in which the Fund currently may invest include:

•	Lord Abbett Affiliated Fund (“Affiliated Fund”)

•	Lord Abbett Bond Debenture Fund (“Bond Debenture Fund”)

•	Lord Abbett Calibrated Dividend Growth Fund (“Calibrated Dividend Growth Fund”)

•	Lord Abbett Convertible Fund (“Convertible Fund”)

•	Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)

•	Lord Abbett Core Plus Bond Fund (“Core Plus Bond Fund”)

•	Lord Abbett Corporate Bond Fund (“Corporate Bond Fund”)

•	Lord Abbett Developing Growth Fund (“Developing Growth Fund”)

•	Lord Abbett Emerging Markets Bond Fund (“Emerging Markets Bond Fund”) (formerly, “Lord Abbett Emerging Markets Currency Fund”)

•	Lord Abbett Emerging Markets Corporate Debt Fund (“Emerging Markets Corporate Debt Fund”)

•	Lord Abbett Floating Rate Fund (“Floating Rate Fund”)

•	Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)

•	Lord Abbett Global Equity Research Fund (“Global Equity Research Fund”) (formerly, “Lord Abbett Global Core Equity Fund”)

•	Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)

•	Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”)

•	Lord Abbett High Yield Fund (“High Yield Fund”)

•	Lord Abbett High Yield Municipal Bond Fund (“High Yield Municipal Bond Fund”)

•	Lord Abbett Income Fund (“Income Fund”)

•	Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)

•	Lord Abbett Intermediate Tax Free Fund (“Intermediate Tax Free Fund”)

•	Lord Abbett International Equity Fund (“International Equity Fund”)

•	Lord Abbett International Opportunities Fund (“International Opportunities Fund”)

•	Lord Abbett International Value Fund (“International Value Fund”) (formerly, “Lord Abbett International Dividend Income Fund”)

•	Lord Abbett Micro Cap Growth Fund (“Micro Cap Growth Fund”)

•	Lord Abbett Micro Cap Value Fund (“Micro Cap Value Fund”)

•	Lord Abbett Mid Cap Stock Fund (“Mid Cap Stock Fund”)

•	Lord Abbett National Tax Free Fund (“National Tax Free Fund”)

•	Lord Abbett Short Duration Core Bond Fund (“Short Duration Core Bond Fund”)

•	Lord Abbett Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield Municipal Bond Fund”)

•	Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)

•	Lord Abbett Short Duration Tax Free Fund (“Short Duration Tax Free Fund”)

•	Lord Abbett Small Cap Value Fund (“Small Cap Value Fund”)

•	Lord Abbett Total Return Fund (“Total Return Fund”)

•	Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund (“U.S. Government & GSE Money Market Fund”)

•	Lord Abbett Ultra Short Bond Fund (“Ultra Short Bond Fund”)

•	Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)

The following is a concise description of the investment objectives, strategies and techniques of each underlying fund in which the Fund-of-Fund may currently invest. No offer is made in this prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor at 888-522-2388 or visit our website at www.lordabbett.com.

Affiliated Fund

Seeks long-term growth and current income by investing in undervalued, dividend-paying equity securities of large companies.

Bond Debenture Fund

Seeks high current income and the opportunity for capital appreciation by investing primarily in U.S. high yield and investment grade corporate, government, and mortgage- and asset-backed securities, as well as to a lesser extent in convertible securities, senior loans and equity securities.

Calibrated Dividend Growth Fund

Seeks total return by investing principally in undervalued large and mid-sized companies with a history of growing dividends. Uses fundamental research and quantitative analysis.

Convertible Fund

Seeks current income and the opportunity for capital appreciation to produce a high total return by investing in convertible securities that are believed to be undervalued.

Core Fixed Income Fund

Seeks current income generation and the opportunity for capital appreciation by investing in U.S. investment grade corporate, government, and mortgage-and asset-backed securities.

Core Plus Bond Fund

Seeks income and capital appreciation by investing in by investing primarily in investment grade corporate, U.S. Government, and mortgage- and asset-backed securities. May invest up to 35% of its net assets in high yield debt securities.

Corporate Bond Fund

Seeks current income by investing in U.S. and non-U.S. investment grade corporate debt securities.

Developing Growth Fund

Seeks long-term growth by investing in U.S. small cap growth stocks. Focuses on well-run small companies that have above-average earnings growth and are gaining market share in their respective industries.

Emerging Markets Bond Fund (formerly, “Lord Abbett Emerging Markets Currency Fund”)

Seeks high total return by investing in debt securities that are economically tied to emerging market countries. Also invests in derivative instruments that provide exposure to such securities.

Emerging Markets Corporate Debt Fund

Seeks total return by investing primarily in emerging market corporate debt securities.

Floating Rate Fund

Seeks a high level of current income by investing in a variety of below investment grade loans. Emphasizes floating or adjustable rate instruments and other instruments that effectively enable the Fund to achieve a floating rate of income.

Fundamental Equity Fund

Seeks long-term growth of capital by investing in the common stocks of a wide range of U.S. and multinational companies that are believed to be undervalued. Maintains the majority of its investments in the stocks of large cap companies.

Global Equity Research Fund (formerly, “Lord Abbett Global Core Equity Fund”)

Seeks long-term capital appreciation by investing in equity securities of global companies across all market capitalizations that are believed to be undervalued. Uses fundamental research and quantitative analysis.

Growth Leaders Fund

Seeks capital appreciation by investing in equity securities of U.S. and foreign companies across all market capitalization ranges that demonstrate above-average, long-term growth potential.

Growth Opportunities Fund

Seeks capital appreciation by investing in U.S. mid cap growth companies. Focuses on mid-sized companies with above-average earnings growth that are gaining market share.

High Yield Fund

Seeks current income generation and the opportunity for capital appreciation by investing in high yield corporate bonds. Aims to capitalize on the substantial yield advantage that lower-rated corporate debt securities potentially provide.

High Yield Municipal Bond Fund

Seeks a high level of income exempt from federal income tax by investing in lower-rated municipal bonds.

Income Fund

Seeks a high level of income by investing in a wide range of fixed income securities with an emphasis on high quality securities. Emphasizes investment grade corporate bonds, U.S. Government securities, and mortgage- and asset-

backed securities, with select exposure to high yield and emerging market debt securities and currencies.

Inflation Focused Fund

Seeks to provide investment returns that exceed the rate of inflation in the U.S. economy by investing in inflation-linked derivatives and inflation-indexed fixed income securities. Also seeks current income.

Intermediate Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing primarily in investment grade municipal bonds with select exposure to lower-rated municipal bonds.

International Equity Fund

Seeks long-term capital appreciation by investing in foreign companies that are believed to be undervalued. Uses fundamental research and global sector research to identify potential investment opportunities.

International Opportunities Fund

Seeks long-term capital appreciation by investing in small to mid-sized foreign companies with improving fundamentals. Uses fundamental research and global sector research to identify potential investment opportunities.

International Value Fund (formerly, “Lord Abbett International Dividend Income Fund”)

Seeks a high level of total return by investing in foreign companies that are believed to be undervalued. Emphasizes absolute value and cross-border industry comparisons when analyzing the potential for total return.

Micro Cap Growth Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap companies that appear to have the potential for more rapid growth than the overall economy.

Micro Cap Value Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap company stocks trading at prices that do not reflect their potential worth and are therefore undervalued.

Mid Cap Stock Fund

Seeks long-term growth by investing in U.S. mid cap value stocks. Focuses on undervalued mid-sized companies with strong fundamentals and proven operating histories.

National Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing in investment grade municipal bonds with select exposure to lower-rated municipal bonds.

Short Duration Core Bond Fund

Seeks current income consistent with preservation of capital by investing in various types of short duration investment grade debt securities.

Short Duration High Yield Municipal Bond Fund

Seeks a high level of income exempt from federal income tax by investing primarily in municipal bonds. Normally invests at least 50% of its net assets in municipal bonds rated below investment grade.

Short Duration Income Fund

Seeks a high level of current income consistent with preservation of capital, with potentially less interest rate sensitivity and volatility than funds that invest in longer duration bonds. Focuses on a variety of short duration investment grade and high yield debt securities, U.S. Government securities, and mortgage- and other asset-backed debt securities, with limited exposure to non-U.S. debt securities and senior loans.

Short Duration Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing primarily in short-duration investment grade municipal bonds with select exposure to lower-rated municipal bonds.

Small Cap Value Fund

Seeks long-term capital appreciation through investing in equity securities of U.S. small cap value companies. Focuses on undervalued small companies with attractive earnings prospects, proven operating experience, and seasoned management teams.

Total Return Fund

Seeks current income generation and the opportunity for capital appreciation by investing in a wide range of fixed income securities with an emphasis on high quality securities. Focuses on U.S. investment grade corporate, government, and mortgage- and asset-backed securities, with select exposure to high yield, and emerging market securities.

U.S. Government & GSE Money Market Fund

Seeks to deliver current income and preservation of capital by investing primarily in short-term, liquid securities issued by the U.S. Government, its agencies, and its instrumentalities.

Ultra Short Bond Fund

Seeks current income consistent with the preservation of capital by investing in various types of short duration, high quality, investment grade fixed income securities.

Value Opportunities Fund

Seeks long-term growth by investing in U.S. small cap and mid cap value companies that are believed to be undervalued.

IV. Other Information

Share Ownership

Principal Shareholders of each Target Fund and Acquiring Fund

Shareholders beneficially owning 25% or more of outstanding shares may be in control of a Fund. As of March 15, 2019, to the best of our knowledge, the following record holders held 25% or more of each Fund’s outstanding shares:

Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3279	Multi-Asset Global Opportunity Fund (Target Fund)	35.56%

Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3279	Multi-Asset Growth Fund (Target Fund)	42.82%

Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3279	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	50.81%

Target Funds. As of March 15, 2019, Multi-Asset Global Opportunity Fund’s officers and directors, as a group, owned less than 1% of each class of the Fund’s outstanding shares. As of March 15, 2019, Multi-Asset Growth Fund’s officers and directors, as a group, owned less than 1% of each class of the Fund’s outstanding shares.

To the knowledge of the Board, as of March 15, 2019, other than as set forth below, no shareholder or group (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) owns beneficially or of record more than 5% of the outstanding shares of a Target Fund:

Acquiring Fund. As of March 15, 2019, Acquiring Fund’s officers and directors, as a group, owned approximately 3.20% of Acquiring Fund.

To the knowledge of the Board, as of March 15, 2019, other than as set forth below, no shareholder or group (as that term is used in Section 13(d) of the 1934 Act) owns beneficially or of record more than 5% of the outstanding shares of Acquiring Fund:

Name & Address	Class	Current Ownership % in Multi-Asset Global Opportunity Fund Target Fund (as of 03/15/19)	Current Ownership % in Multi-Asset Growth Fund Target Fund (as of 03/15/19)	Estimate of Ownership % in Acquiring Fund Post-Merger

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	A	52.27%	55.20%	40.53%

	C	11.62%	11.69%	9.51%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	A	6.13%	5.63%	4.21%

	C	8.68%	8.84%	7.18%

	F	12.39%	11.49%	10.01%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	C	2.75%	3.93%	3.07%

	F	8.72%	6.89%	6.12%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	C	4.01%	9.19%	6.94%

	F	21.61%	19.26%	16.86%

STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	C	5.74%	0.61%	1.03%

	F	13.99%	0.38%	1.54%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	C	11.64%	11.04%	9.05%

	I	25.25%	11.27%	31.30%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	F	6.00%	6.15%	5.30%

LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	F	16.04%	9.60%	8.87%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	F	0.88%	10.86%	8.51%

	R6	None	24.79%	60.50%

Name & Address	Class	Current Ownership % in Multi-Asset Global Opportunity Fund Target Fund (as of 03/15/19)	Current Ownership % in Multi-Asset Growth Fund Target Fund (as of 03/15/19)	Estimate of Ownership % in Acquiring Fund Post-Merger

MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	F	5.68%	22.65%	18.08%

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	F	5.34%	None	0.47%

UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	F	None	8.03%	6.23%

JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	F3	None	33.36%	102.67%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	F3	100.00%	66.64%	302.90%

THE DOW FOUNDATION 120 RIDGE RD TUXEDO PARK NY 10987-4251	I	None	85.07%	211.71%

	I	43.48%	None	5.59%

MARIL & CO FBO JD C/O RELIANCE TRUST CO WI 480 PILGRIM WAY - SUITE 1000 GREEN BAY WI 54304-5280	I	25.07%	None	3.22%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	R2	None	15.76%	1.65%

MATRIX TRUST COMPANY CUST FBO GREATER GRENADA FOUNDATION 717 17TH ST STE 1300 DENVER CO 80202-3304	R2	None	19.09%	1.99%

MG TRUST COMPANY CUST. FBO SHADY GROVE SCHOOL (OK) 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	R2	None	59.35%	6.20%

Name & Address	Class	Current Ownership % in Multi-Asset Global Opportunity Fund Target Fund (as of 03/15/19)	Current Ownership % in Multi-Asset Growth Fund Target Fund (as of 03/15/19)	Estimate of Ownership % in Acquiring Fund Post-Merger

PAI TRUST COMPANY, INC. RIGGINS CO., L.C. 401(K) PROFIT 1300 ENTERPRISE DR DE PERE WI 54115-4934	R2	96.17%	None	106.08%

MATRIX TRUST COMPANY CUST FBO DEUTSCH ATKINS 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R3	11.33%	None	1.05%

MG TRUST COMPANY CUST. FBO UNION PUBLIC SCHOOLS 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R3	None	5.54%	5.85%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	R3	9.26%	21.01%	23.04%

VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD CT 06199-0065	R3	None	10.46%	11.04%

MATRIX TRUST COMPANY CUST. FBO ALL AMER HTG AND A/C INC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R4	9.07%	None	0.86%

MATRIX TRUST COMPANY CUST. FBO HUNSAKER DENTAL INC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R4	24.27%	None	2.30%

MATRIX TRUST COMPANY CUST FBO THOMAS G KUJAWSKI DDS 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R4	15.76%	None	1.49%

MATRIX TRUST COMPANY CUST FBO STATION8 LLC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R4	6.88%	None	0.65%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	R5	24.75%	100.00%	30.36%

Name & Address	Class	Current Ownership % in Multi-Asset Global Opportunity Fund Target Fund (as of 03/15/19)	Current Ownership % in Multi-Asset Growth Fund Target Fund (as of 03/15/19)	Estimate of Ownership % in Acquiring Fund Post-Merger

MID ATLANTIC TRUST COMPANY FBO ERIC W BROCKMAN 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	R5	10.44%	None	4.03%

NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	R5	64.81%	None	24.99%

MATRIX TRUST COMPANY CUST. FBO INTEGRATED ORTHO LLC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R6	None	5.11%	12.46%

MATRIX TRUST COMPANY CUST FBO INTEGRATED MEDICAL SOLUTIONS 717 17TH ST STE 1300 DENVER CO 80202-3304	R6	None	8.32%	20.30%

WASHINGTON SUBURBAN SANITARY COMMISSION OPEB TRUST 14501 SWEITZER LN FL 11 LAUREL MD 20707-5901	R6	98.90%	None	601.19%

Name & Address	Class	Current Ownership % in Acquiring Fund (as of 03/15/19)	Estimate of Ownership % in Acquiring Fund Post-Merger

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	A	61.59%	58.71%

	C	13.67%	12.78%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	A	5.58%	5.63%

	C	11.39%	10.24%

	F	16.35%	14.13%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	C	5.29%	4.61%

	F	8.93%	8.07%

Name & Address	Class	Current Ownership % in Acquiring Fund (as of 03/15/19)	Estimate of Ownership % in Acquiring Fund Post-Merger

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	C	8.03%	8.25%

	F	24.21%	22.03%

STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	C	0.42%	0.80%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	C	18.66%	15.27%

	I	69.23%	27.79%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	F	6.78%	6.48%

LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: DAN SPILLANE 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	F	19.29%	15.10%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	F	0.90%	5.05%

	R6	40.78%	10.64%

MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	F	13.04%	16.69%

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	F	None	0.25%

STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	F	0.87%	1.29%

Name & Address	Class	Current Ownership % in Acquiring Fund (as of 03/15/19)	Estimate of Ownership % in Acquiring Fund Post-Merger

UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	F	None	3.34%

JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	F3	None	20.31%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	F3	100.00%	79.69%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	I	6.57%	1.82%

THE DOW FOUNDATION 120 RIDGE RD TUXEDO PARK NY 10987-4251	I	None	1.55%

THE DOW FOUNDATION 120 RIDGE RD TUXEDO PARK NY 10987-4251	I	None	58.53%

MARIL & CO FBO JD C/O RELIANCE TRUST CO WI 480 PILGRIM WAY - SUITE 1000 GREEN BAY WI 54304-5280	I	None	0.89%

NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	I	5.10%	1.41%

ASCENSUS TRUST CO FBO ALTEKCO INC SAFE HARBOR 401K PLAN PO BOX 10758 FARGO ND 58106-0758	P	5.76%	5.76%

RELIANCE TRUST COMPANY FBO HOLDAHL INC 401K PO BOX 28004 ATLANTA GA 30358-0004	P	69.64%	69.64%

STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUST FBO ADP 1 LINCOLN ST BOSTON MA 02111-2901	P	22.92%	22.92%

Name & Address	Class	Current Ownership % in Acquiring Fund (as of 03/15/19)	Estimate of Ownership % in Acquiring Fund Post-Merger

ASCENSUS TRUST COMPANY FBO VIOLETTE SILVESTER & SONS, INC. 401 P.O. BOX 10758 FARGO ND 58106-0758	R2	23.04%	10.44%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	R2	None	0.75%

MATRIX TRUST COMPANY CUST FBO GREATER GRENADA FOUNDATION 717 17TH ST STE 1300 DENVER CO 80202-3304	R2	None	0.90%

MG TRUST COMPANY CUST. FBO SHADY GROVE SCHOOL (OK) 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	R2	None	2.81%

MID ATLANTIC TRUST COMPANY FBO DEWEY COMMUNITIES SERVICE CORP 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	R2	69.09%	31.30%

MID ATLANTIC TRUST COMPANY FBO VOICEPORT LLC 401(K) PROFIT SHARING 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	R2	5.39%	2.44%

PAI TRUST COMPANY, INC. RIGGINS CO., L.C. 401(K) PROFIT 1300 ENTERPRISE DR DE PERE WI 54115-4934	R2	None	48.05%

MATRIX TRUST COMPANY CUST FBO DEUTSCH ATKINS 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R3	None	0.49%

MG TRUST COMPANY CUST. FBO UNION PUBLIC SCHOOLS 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R3	None	2.72%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	R3	14.74%	17.59%

Name & Address	Class	Current Ownership % in Acquiring Fund (as of 03/15/19)	Estimate of Ownership % in Acquiring Fund Post-Merger

VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD CT 06199-0065	R3	16.19%	12.68%

MATRIX TRUST COMPANY CUST FBO DAN C COLE PC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R4	5.08%	2.53%

MATRIX TRUST COMPANY CUST FBO UNITED CEREBRAL PALSY OF HUDSON 717 17TH ST STE 1300 DENVER CO 80202-3304	R4	5.30%	2.64%

MATRIX TRUST COMPANY CUST FBO HAGERTY CONSULTING INC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R4	6.05%	3.02%

MATRIX TRUST COMPANY CUST. FBO ALL AMER HTG AND A/C INC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R4	None	0.43%

MATRIX TRUST COMPANY CUST. FBO HUNSAKER DENTAL INC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R4	None	1.15%

MATRIX TRUST COMPANY CUST FBO THOMAS G KUJAWSKI DDS 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R4	None	0.75%

MATRIX TRUST COMPANY CUST FBO STATION8 LLC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R4	None	0.33%

FIIOC FBO GERVAIS 401(K) PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	R5	81.83%	51.35%

Name & Address	Class	Current Ownership % in Acquiring Fund (as of 03/15/19)	Estimate of Ownership % in Acquiring Fund Post-Merger

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	R5	None	19.05%

MID ATLANTIC TRUST COMPANY FBO ERIC W BROCKMAN 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	R5	None	2.53%

NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	R5	None	15.68%

PAI TRUST COMPANY INC LEPAGE INC 401(K) P/S PLAN 1300 ENTERPRISE DR DE PERE WI 54115-4934	R5	18.06%	11.33%

MATRIX TRUST COMPANY CUST. FBO JBL SYSTEMS INC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R6	14.75%	1.55%

MATRIX TRUST COMPANY CUST. FBO INTEGRATED ORTHO LLC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R6	6.01%	0.63%

MATRIX TRUST COMPANY CUST FBO BBS MENDOZA LLC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R6	5.87%	0.62%

MATRIX TRUST COMPANY CUST FBO BDR INC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R6	13.07%	1.37%

MATRIX TRUST COMPANY CUST. FBO INTEGRATED ORTHO LLC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R6	None	1.31%

Name & Address	Class	Current Ownership % in Acquiring Fund (as of 03/15/19)	Estimate of Ownership % in Acquiring Fund Post-Merger

MATRIX TRUST COMPANY CUST FBO INTEGRATED MEDICAL SOLUTIONS 717 17TH ST STE 1300 DENVER CO 80202-3304	R6	None	2.13%

WASHINGTON SUBURBAN SANITARY COMMISSION OPEB TRUST 14501 SWEITZER LN FL 11 LAUREL MD 20707-5901	R6	None	63.16%

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

EXHIBIT A

FORMS OF
AGREEMENTS AND PLANS OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the [  ] day of [  ], 2019, by and among Lord Abbett Investment Trust, a Delaware statutory trust (the “Trust”) on behalf of its series, Lord Abbett Multi-Asset Balanced Opportunity Fund (the “Acquiring Fund”), and Lord Abbett Global Fund, Inc., a Maryland corporation (the “Company”), on behalf of its series, Lord Abbett Multi-Asset Global Opportunity Fund (the “Target Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively, the “Funds”). Each Fund’s principal place of business is 90 Hudson Street, Jersey City, NJ 07302-3973.

Pursuant to this Agreement, (1) Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class C, Class F, Class F3, Class I, Class R2, Class R3, Class R4, Class R5, and Class R6 shares of beneficial interest of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the Target Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund on the closing date of the Reorganization (the “Closing Date”) (collectively, the “Assumed Liabilities”), and (2) Target Fund will distribute, on or promptly after the Closing Date as provided herein, the corresponding class of Acquiring Fund Shares to the shareholders of the Target Fund in liquidation and dissolution of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The transactions described in clause (1) and (2) of the immediately preceding sentence (collectively, the “Reorganization”) are together intended to qualify as a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder. After the Reorganization is completed, any contingent deferred sales charge (as described in the Registration Statement (as defined below)) assessed on the redemption of Acquiring Fund Shares will be calculated from the applicable date of original purchase of Target Fund shares.

WHEREAS, the Company and the Trust are registered investment companies classified as management companies of the open-end type;

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and is not dilutive of the interests of those shareholders;

WHEREAS, the Board of Directors of the Company has determined that the Reorganization is in the best interests of the Target Fund shareholders and is not dilutive of the interests of those shareholders; and

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund will assign, transfer, deliver and convey all of its assets as set forth in Paragraph 1.2 (the “Target Assets”) to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”), liens for Taxes not yet due and payable and contractual restrictions on the transfer of the Target Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue and deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value (“NAV”) equal to the NAV of the Target Fund attributable to the corresponding class of the Target Fund’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2.  (a) The Target Assets shall consist of all of the Target Fund’s assets and property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Target Fund, all other intangible property owned by the Target Fund, originals or copies of all books and records of the Target Fund, and all other assets of the Target Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Target Fund is required to maintain under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules of the Securities and Exchange Commission (the “Commission”) thereunder to the extent such records pertain to the Target Fund.

 (b) The Target Fund has provided the Acquiring Fund with a list of all of the Target Fund’s Target Assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Target Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Target Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Target Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

1.3. The Target Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due before the Closing.

1.4. On or as soon after the Closing Date as is reasonably practicable (the “Liquidation Date”), the Company shall liquidate the Target Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Target Fund Shareholders”), the Acquiring Fund Shares received by the Target Fund pursuant to Paragraph 1.1 hereof. Each Target Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of capital stock in the Target Fund (the “Target Fund Shares”) held by such Target Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Target Fund Shares held of record by such Target Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Target Fund Shareholders. The Company shall promptly provide the Target Fund with evidence of such liquidation and distribution. All issued and outstanding Target Fund Shares will simultaneously be cancelled on the books of the Target Fund, and the Target Fund will be dissolved. The Trust shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Any certificates representing ownership of Target Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Target Fund Shares.

1.6. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. Any reporting responsibility of the Target Fund that is due on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined below), or other documents with the Commission, any state securities commissions, and any federal, state, or local tax authorities or any other relevant regulatory authority, shall be the responsibility of the Target Fund. For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments, or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business, organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise, and other taxes imposed by the United States of America or any state, local, or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements, or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

2.  VALUATION

2.1. The NAV of each class of the Acquiring Fund Shares and the NAV of the Target Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally,

4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”). Lord, Abbett & Co. LLC (the “Adviser”) shall, for each class of Acquiring Fund Shares, compute the NAV per Acquiring Fund Share for such class in the manner set forth in the Trust’s Declaration and Agreement of Trust (the “Trust’s Declaration of Trust”), or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The Adviser shall, for each class of Target Fund Shares, compute the NAV per share of the Target Fund for such class in the manner set forth in the Articles of Incorporation of the Company (as amended and supplemented, the “Company’s Articles of Incorporation”), or By-Laws, and the Target Fund’s then-current prospectus and statement of additional information. The Adviser shall confirm to the Acquiring Fund the NAV of the Target Fund.

2.2. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Assets and the assumption of the Assumed Liabilities shall be determined by the Adviser by dividing the NAV of the Target Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

2.3. The Acquiring Fund and the Target Fund shall cause the Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Target Fund.

3.  CLOSING AND CLOSING DATE

3.1. The Closing Date shall be [  ], 2019, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of [5:00] p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the principal offices of the Acquiring Fund, 90 Hudson Street, Jersey City, NJ 07302-3973, or at such other place as the parties may agree.

3.2. Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the “Target Fund Custodian”) as record holder for the Target Fund shall be presented by the Target Fund to State Street Bank and Trust Company (the “Acquiring Fund Custodian”) for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Target Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with customary settlement practices or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Acquiring Fund Custodian in accordance with applicable law and accompanied by all necessary federal, state, non-U.S. or other stock transfer stamps or provision has been made for the appropriate purchase price thereof. Any cash shall be delivered by the Target Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Target Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

3.3. The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Target Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal, state, non-U.S. or other stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Target Assets.

3.4. If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Target Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5. The Target Fund shall deliver, or cause its transfer agent to deliver, to the Acquiring Fund, at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each Target Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Target Fund and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Target Fund Shareholders, (b) provided by the Target Fund Custodian, or (c) derived from the Target Fund’s records by such officers or one of the Target Fund’s service providers. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

4.1. Except as set forth on a disclosure schedule previously provided by the Target Fund to the Acquiring Fund, the Target Fund represents, warrants, and covenants to the Acquiring Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Target Fund is a series of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. The Company has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Target Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Target Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The Company is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement will not result in a violation of, any provision of the Company’s Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Target Fund to which the Company is a party or by which the Target Fund or any of its assets is bound;

(d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Target Fund’s knowledge threatened against the Target Fund or any of the Target Fund’s properties or assets. The Target Fund knows of no facts that might form the basis for the institution of such proceedings. The Target Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Target Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Target Fund;

(e) The Target Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated at or before the Closing Date and no such termination will result in liability to the Target Fund (or the Acquiring Fund);

(f) The statement of assets and liabilities of the Target Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended December 31, 2018 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm retained by the Target Fund, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the year then ended, and all known liabilities, whether actual or contingent, of the Target Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Target Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Target Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date;

(g) Since the fiscal year ended December 31, 2018, except as specifically disclosed in the Target Fund’s prospectus, its statement of additional information as in effect on the date of this

Agreement, its annual report for the fiscal year ended December 31, 2018, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Target Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Target Fund Share arising out of its normal investment operations or a decline in market values of securities in the Target Fund’s portfolio or a decline in net assets of the Target Fund as a result of redemptions shall not constitute a material adverse change;

(h)(1) For each taxable year of its operation since its inception, the Target Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Target Fund will qualify as such through the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code;

(2) Within the times and in the manner prescribed by law (after giving effect to any extensions), the Target Fund has properly filed on a timely basis all Tax Returns that it was required to file on or before the Closing Date, and all such Tax Returns were true, complete and accurate in all material respects. The Target Fund has not been informed by any jurisdiction that the jurisdiction believes that the Target Fund was required to file any Tax Return that was not filed, and the Target Fund does not know of any basis upon which a jurisdiction could assert such a position;

(3) The Target Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

(4) All Tax Returns filed by the Target Fund constitute true, complete and accurate reports of the respective liabilities for Taxes and all attributes of the Target Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(5) The Target Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes (other than routine extensions available by statute);

(6) The Target Fund has not been notified that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to the Target Fund’s knowledge, no such deficiency has been proposed or threatened;

(7) The Target Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(8) The unpaid Taxes of the Target Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Paragraph 5.7, rather than in any notes thereto (the “Tax Reserves”). All Taxes that the Target Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(9) The Target Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Target Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests, and any similar documents submitted by, received by or agreed to by or on behalf of the Target Fund. The Target Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(10) The Target Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

(11) The Target Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Target Fund tax representation certificate to be delivered to Acquiring Fund and Ropes & Gray LLP pursuant to Paragraph 7.4 (the “Target Fund Tax Representation Certificate”), and such Target Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(12) There are (and as of immediately following the Closing there will be) no liens on the assets of the Target Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

(13) The Tax bases of the assets of the Target Fund are accurately reflected on the Target Fund’s Tax books and records, and such books and records (or a copy thereof) have been provided to Acquiring Fund.

(i) All issued and outstanding Target Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Target Fund Shares, nor is there outstanding any security convertible into any Target Fund Shares;

(j) At the Closing Date, the Target Fund will have good and marketable title to the Target Assets, and full right, power, and authority to sell, assign, transfer, and deliver the Target Assets to the Acquiring Fund, and, upon delivery and payment for the Target Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(k) The Target Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Company’s Board of Directors, and, assuming due authorization, execution, and delivery by the Target Fund, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) The information furnished (or to be furnished) by the Target Fund or the Adviser to the Acquiring Fund for use in applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Target Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto and the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(m) The information included in the prospectus and statement of additional information forming part of the Acquiring Fund’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration Statement”) that has been furnished in writing by the

Target Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation by the Target Fund of the transactions contemplated by this Agreement;

(o) All of the issued and outstanding Target Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(p) The prospectuses and statements of additional information of the Target Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(q) The Target Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Target Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Target Fund. All advertising and sales material used by the Target Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of the Financial Industry Regulatory Authority (“FINRA”), and the Conduct Rules of FINRA, state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Target Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(r) Neither the Target Fund nor, to the Target Fund’s knowledge, any “affiliated person” of the Target Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the Target Fund’s knowledge, has any affiliated person of the Target Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act;

(s) The Target Fund will review its assets and prior to the Closing Date dispose of any portfolio holdings that are not compatible with the Acquiring Fund’s investment objective and policies; and

(t) The Target Fund’s execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by the Company’s Board of Directors.

4.2. Except as set forth on a disclosure schedule previously provided by the Acquiring Fund to the Target Fund, the Acquiring Fund represents, warrants, and covenants to the Target Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquiring Fund is a series of the Trust. The Trust is a statutory trust, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Acquiring Fund’s registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(e) The Registration Statement, and any amendments (including post-effective amendments) or supplements thereto in effect on or before the Closing Date included in the Registration Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. The Registration Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f) The Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provision of the Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Acquiring Fund to which the Trust is a party or by which the Acquiring Fund or any of its assets is bound;

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. The Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Acquiring Fund’s business, or its ability to consummate the transactions contemplated herein;

(h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended November 30, 2018 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm retained by the Acquiring Fund, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the year then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

(i) Since the fiscal year ended November 30, 2018, except as specifically disclosed in the Acquiring Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, its annual report for the fiscal year ended November 30, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund’s portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

(j)(1) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquiring Fund will qualify as such through the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

 (2) Within the times and in the manner prescribed by law (after giving effect to any extensions), the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file on or before the Closing Date, and all such Tax Returns were true, complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed, and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

 (3) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

 (4) All Tax Returns filed by the Acquiring Fund constitute true, complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

 (5) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes (other than routine extensions available by statute);

 (6) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to the Acquiring Fund’s knowledge, no such deficiency has been proposed or threatened;

 (7) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

 (8) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in Paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

 (9) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

 (10) The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund tax representation certificate to be delivered to Target Fund and Ropes & Gray LLP pursuant to Paragraph 6.3 (the “Acquiring Fund Tax Representation Certificate”), and such Acquiring Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

 (11) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

 (12) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund’s Tax books and records.

(k) The Acquiring Fund is and as of the Closing Date will be, authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Fund, without par value. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

(m) The Acquiring Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees, and, assuming due authorization, execution, and delivery by the Target Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquiring Fund or the Adviser to the Target Fund for use in applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto and the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(o) No consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(p) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of FINRA, the Conduct Rules of FINRA, state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(q) Neither the Acquiring Fund nor, to the Acquiring Fund’s knowledge, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the Acquiring Fund’s knowledge, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act; and

(r) The Acquiring Fund’s execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by the Trust’s Board of Trustees.

5.  COVENANTS OF THE FUNDS

5.1. The Target Fund will operate the Target Fund’s business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2. The Acquiring Fund will promptly prepare and file with the Commission the Registration Statement. The Target Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.3. The Target Fund will mail to each of its shareholders of record a copy of the Registration Statement promptly after it is finalized and becomes effective with the Commission.

5.4. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Target Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Target Fund Shares.

5.6. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement.

5.7. The Target Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Target Fund (“Statement of Assets and Liabilities”) as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Target Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Target Fund’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Target Fund.

5.8. Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Target Fund, the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

5.9. From and after the date of this Agreement and until the Closing Date, each Fund shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the Treasury regulations promulgated under the Code. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code and shall not take any position inconsistent with such treatment.

5.10. From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

5.11. Each Fund shall prepare, or cause to be prepared, all of its Tax Returns due on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Target Fund in writing:

6.1. All representations and warranties by the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate of the Acquiring Fund, executed in its name by its President or a Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Section 6 have been met, and as to such other matters as the Target Fund shall reasonably request;

6.3. The Acquiring Fund shall have delivered to the Target Fund and Ropes & Gray LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Target Fund and Ropes & Gray LLP, concerning certain tax-related matters with respect to the Acquiring Fund; and

6.4. The Board of Trustees of the Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1. All representations and warranties by the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2. The Target Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Target Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Target Fund’s Treasurer or Assistant Treasurer;

7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Target Fund, executed in its name by its President or a Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Section 7 have been met, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4. The Target Fund shall have delivered to the Acquiring Fund and Ropes & Gray LLP a Target Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Ropes & Gray LLP, concerning certain tax-related matters with respect to the Target Fund;

7.5. The Board of Directors of the Company shall have determined that the Reorganization is in the best interests of the Target Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

7.6 Prior to the Closing, the Target Fund shall have declared a dividend or dividends qualifying for the deduction for dividends paid under Section 561 of the Code, that, together with all previous distributions qualifying for the dividends paid deduction, shall have the effect of distributing to its shareholders (a) all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to any deduction for dividends paid under Section 852(b)(2)(D) of the Code), (b) all of the excess of (i) its income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, in each case, for its taxable year ending on the Closing Date and any prior taxable year to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

8.  FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Board of Directors of the Company in accordance with the provisions of the Company’s Articles of Incorporation and By-Laws, and certified copies of the resolutions evidencing such approval by the Board of Directors shall have been delivered by the Target Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4. The Acquiring Fund’s Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.5. The parties shall have received an opinion of Ropes & Gray LLP, satisfactory to each of the Target Fund and the Acquiring Fund and subject to certain factual representations made by officers of the Target Fund and the Acquiring Fund and customary assumptions and qualifications, substantially to the effect that, although not free from doubt, for federal income tax purposes (i) the acquisition by the Acquiring Fund of the Target Assets solely in exchange for the issuance of Acquiring Fund Shares to the Target Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Target Fund, in liquidation of the Target Fund, of Acquiring Fund Shares to the Target

Fund Shareholders in exchange for their Target Fund Shares and the termination of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, (ii) under Sections 361 and 357 of the Code, the Target Fund will not recognize any gain or loss upon the transfer of the Target Assets to the Acquiring Fund pursuant to this Agreement in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation of the Target Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code; (iii) under Section 354 of the Code, Target Fund Shareholders will not recognize any gain or loss upon the exchange of their Target Fund Shares for the Acquiring Fund Shares; (iv) under Section 358 of the Code, the aggregate basis in the Acquiring Fund Shares that the Target Fund Shareholders receive in exchange for their Target Fund Shares will be the same as the aggregate basis of the Target Fund Shares exchanged therefor; (v) under Section 1223(1) of the Code, a Target Fund Shareholder’s holding period for Acquiring Fund Shares received pursuant to the Agreement will include the shareholder’s holding period for the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as capital assets on the date of the exchange; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize any gain or loss upon the receipt of the Target Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities; (vii) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the Target Assets will be the same as the Target Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above; (viii) under Section 1223(2) of the Code, the holding period of each Target Asset in the hands of the Acquiring Fund, other than certain Target Assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such Target Asset was held or treated for U.S. federal income tax purposes as held by the Target Fund; and (ix) the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. Such opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. Neither party may waive the condition set forth in Paragraph 8.5.

9.  BROKERAGE FEES AND EXPENSES

9.1. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Each of Target Fund and Acquiring Fund shall bear and pay the portion of the total expenses and costs solely and directly related to the Reorganization and the transactions contemplated thereby (including, but not limited to, the preparation of the Registration Statement), with each of Target Fund and Acquiring Fund bearing its ratable portion of such expenses and costs, determined based on each of Target Fund’s and Acquiring Fund’s average net assets as of Target Fund’s most recent fiscal year ended December 31, 2018, provided that transaction costs attributable to a particular Fund’s disposition of portfolio securities shall be borne and paid directly by that Fund, and, provided further, that any such expenses and costs of the Reorganization will in any event be paid by the party directly incurring such expenses and costs.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. Each Fund agrees that neither party has made any representation, warranty, or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1. This Agreement may be terminated by the mutual agreement of each Fund. In addition, either party may at its option terminate this Agreement at or before the Closing Date:

(a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or before the Closing Date;

(b) because of a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met;

(c) by resolution of the Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund’s shareholders; or

(d) by resolution of the Company’s Board of Directors if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Target Fund’s shareholders; or

(e) if the transactions contemplated by this Agreement shall not have occurred on or before [  ], 2019, or such other date as the parties may mutually agree upon in writing.

11.2. In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Company, or the Target Fund, or the Board of Trustees or officers of the Trust, or the Board of Directors or officers of the Company.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each of the Acquiring Fund and the Target Fund.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Target Fund and the Acquiring Fund at 90 Hudson Street, Jersey City, NJ 07302-3973.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 § 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the Acquiring Fund shall not be binding upon the Trust’s Trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Trust and this Agreement has been executed by authorized officers of the Trust, acting on behalf of the Acquiring Fund, and neither such authorization by such Trustees nor such execution, and delivery by such officers shall be deemed to have been made by any of them individually or to have imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Trust’s Declaration of Trust.

14.6. It is expressly agreed that the obligations of the Target Fund shall not be binding upon the Company’s Directors, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Target Fund, as provided in the Company’s Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Board of Directors of the Company and this Agreement has been executed by authorized officers of the Company, acting on behalf of the Target Fund, and neither such authorization by such Directors nor such execution, and delivery by such officers shall be deemed to have been made by any of them individually or to have imposed any liability on any of them personally, but shall bind only the property of the Target Fund as provided in the Company’s Articles of Incorporation.

14.7. Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Acquiring Fund shall be those of the Acquiring Fund only and shall not otherwise be obligations or liabilities of the Trust generally or any other series thereof.

14.8. Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Target Fund shall be those of the Target Fund only and shall not otherwise be obligations or liabilities of the Company generally or any other series thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or a Vice President and attested by its Secretary or an Assistant Secretary.

Attest:	LORD ABBETT INVESTMENT TRUST, on behalf of its series, Lord Abbett Multi-Asset Balanced Opportunity Fund
By:	By:
Name:	Name:	Lawrence B. Stoller
Title:	Title:	Vice President and Secretary

Attest:	LORD ABBETT GLOBAL FUND, INC., on behalf of its series, Lord Abbett Multi-Asset Global Opportunity Fund
By:	By:
Name:	Name:	Lawrence B. Stoller
Title:	Title:	Vice President and Secretary

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the [  ]th day of [  ], 2019, by and among Lord Abbett Multi-Asset Balanced Opportunity Fund (the “Acquiring Fund”), Lord Abbett Multi-Asset Growth Fund (the “Target Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively, the “Funds”). Each Fund is a series of Lord Abbett Investment Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 90 Hudson Street, Jersey City, NJ 07302-3973.

Pursuant to this Agreement, (1) Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class C, Class F, Class F3, Class I, Class R2, Class R3, Class R4, Class R5, and Class R6 shares of beneficial interest of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the Target Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund on the closing date of the Reorganization (the “Closing Date”) (collectively, the “Assumed Liabilities”), and (2) Target Fund will distribute, on or promptly after the Closing Date as provided herein, the corresponding class of Acquiring Fund Shares to the shareholders of the Target Fund in liquidation and dissolution of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The transactions described in clause (1) and (2) of the immediately preceding sentence (collectively, the “Reorganization”) are together intended to qualify as a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder. After the Reorganization is completed, any contingent deferred sales charge (as described in the Registration Statement (as defined below)) assessed on the redemption of Acquiring Fund Shares will be calculated from the applicable date of original purchase of Target Fund shares.

WHEREAS, the Trust is a registered investment company classified as a management company of the open-end type;

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Target Fund shareholders, respectively, and is not dilutive of the interests of those shareholders; and

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund will assign, transfer, deliver and convey all of its assets as set forth in Paragraph 1.2 (the “Target Assets”) to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”), liens for Taxes not yet due and payable and contractual restrictions on the transfer of the Target Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue and deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value (“NAV”) equal to the NAV of the Target Fund attributable to the corresponding class of the Target Fund’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2.  (a) The Target Assets shall consist of all of the Target Fund’s assets and property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Target Fund, all other intangible property owned by the Target Fund, originals or copies of all books and records of the Target Fund, and all other assets of the Target Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Target Fund is required to maintain under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules of the Securities and Exchange Commission (the “Commission”) thereunder to the extent such records pertain to the Target Fund.

 (b) The Target Fund has provided the Acquiring Fund with a list of all of the Target Fund’s Target Assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Target Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Target Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Target Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

1.3. The Target Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due before the Closing.

1.4. On or as soon after the Closing Date as is reasonably practicable (the “Liquidation Date”), the Trust shall liquidate the Target Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Target Fund Shareholders”), the Acquiring Fund Shares received by the Target Fund pursuant to Paragraph 1.1 hereof. Each Target Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Target Fund (the “Target Fund Shares”) held by such Target Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Target Fund Shares held of record by such Target Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Target Fund Shareholders. The Trust shall promptly provide the Target Fund with evidence of such liquidation and distribution. All issued and outstanding Target Fund Shares will simultaneously be cancelled on the books of the Target Fund, and the Target Fund will be dissolved. The Trust shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Any certificates representing ownership of Target Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Target Fund Shares.

1.6. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. Any reporting responsibility of the Target Fund that is due on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined below), or other documents with the Commission, any state securities commissions, and any federal, state, or local tax authorities or any other relevant regulatory authority, shall be the responsibility of the Target Fund. For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments, or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business, organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise, and other taxes imposed by the United States of America or any state, local, or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements, or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

2.  VALUATION

2.1. The NAV of each class of the Acquiring Fund Shares and the NAV of the Target Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”). Lord, Abbett & Co. LLC (the “Adviser”) shall, for each class of Acquiring Fund Shares, compute the NAV per Acquiring Fund Share for such class in the manner set forth in the Trust’s Declaration and Agreement of Trust (the “Trust’s Declaration of Trust”), or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The Adviser shall, for each class of Target Fund Shares, compute the NAV per share of the Target Fund for such class in the manner set forth in the Trust’s Declaration of

Trust or By-Laws, and the Target Fund’s then-current prospectus and statement of additional information. The Adviser shall confirm to the Acquiring Fund the NAV of the Target Fund.

2.2. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Assets and the assumption of the Assumed Liabilities shall be determined by the Adviser by dividing the NAV of the Target Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

2.3. The Acquiring Fund and the Target Fund shall cause the Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Target Fund.

3.  CLOSING AND CLOSING DATE

3.1. The Closing Date shall be [  ], 2019, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of [5:00] p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the principal offices of the Acquiring Fund, 90 Hudson Street, Jersey City, NJ 07302-3973, or at such other place as the parties may agree.

3.2. Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the “Target Fund Custodian”) as record holder for the Target Fund shall be presented by the Target Fund to State Street Bank and Trust Company (the “Acquiring Fund Custodian”) for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Target Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with customary settlement practices or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Acquiring Fund Custodian in accordance with applicable law and accompanied by all necessary federal, state, non-U.S. or other stock transfer stamps or provision has been made for the appropriate purchase price thereof. Any cash shall be delivered by the Target Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Target Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

3.3. The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Target Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal, state, non-U.S. or other stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Target Assets.

3.4. If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Target Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5. The Target Fund shall deliver, or cause its transfer agent to deliver, to the Acquiring Fund, at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each Target Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Target Fund and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Target Fund Shareholders, (b) provided by the Target Fund Custodian, or (c) derived from the Target Fund’s records by such officers or one of the Target Fund’s service providers. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

4.1. Except as set forth on a disclosure schedule previously provided by the Target Fund to the Acquiring Fund, the Target Fund represents, warrants, and covenants to the Acquiring Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Target Fund is a series of the Trust. The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Target Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Target Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement will not result in a violation of, any provision of the Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Target Fund to which the Trust is a party or by which the Target Fund or any of its assets is bound;

(d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Target Fund’s knowledge threatened against the Target Fund or any of the Target Fund’s properties or assets. The Target Fund knows of no facts that might form the basis for the institution of such proceedings. The Target Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Target Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Target Fund;

(e) The Target Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated at or before the Closing Date and no such termination will result in liability to the Target Fund (or the Acquiring Fund);

(f) The statement of assets and liabilities of the Target Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended November 30, 2018 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm retained by the Target Fund, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the year then ended, and all known liabilities, whether actual or contingent, of the Target Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Target Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Target Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date;

(g) Since the fiscal year ended November 30, 2018, except as specifically disclosed in the Target Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, its annual report for the fiscal year ended November 30, 2018, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Target Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Target Fund Share arising out of its normal investment operations or a decline in market values of securities in the Target Fund’s portfolio or a decline in net assets of the Target Fund as a result of redemptions shall not constitute a material adverse change;

(h)(1) For each taxable year of its operation since its inception, the Target Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Target Fund will qualify as such through the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code;

(2) Within the times and in the manner prescribed by law (after giving effect to any extensions), the Target Fund has properly filed on a timely basis all Tax Returns that it was required to file on or before the Closing Date, and all such Tax Returns were true, complete and accurate in all material respects. The Target Fund has not been informed by any jurisdiction that the jurisdiction believes that the Target Fund was required to file any Tax Return that was not filed, and the Target Fund does not know of any basis upon which a jurisdiction could assert such a position;

(3) The Target Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

(4) All Tax Returns filed by the Target Fund constitute true, complete and accurate reports of the respective liabilities for Taxes and all attributes of the Target Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(5) The Target Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes (other than routine extensions available by statute);

(6) The Target Fund has not been notified that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to the Target Fund’s knowledge, no such deficiency has been proposed or threatened;

(7) The Target Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(8) The unpaid Taxes of the Target Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Paragraph 5.7, rather than in any notes thereto (the “Tax Reserves”). All Taxes that the Target Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(9) The Target Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Target Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests, and any similar documents submitted by, received by or agreed to by or on behalf of the Target Fund. The Target Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(10) The Target Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

(11) The Target Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Target Fund tax representation certificate to be delivered to Acquiring Fund and Ropes & Gray LLP pursuant to Paragraph 7.4 (the “Target Fund Tax Representation Certificate”), and such Target Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(12) There are (and as of immediately following the Closing there will be) no liens on the assets of the Target Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

(13) The Tax bases of the assets of the Target Fund are accurately reflected on the Target Fund’s Tax books and records, and such books and records (or a copy thereof) have been provided to Acquiring Fund.

(i) All issued and outstanding Target Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Target Fund Shares, nor is there outstanding any security convertible into any Target Fund Shares;

(j) At the Closing Date, the Target Fund will have good and marketable title to the Target Assets, and full right, power, and authority to sell, assign, transfer, and deliver the Target Assets to the Acquiring Fund, and, upon delivery and payment for the Target Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(k) The Target Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund’s Board of Trustees, and, assuming due authorization, execution, and delivery by the Target Fund, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) The information furnished (or to be furnished) by the Target Fund or the Adviser to the Acquiring Fund for use in applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Target Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto and the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(m) The information included in the prospectus and statement of additional information forming part of the Acquiring Fund’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration Statement”) that has been furnished in writing by the Target Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation by the Target Fund of the transactions contemplated by this Agreement;

(o) All of the issued and outstanding Target Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(p) The prospectuses and statements of additional information of the Target Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(q) The Target Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Target Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Target Fund. All advertising and sales material used by the Target Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of the Financial Industry Regulatory Authority (“FINRA”), and the Conduct Rules of FINRA, state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Target Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(r) Neither the Target Fund nor, to the Target Fund’s knowledge, any “affiliated person” of the Target Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the Target Fund’s knowledge, has any affiliated person of the Target Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act;

(s) The Target Fund will review its assets and prior to the Closing Date dispose of any portfolio holdings that are not compatible with the Acquiring Fund’s investment objective and policies; and

(t) The Target Fund’s execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by the Target Fund’s Board of Trustees.

4.2. Except as set forth on a disclosure schedule previously provided by the Acquiring Fund to the Target Fund, the Acquiring Fund represents, warrants, and covenants to the Target Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquiring Fund is a series of the Trust. The Trust is a statutory trust, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring

Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Acquiring Fund’s registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(e) The Registration Statement, and any amendments (including post-effective amendments) or supplements thereto in effect on or before the Closing Date included in the Registration Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. The Registration Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f) The Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provision of the Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Acquiring Fund to which the Trust is a party or by which the Acquiring Fund or any of its assets is bound;

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. The Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Acquiring Fund’s business, or its ability to consummate the transactions contemplated herein;

(h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended November 30, 2018 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm retained by the Acquiring Fund, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the year then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

(i) Since the fiscal year ended November 30, 2018, except as specifically disclosed in the Acquiring Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, its annual report for the fiscal year ended November 30, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund’s portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

(j)(1) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquiring Fund will qualify as such through the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

 (2) Within the times and in the manner prescribed by law (after giving effect to any extensions), the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file on or before the Closing Date, and all such Tax Returns were true, complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed, and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

 (3) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

 (4) All Tax Returns filed by the Acquiring Fund constitute true, complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

 (5) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes (other than routine extensions available by statute);

 (6) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to the Acquiring Fund’s knowledge, no such deficiency has been proposed or threatened;

 (7) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

 (8) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in Paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

 (9) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

 (10) The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund tax representation certificate to be delivered to Target Fund and Ropes & Gray LLP pursuant to Paragraph 6.3 (the “Acquiring Fund Tax Representation Certificate”), and such Acquiring Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

 (11) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

 (12) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund’s Tax books and records.

(k) The Acquiring Fund is and as of the Closing Date will be, authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Fund, without par value. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

(m) The Acquiring Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund’s Board of Trustees, and, assuming due authorization, execution, and delivery by the Target Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquiring Fund or the Adviser to the Target Fund for use in applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto and the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(o) No consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(p) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of FINRA, the Conduct Rules of FINRA, state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, or other filings required to be made or filed with the

Commission, FINRA or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(q) Neither the Acquiring Fund nor, to the Acquiring Fund’s knowledge, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the Acquiring Fund’s knowledge, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act; and

(r) The Acquiring Fund’s execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by the Acquiring Fund’s Board of Trustees.

5.  COVENANTS OF THE FUNDS

5.1. The Target Fund will operate the Target Fund’s business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2. The Acquiring Fund will promptly prepare and file with the Commission the Registration Statement. The Target Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.3. The Target Fund will mail to each of its shareholders of record a copy of the Registration Statement promptly after it is finalized and becomes effective with the Commission.

5.4. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Target Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Target Fund Shares.

5.6. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement.

5.7. The Target Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Target Fund (“Statement of Assets and Liabilities”) as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Target Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Target Fund’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Target Fund.

5.8. Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Target Fund, the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

5.9. From and after the date of this Agreement and until the Closing Date, each Fund shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the Treasury regulations promulgated under the Code. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code and shall not take any position inconsistent with such treatment.

5.10. From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

5.11. Each Fund shall prepare, or cause to be prepared, all of its Tax Returns due on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Target Fund in writing:

6.1. All representations and warranties by the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate of the Acquiring Fund, executed in its name by its President or a Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Section 6 have been met, and as to such other matters as the Target Fund shall reasonably request;

6.3. The Acquiring Fund shall have delivered to the Target Fund and Ropes & Gray LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Target Fund and Ropes & Gray LLP, concerning certain tax-related matters with respect to the Acquiring Fund; and

6.4. The Board of Trustees of the Acquiring Fund shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1. All representations and warranties by the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2. The Target Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Target Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Target Fund’s Treasurer or Assistant Treasurer;

7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Target Fund, executed in its name by its President or a Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Section 7 have been met, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4. The Target Fund shall have delivered to the Acquiring Fund and Ropes & Gray LLP a Target Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Ropes & Gray LLP, concerning certain tax-related matters with respect to the Target Fund;

7.5. The Board of Trustees of the Target Fund shall have determined that the Reorganization is in the best interests of the Target Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

7.6 Prior to the Closing, the Target Fund shall have declared a dividend or dividends qualifying for the deduction for dividends paid under Section 561 of the Code, that, together with all previous distributions qualifying for the dividends paid deduction, shall have the effect of distributing to its shareholders (a) all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to any deduction for dividends paid under Section 852(b)(2)(D) of the Code), (b) all of the excess of (i) its income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, in each case, for its taxable year ending on the Closing Date and any prior taxable year to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

8.  FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Board of Trustees of the Trust in accordance with the provisions of the Trust’s Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Board of Trustees shall have been delivered by the Target Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4. The Acquiring Fund’s Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.5. The parties shall have received an opinion of Ropes & Gray LLP, satisfactory to each of the Target Fund and the Acquiring Fund and subject to certain factual representations made by officers of the Target Fund and the Acquiring Fund and customary assumptions and qualifications, substantially to the effect that, although not free from doubt, for federal income tax purposes (i) the acquisition by the Acquiring Fund of the Target Assets solely in exchange for the issuance of Acquiring Fund Shares to the Target Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Target Fund, in liquidation of the Target Fund, of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares and the termination of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, (ii) under Sections 361 and 357 of the Code, the Target Fund will not recognize any gain or loss upon the transfer of the Target Assets to the Acquiring Fund pursuant to this Agreement in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation of the

Target Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code; (iii) under Section 354 of the Code, Target Fund Shareholders will not recognize any gain or loss upon the exchange of their Target Fund Shares for the Acquiring Fund Shares; (iv) under Section 358 of the Code, the aggregate basis in the Acquiring Fund Shares that the Target Fund Shareholders receive in exchange for their Target Fund Shares will be the same as the aggregate basis of the Target Fund Shares exchanged therefor; (v) under Section 1223(1) of the Code, a Target Fund Shareholder’s holding period for Acquiring Fund Shares received pursuant to the Agreement will include the shareholder’s holding period for the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as capital assets on the date of the exchange; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize any gain or loss upon the receipt of the Target Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities; (vii) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the Target Assets will be the same as the Target Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above; (viii) under Section 1223(2) of the Code, the holding period of each Target Asset in the hands of the Acquiring Fund, other than certain Target Assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such Target Asset was held or treated for U.S. federal income tax purposes as held by the Target Fund; and (ix) the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. Such opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. Neither party may waive the condition set forth in Paragraph 8.5.

9.  BROKERAGE FEES AND EXPENSES

9.1. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Each of Target Fund and Acquiring Fund shall bear and pay the portion of the total expenses and costs solely and directly related to the Reorganization and the transactions contemplated thereby (including, but not limited to the preparation of the Registration Statement) with each of Target Fund and Acquiring Fund bearing its ratable portion of such expenses and costs, determined based on each of Target Fund’s and Acquiring Fund’s average net assets as of Target Fund’s most recent fiscal year ended November 30, 2018, provided that transaction costs attributable to a particular Fund’s disposition of portfolio securities shall be borne and paid directly by that Fund, and, provided further, that any such expenses and costs of the Reorganization will in any event be paid by the party directly incurring such expenses and costs.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. Each Fund agrees that neither party has made any representation, warranty, or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1. This Agreement may be terminated by the mutual agreement of each Fund. In addition, either party may at its option terminate this Agreement at or before the Closing Date:

(a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or before the Closing Date;

(b) because of a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met;

(c) by resolution of the Acquiring Fund’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund’s shareholders; or

(d) by resolution of the Target Fund’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Target Fund’s shareholders; or

(e) if the transactions contemplated by this Agreement shall not have occurred on or before [  ], 2019, or such other date as the parties may mutually agree upon in writing.

11.2. In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, or the Target Fund, or the Board of Trustees or officers of each of the Trust, Acquiring Fund, and the Target Fund.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each of the Acquiring Fund and the Target Fund.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Target Fund and the Acquiring Fund at 90 Hudson Street, Jersey City, NJ 07302-3973.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 § 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of each of the Acquiring Fund and the Target Fund shall not be binding upon any of either Fund’s Trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Target Fund, as the case may be, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Board of Trustees of each of the Acquiring Fund and the Target Fund and this Agreement has been executed by authorized officers of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Trustees nor such execution, and delivery by such officers shall be deemed to have been made by any of them individually or to have imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as the case may be, as provided in the Trust’s Declaration of Trust.

14.6. Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Acquiring Fund shall be those of the Acquiring Fund only and shall not otherwise be obligations or liabilities of the Trust generally or any other series thereof.

14.6. Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Target Fund shall be those of the Target Fund only and shall not otherwise be obligations or liabilities of the Trust generally or any other series thereof.

14.7 To the fullest extent permitted by law, this Agreement shall be deemed a part of the governing instrument (within the meaning of the Delaware Statutory Trust Act) of the Trust.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or a Vice President and attested by its Secretary or an Assistant Secretary.

Attest:	LORD ABBETT INVESTMENT TRUST, on behalf of its series, Lord Abbett Multi-Asset Balanced Opportunity Fund
By:	By:
Name:	Name:	Lawrence B. Stoller
Title:	Title:	Vice President and Secretary

Attest:	LORD ABBETT INVESTMENT TRUST, on behalf of its series, Lord Abbett Multi-Asset Growth Fund
By:	By:
Name:	Name:	Lawrence B. Stoller
Title:	Title:	Vice President and Secretary

EXHIBIT B

Comparison of Rights of Shareholders of
Multi-Asset Global Opportunity Fund (“Target Fund”) and the Acquiring Fund

Target Fund is a series of a Maryland corporation (the “Corporation”) and the Acquiring Fund is a series of a Delaware statutory trust (the “Trust”). Maryland corporations and Delaware statutory trusts differ in certain respects. The following summary of the differences in shareholder rights is qualified in its entirety by reference to the applicable statutes and the governing documents of the Corporation and the Trust.

	Corporation	Trust
Governing Law and Organizational Documents

The Corporation is governed by the Maryland General Corporation Law (the “MGCL”) and the Corporation’s charter and By-Laws. Charter documents, including Articles of Incorporation, Articles of Amendment and Articles Supplementary, among others, must be publicly filed. The MGCL contains a number of mandatory provisions regarding the rights of shareholders that may not be modified by the charter or By-Laws.

The Trust is governed by the Delaware Statutory Trust Act (the “DSTA”) and the Trust’s Certificate of Trust, Declaration of Trust and By-Laws. The Certificate of Trust is the only public filing. The DSTA contains few mandatory provisions and the rights of shareholders are determined primarily by the Declaration of Trust and By-Laws.

Capital Structure	The charter provides for a specified number of authorized shares, which the directors may increase without stockholder approval by filing Articles Supplementary.	The Declaration of Trust provides for an unlimited number of authorized shares.
	Shareholder approval is generally required to modify the terms of outstanding series or classes of stock.	The trustees may generally modify the terms of outstanding series or classes of beneficial interest without shareholder approval.
Amendments to Governing Documents	Under the MGCL, amendments to the charter require shareholder approval, subject to very limited exceptions. The directors or the shareholders may amend the By-Laws.

The Declaration of Trust provides that the trustees may generally amend the Declaration of Trust without shareholder approval, unless, among other exceptions, the amendment would limit shareholder voting rights or requires shareholder approval

	Corporation	Trust
under the 1940 Act. The trustees may amend the Certificate of Trust and the By-Laws.
Approval of Extraordinary Transactions

A merger or consolidation of the Target Fund generally requires shareholder approval under the MGCL, except that the directors of an open-end investment company such as the Target Fund may transfer the assets of the Fund or a series thereof in a reorganization without shareholder approval under the MGCL and the charter, and dissolve the Target Fund or liquidate such series.

The Declaration of Trust provides that the trustees may authorize a reorganization of the Trust or a series thereof by a merger, consolidation or transfer of assets, so long as the surviving entity is an open-end investment company under the 1940 Act. The trustees may dissolve the Trust without shareholder approval.

Removal of Directors/Trustees	Under the MGCL, the shareholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors.

The Declaration of Trust provides that a trustee may be removed, with cause, by the affirmative vote of two-thirds of the remaining trustees or, with or without cause, by the holders of not less than two-thirds of the outstanding shares of the Trust by a declaration in writing or by a shareholder vote at a meeting of shareholders called for such purpose.

Shareholder Action Without a Meeting	The MGCL requires shareholders to act by unanimous written consent, unless the charter provides for action by less than unanimous consent. The Corporation’s charter does not so provide.

The Declaration of Trust provides that shareholders may act by written consent by the proportion of shareholders required to vote for approval of the matter by applicable law, the Declaration of Trust or the By-Laws.

Duties of Trustees/Directors	Under the MGCL, each director must act in good faith, in a manner the director reasonably believes to be in the best interests of the Target Fund and with the care that

The DSTA provides that, except as provided in the governing documents of the Trust, the duties of the trustees of a registered investment company such as the Trust are the same as the duties of directors of a corporation formed under the Delaware General Corporation Law, which Delaware courts describe as the duties of care and loyalty. The Declaration of Trust provides that the exercise by the trustees of their powers and discretion under the Declaration of Trust and the construction in good faith by the trustees of the meaning or effect of any provision of the Declaration of Trust shall be binding upon everyone interested.

	Corporation	Trust
an ordinarily prudent person in a like position would use under similar circumstances.
Limitation of Liability

The MGCL provides that a director that acts in accordance with the director’s duties has no liability in any action based on an act of the director. The charter does not further limit the liability of directors and officers.

The Declaration of Trust provides that a trustee, officer, agent or employee shall be liable to the Trust or the shareholders for such person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Indemnification

The By-Laws provide that each director shall be indemnified by the Corporation against every judgment, penalty, fine, settlement, and reasonable expense (including attorneys’ fees) actually incurred by the director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which the director was, is, or is threatened to be made a

The Declaration of Trust provides that the Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may have been involved as a party or otherwise or with which he or she may be or may have been threated, while acting as trustee or as an officer, employee or agent of the Trust or the trustees, as the case may be, or thereafter, by reason of his or her being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the trust or any series thereof. Such indemnification and related advance of expenses is subject to the conditions of the 1940 Act.

	Corporation	Trust
named defendant or respondent (or otherwise becomes a party) by reason of such director’s service in that capacity or status, subject to the conditions and limitations of the MGCL and the 1940 Act.
Derivative Suits	The ability of a shareholder to bring a derivative claim is governed by common law, which generally requires a shareholder to make demand on the directors before bringing an action.

The Declaration of Trust provides that no action may be brought by a shareholder on behalf of the Trust or a series thereof unless (i) the shareholders have requested the trustees to take such action and the trustees have failed or refused to do so for 60 days and (ii) shareholders owning not less than 50 percent of the outstanding shares of the Trust or such series join in bringing the action.

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 17, 2019

Lord Abbett Multi-Asset Global Opportunity Fund
(a series of Lord Abbett Global Fund, Inc.)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Lord Abbett Multi-Asset Growth Fund
(a series of Lord Abbett Investment Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Lord Abbett Multi-Asset Balanced Opportunity Fund
(a series of Lord Abbett Investment Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

This Statement of Additional Information (“SAI”) relates specifically to: (1) the proposed transfer of the assets of Lord Abbett Multi-Asset Global Opportunity Fund (“Multi-Asset Global Opportunity Fund”) (a series of Lord Abbett Global Fund, Inc.) to Lord Abbett Multi-Asset Balanced Opportunity Fund (“Acquiring Fund”) (a series of Lord Abbett Investment Trust), in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Multi-Asset Global Opportunity Fund, and (2) the proposed transfer of the assets of Lord Abbett Multi-Asset Growth Fund (“Multi-Asset Growth Fund”) to Acquiring Fund, in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Multi-Asset Growth Fund. This SAI consists of this cover page and the following documents, each of which accompanies this SAI and is incorporated herein by reference:

1.	The Statement of Additional Information of Multi-Asset Global Opportunity Fund dated May 1, 2019, as supplemented;

2.	The Statement of Additional Information of Multi-Asset Growth Fund and Acquiring Fund dated April 1, 2019;

3.

The Financial Statements from Multi-Asset Global Opportunity Fund’s Annual Report for the fiscal year ended December 31, 2018, audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are so incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing;

4.

The Financial Statements from Multi-Asset Growth Fund’s and Acquiring Fund’s Annual Report for the fiscal year ended November 30, 2018, audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are so incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing;

5.	Multi-Asset Global Opportunity Fund’s Annual Report for the fiscal year ended December 31, 2018; and

6.	Multi-Asset Growth Fund’s and Acquiring Fund’s Annual Report for the fiscal year ended November 30, 2018.

This SAI is not a prospectus. A prospectus/information statement dated May 17, 2019 relating to these matters may be obtained without charge via Lord Abbett’s website at www.lordabbett.com or by calling or writing to the Funds at the telephone number or address set forth above. This SAI should be read in conjunction with such prospectus/information statement.

Pro Forma Combined Schedule of Investments (unaudited)
11/30/2018

	Multi-Asset Global Opportunity Fund (Target Fund)		Multi-Asset Growth Fund (Target Fund)		Multi-Asset Balanced Opportunity Fund (Acquiring Fund)		Multi-Asset Balanced Opportunity Fund Pro Forma Combined
	Shares	Fair Value (000)	Shares	Fair Value (000)	Shares	Fair Value (000)	Shares	Fair Value (000)

INVESTMENTS IN UNDERLYING FUNDS(a) 99.79%
Lord Abbett Affiliated Fund, Inc.-Class I(b)	–	–	3,784,490	$55,594	–	–	3,784,490	$55,594
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I(c)	700,581	$13,829	5,484,373	108,262	10,679,174	$210,807	16,864,127	332,898
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I(c)	999,911	18,878	6,571,631	124,072	8,006,923	151,171	15,578,464	294,121
Lord Abbett Investment Trust-Convertible Fund-Class I(d)	686,100	9,084	3,980,503	52,702	11,552,944	152,961	16,219,547	214,747
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I(e)	2,962,832	14,103	–	–	15,146,308	72,096	18,109,140	86,199
Lord Abbett Securities Trust-Growth Leaders Fund-Class I(f)	709,094	18,124	4,989,415	127,529	7,257,952	185,513	12,956,461	331,166
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I*(g)	480,149	11,720	5,530,315	134,995	5,785,975	141,236	11,796,439	287,951
Lord Abbett Investment Trust-High Yield Fund-Class I(h)	3,793,712	27,163	28,347,397	202,967	38,576,789	276,210	70,717,898	506,340
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(i)	679,812	7,859	729,282	8,431	6,882,447	79,561	8,291,541	95,851
Lord Abbett Securities Trust-International Equity Fund-Class I(j)	2,257,559	27,836	6,762,616	83,383	6,841,732	84,358	15,861,907	195,577
Lord Abbett Securities Trust-International Value Fund-Class I(k)	4,123,998	27,920	12,420,011	84,084	12,240,556	82,868	28,784,564	194,872
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(l)	177,550	5,039	2,619,706	74,347	2,317,331	65,766	5,114,587	145,152
Lord Abbett Investment Trust-Ultra Short Bond Fund-Class I(m)	32,906	329	280,789	2,805	3,236,109	32,329	3,549,804	35,463

Total Investments in Underlying Funds (cost $192,163,712, $1,106,234,670, $1,595,463,699 and $2,893,862,081 respectively)		181,884		1,059,171		1,534,876		2,775,931

See Notes to Pro Forma Combined Financial Statements

4

	Principal Amount (000)		Principal Amount (000)		Principal Amount (000)		Principal Amount (000)
SHORT TERM INVESTMENTS 0.09%
Repurchase Agreement dated 11/30/2018, 1.25% due 12/3/2018 with Fixed Income Clearing Corp. collateralized by $275,000 of U.S. Treasury Note at 1.50% due 2/28/2023; value: $261,038; proceeds: $251,946 (cost $251,912)	252	252	–	–	–	–	252	252
Repurchase Agreement dated 11/30/2018, 1.25% due 12/3/2018 with Fixed Income Clearing Corp. collateralized by $1,015,000 of U.S. Treasury Note at 1.50% due 3/31/2023; value: $961,118; proceeds: $940,593 (cost $940,495)	–	–	941	941	–	–	941	941
Repurchase Agreement dated 11/30/2018, 1.25% due 12/3/2018 with Fixed Income Clearing Corp. collateralized by $1,460,000 of U.S. Treasury Note at 1.50% due 2/28/2023; value: $1,385,876; proceeds: $1,355,916 (cost $1,355,775)	–	–	–	–	1,356	1,356	1,356	1,356

Total Short Term Investment (cost $251,912, $940,495, $1,355,916 and $2,548,323 respectively.)		252		941		1,356		2,549
Total Investments in Securities 99.81% (cost $192,415,624, $1,107,175,165, $1,596,819,474 and $2,896,410,263 respectively.)		182,136		1,060,112		1,536,232		2,778,480

Other Assets in Excess of Liabilities(n) 0.12%		233		1,583		1,869		3,474

Net Assets 100.00%		$182,369		$1,061,695		$1,538,101		$2,781,954

*	Non-income producing security.

(a)	Affiliated issuers.

(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.

(c)	Fund investment objective is total return.

(d)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

(e)	Fund investment objective is to seek high total return.

(f)	Fund investment objective is to seek capital appreciation.

(g)	Fund investment objective is capital appreciation.

(h)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

(i)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.

(j)	Fund investment objective is to seek long-term capital appreciation.

(k)	Fund investment objective is to seek a high level of total return.

(l)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

(m)	Fund investment objective is to seek current income consistent with the preservation of capital.

(n)	Other Assets in excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts and futures contracts as follows:

See Notes to Pro Forma Combined Financial Statements

5

Open Forward Contracts as of November 30, 2018:
Lord Abbett Global Opportunity Fund (Target Fund)

Purchased		Sold		Counterparty	Expiration Date	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

EUR	1,716,421	JPY	220,300,000	Bank of America	1/11/2019	$1,947,278	$1,950,619	$3,341
EUR	1,714,984	JPY	220,300,000	Citibank	1/11/2019	1,945,649	1,948,986	3,338
JPY	440,600,000	EUR	3,392,519	Bank of America	1/11/2019	3,902,050	3,855,415	46,636
USD	44,509	EUR	38,886	Morgan Stanley	1/11/2019	44,509	44,192	317

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts								$53,632

Purchased		Sold		Counterparty	Expiration Date	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation

JPY	440,600,000	EUR	3,392,518	Bank of America	1/11/2019	$3,902,050	$3,896,489	$(5,561)
EUR	1,716,421	JPY	220,300,000	Bank of America	1/11/2019	1,947,278	1,948,245	(966)
EUR	1,714,984	JPY	220,300,000	Citibank	1/11/2019	1,945,649	1,948,245	(2,596)

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts								$(9,123)

Open Forward Contracts as of November 30, 2018:
Lord Abbett Multi-Asset Growth Fund (Target Fund)

Purchased		Sold		Counterparty	Expiration Date	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

EUR	9,929,606	JPY	1,274,450,000	Bank of America	1/11/2019	$11,265,132	$11,284,461	$19,329
EUR	9,921,296	JPY	1,274,450,000	Citibank	1/11/2019	11,255,705	11,275,018	19,313
JPY	2,548,900,000	EUR	19,625,945	Bank of America	1/11/2019	22,573,617	22,303,828	269,789
USD	257,488	EUR	224,957	Morgan Stanley	1/11/2019	257,488	255,651	1,836

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts								$310,267

Purchased		Sold		Counterparty	Expiration Date	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation

JPY	2,548,900,000	EUR	19,625,945	Bank of America	1/11/2019	$22,573,617	$22,541,446	$(32,171)
EUR	9,929,606	JPY	1,274,450,000	Bank of America	1/11/2019	11,265,132	11,270,723	(5,591)
EUR	9,921,296	JPY	1,274,450,000	Citibank	1/11/2019	11,255,705	11,270,723	(15,018)

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts								$(52,780)

See Notes to Pro Forma Combined Financial Statements

6

Open Forward Contracts as of November 30, 2018:
Lord Abbett Multi-Asset Balanced Opportunity Fund (Acquiring Fund)

Purchased		Sold		Counterparty	Expiration Date	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

EUR	14,657,748	JPY	1,881,300,000	Bank of America	1/11/2019	$16,629,207	$16,657,740	$28,533
EUR	14,645,482	JPY	1,881,300,000	Citibank	1/11/2019	16,615,291	16,643,800	28,509
JPY	3,762,600,000	EUR	28,971,157	Bank of America	1/11/2019	33,322,410	32,924,156	398,254
USD	380,094	EUR	332,073	Morgan Stanley	1/11/2019	380,094	377,383	2,711

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts								$458,007

Purchased		Sold		Counterparty	Expiration Date	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation

JPY	3,762,600,000	EUR	28,971,157	Bank of America	1/11/2019	$33,322,411	$33,274,921	$(47,490)
EUR	14,657,748	JPY	1,881,300,000	Bank of America	1/11/2019	16,629,207	16,637,460	(8,253)
EUR	14,645,482	JPY	1,881,300,000	Citibank	1/11/2019	16,615,291	16,637,461	(22,170)

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts								$(77,913)

See Notes to Pro Forma Combined Financial Statements

7

Open Forward Contracts as of November 30, 2018:
Lord Abbett Combined Pro Forma

Purchased		Sold		Counterparty	Expiration Date	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

EUR	1,716,421	JPY	220,300,000	Bank of America	1/11/2019	$1,947,278	$1,950,619	$3,341
EUR	1,714,984	JPY	220,300,000	Citibank	1/11/2019	1,945,649	1,948,986	3,338
EUR	9,929,606	JPY	1,274,450,000	Bank of America	1/11/2019	11,265,132	11,284,461	19,329
EUR	9,921,296	JPY	1,274,450,000	Citibank	1/11/2019	11,255,705	11,275,018	19,313
EUR	14,657,748	JPY	1,881,300,000	Bank of America	1/11/2019	16,629,207	16,657,740	28,533
EUR	14,645,482	JPY	1,881,300,000	Citibank	1/11/2019	16,615,291	16,643,800	28,509
JPY	440,600,000	EUR	3,392,519	Bank of America	1/11/2019	3,902,050	3,855,415	46,636
JPY	2,548,900,000	EUR	19,625,945	Bank of America	1/11/2019	22,573,617	22,303,828	269,789
JPY	3,762,600,000	EUR	28,971,157	Bank of America	1/11/2019	33,322,410	32,924,156	398,254
USD	44,509	EUR	38,886	Morgan Stanley	1/11/2019	44,509	44,192	317
USD	257,488	EUR	224,957	Morgan Stanley	1/11/2019	257,488	255,651	1,836
USD	380,094	EUR	332,073	Morgan Stanley	1/11/2019	380,094	377,383	2,711

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts								$821,906

Purchased		Sold		Counterparty	Expiration Date	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation

EUR	1,716,421	JPY	220,300,000	Bank of America	1/11/2019	$1,947,278	$1,948,245	$(966)
EUR	1,714,984	JPY	220,300,000	Citibank	1/11/2019	1,945,649	1,948,245	(2,596)
EUR	14,657,748	JPY	1,881,300,000	Bank of America	1/11/2019	16,629,207	16,637,460	(8,253)
EUR	14,645,482	JPY	1,881,300,000	Citibank	1/11/2019	16,615,291	16,637,461	(22,170)
EUR	9,929,606	JPY	1,274,450,000	Bank of America	1/11/2019	11,265,132	11,270,723	(5,591)
EUR	9,921,296	JPY	1,274,450,000	Citibank	1/11/2019	11,255,705	11,270,723	(15,018)
JPY	2,548,900,000	EUR	19,625,945	Bank of America	1/11/2019	22,573,617	22,541,446	(32,171)
JPY	3,762,600,000	EUR	28,971,157	Bank of America	1/11/2019	33,322,411	33,274,921	(47,490)
JPY	440,600,000	EUR	3,392,518	Bank of America	1/11/2019	3,902,050	3,896,489	(5,561)

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts								$(139,816)

See Notes to Pro Forma Combined Financial Statements

8

Open Futures Contracts as of November 30, 2018:
Lord Abbett Multi-Asset Global Opportunity Fund (Target Fund)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation

E-Mini MSCI EAFE INDEX	December 2018	21	Short	$(2,041,785)	$(1,907,115)	$134,670
E-Mini NASDAQ 100	December 2018	20	Short	(3,029,278)	(2,779,800)	249,478
Nikkei 225	December 2018	17	Long	1,889,259	1,905,700	16,441

Total Unrealized Appreciation on Open Futures Contracts						$400,589

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation

E-Mini S&P 500 Index	December 2018	34	Long	$4,801,540	$4,689,110	$(112,430)
MSCI Emerging Market INDEX	December 2018	37	Long	1,872,111	1,849,260	(22,851)
U.S. 10-Year Treasury Note	March 2019	71	Short	(8,456,088)	(8,481,172)	(25,083)
Ultra Long U.S. Treasury Bond	March 2019	15	Short	(2,282,669)	(2,286,094)	(3,425)

Total Unrealized Depreciation on Open Futures Contracts						$(163,789)

Open Futures Contracts as of November 30, 2018:
Lord Abbett Multi-Asset Growth Fund (Target Fund)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation

E-Mini MSCI EAFE INDEX	December 2018	240	Short	$(23,334,691)	$(21,795,600)	$1,539,091
E-Mini NASDAQ 100	December 2018	116	Short	(17,569,813)	(16,122,840)	1,446,973
Nikkei 225 INDEX	December 2018	97	Long	10,779,888	10,873,700	93,812

Total Unrealized Appreciation on Open Futures Contracts						$3,079,876

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation

E-Mini S&P 500 Index	December 2018	156	Long	$21,854,748	$21,514,740	$(340,008)
MSCI Emerging Market INDEX	December 2018	214	Long	10,827,888	10,695,720	(132,168)

Total Unrealized Depreciation on Open Futures Contracts						$(472,176)

See Notes to Pro Forma Combined Financial Statements

9

Open Futures Contracts as of November 30, 2018:
Lord Abbett Multi-Asset Balanced Opportunity Fund (Acquiring Fund)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation

E-Mini MSCI EAFE INDEX	December 2018	354	Short	$(34,418,670)	$(32,148,510)	$2,270,160
E-Mini NASDAQ 100	December 2018	170	Short	(25,748,863)	(23,628,300)	2,120,563
Nikkei 225	December 2018	140	Long	15,558,602	15,694,000	135,398

Total Unrealized Appreciation on Open Futures Contracts						$4,526,121

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation

E-Mini S&P 500 Index	December 2018	113	Long	$15,830,683	$15,584,395	$(246,288)
MSCI Emerging Market INDEX	December 2018	310	Long	15,685,257	15,493,800	(191,457)
U.S. 10-Year Treasury Note	March 2019	392	Short	(46,687,133)	(46,825,625)	(138,492)
U.S. Ultra Treasury Bond	March 2019	68	Short	(10,348,099)	(10,363,625)	(15,526)

Total Unrealized Depreciation on Open Futures Contracts						$(591,763)

Open Futures Contracts as of November 30, 2018:
Lord Abbett Combined Pro Forma

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation

E-Mini MSCI EAFE INDEX	December 2018	615	Short	$(59,795,146)	$(55,851,225)	$3,943,921
E-Mini NASDAQ 100	December 2018	306	Short	(46,347,954)	(42,530,940)	3,817,014
Nikkei 225	December 2018	254	Long	28,227,749	28,473,400	245,651

Total Unrealized Appreciation on Open Futures Contracts						$8,006,586

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation

E-Mini S&P 500 Index	December 2018	303	Long	$42,486,971	$41,788,245	$(698,726)
MSCI Emerging Market INDEX	December 2018	561	Long	28,385,256	28,038,780	(346,476)
U.S. 10-Year Treasury Note	March 2019	463	Short	(55,143,222)	(55,306,797)	(163,575)
U.S. Ultra Treasury Bond	March 2019	83	Short	(12,630,768)	(12,649,719)	(18,951)

Total Unrealized Depreciation on Open Futures Contracts						$(1,227,728)

See Notes to Pro Forma Combined Financial Statements

10

The following is a summary of the inputs used as of November 30, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Lord Abbett Multi-Asset Global Opportunity Fund (Target Fund)
	Level 1 (000)	Level 2 (000)	Level 3 (000)		Total (000)

Investments in Underlying Funds	$181,884	$–	$		$181,884
Short-Term Investment
Repurchase Agreement	–	252			252

Total	$181,884	$252	$		$182,136

Other Financial Instruments

Forward Foreign Currency Exchange Contracts
Assets	$–	$54		$–	$54
Liabilities	–	(9)		–	(9)
Futures Contracts
Asset	401	–		–	401
Liabilities	(164)	–		–	(164)

Total	$237	$45		$–	$282

Investment Type(2)(3)	Lord Abbett Multi-Asset Growth Fund (Target Fund)
	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Investments in Underlying Funds	$1,059,171	$–	$–	$1,059,171
Short-Term Investment
Repurchase Agreement	–	941		941

Total	$1,059,171	$941	$–	$1,060,112

Other Financial Instruments

Forward Foreign Currency Exchange Contracts
Assets	$–	$310	$–	$310
Liabilities	–	(53)	–	(53)
Futures Contracts
Asset	3,080	–	–	3,080
Liabilities	(472)	–	–	(472)

Total	$2,608	$257	$–	$2,865

See Notes to Pro Forma Combined Financial Statements

11

Investment Type(2)(3)	Lord Abbett Multi-Asset Balanced Opportunity Fund (Acquiring Fund)
	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Investments in Underlying Funds	$1,534,876	$–	$–	$1,534,876
Short-Term Investment
Repurchase Agreement		1,356		1,356

Total	$1,534,876	$1,356	$–	$1,536,232

Other Financial Instruments

Forward Foreign Currency Exchange Contracts
Assets	$–	$458	$–	$458
Liabilities	–	(78)	–	(78)
Futures Contracts
Asset	4,526	–	–	4,526
Liabilities	(592)	–	–	(592)

Total	$3,934	$380	$–	$4,314

Investment Type(2)(3)	Lord Abbett Pro Forma Combined
	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Investments in Underlying Funds	$2,775,931	$–	$–	$2,775,931
Short-Term Investment
Repurchase Agreement	–	2,549	–	2,549

Total	$2,775,931	$2,549	$–	$2,778,480

Other Financial Instruments

Forward Foreign Currency Exchange Contracts
Assets	$–	$822	$–	$822
Liabilities	–	(140)	–	(140)
Futures Contracts
Asset	8,007	–	–	8,007
Liabilities	(1,228)	–	–	(1,228)

Total	$6,779	$682	$–	$7,461

(1)	Refer to Note 3(j) for a description of fair value measurements and the three-tier hierarchy of inputs.

(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

(3)	There were no Level 1/Level 2 transfers during the period ended November 30, 2018.

See Notes to Pro Forma Combined Financial Statements

12

Pro Forma Combined Statements of Assets and Liabilities (unaudited)
November 30, 2018

	Multi-Asset Global Opportunity Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Fund (Acquiring Fund)	Total Pro Forma Adjustments	Multi-Asset Balanced Pro Forma Combined
ASSETS:
Investments in securities, at cost	$251,920	$940,495	$1,355,775		$2,548,190
Investments in Underlying Funds, at cost	$196,345,419	$1,106,234,670	$1,595,463,699		$2,898,043,788

Investments in securities, at value	251,920	940,495	1,355,775		2,548,190
Cash	8,700	–	–		8,700
Investments in Underlying Funds, at value	181,884,095	1,059,171,111	1,534,876,498		2,775,931,704
Deposit with Broker for futures collateral	195,312	2,065,832	3,293,965		5,555,109
Receivables:
Capital shares sold	35,062	580,725	10,764,327		11,380,114
Interest and dividends	248,521	1,163,628	2,259,321		3,671,470
Variation margin for futures contracts	231,803	133,154	37,261		402,218
From advisor	5,577	–	–		5,577
Investments in Underlying Funds sold	23,257	357,507	226,089		606,853
Unrealized appreciation on forward foreign currency exchange contracts	53,632	310,267	458,007		821,906
Prepaid expenses and other assets	31,001	118,923	99,040		248,964

Total assets	$182,968,880	1,064,841,642	1,553,370,283		$2,801,180,805

LIABILITIES:
Payables:
Capital shares reacquired	$141,443	1,235,849	3,068,252		$4,445,544
Investments in Underlying Funds purchased	233,262	1,091,420	2,121,252		3,445,934
12b-1 distribution plan	42,015	212,263	408,150		662,428
Trustees’ fees	49,645	155,322	273,400		478,367
Management fee	14,991	87,263	127,037		229,291
Fund administration	5,996	34,905	50,815		91,716
Information Statement and Registration	–	–	–	211,310 (a)	211,310
Unrealized depreciation on forward foreign currency exchange contracts	9,123	52,780	77,913		139,816
Distributions payable	–	–	8,785,502		8,785,502
Accrued expenses	102,916	277,013	356,897		736,826

Total liabilities	599,391	3,146,815	15,269,218	211,310	19,226,734

NET ASSETS	$182,369,489	$1,061,694,827	$1,538,101,065	$(211,310)	$2,781,954,071

COMPOSITION OF NET ASSETS:
Paid-in capital	$208,035,081	$1,054,652,609	$1,553,482,115	$(211,310)	$2,815,958,495
Total distributable earnings (loss)	(25,665,592)	7,042,218	(15,381,050)		(34,004,424)

Net Assets	$182,369,489	$1,061,694,827	$1,538,101,065		$2,781,954,071

See Notes to Pro Forma Combined Financial Statements

13

	Multi-Asset Global Opportunity Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Fund (Acquiring Fund)	Total Pro Forma Adjustments		Multi-Asset Balanced Pro Forma Combined
Net assets by class:
Class A Shares	$119,000,254	$779,488,171	$1,214,155,420	$(160,459)		$2,112,483,386
Class C Shares	$24,351,033	$159,526,253	$223,823,437	$(30,966)		$407,669,757
Class F Shares	$4,331,691	$39,381,139	$46,998,428	$(6,890)		$90,704,368
Class F3 Shares	$18,915	$33,167	$10,479	$(5)		$62,556
Class I Shares	$3,613,276	$35,050,747	$14,439,941	$(4,033)		$53,099,931
Class P Shares	–	–	$512,000	$(39)		$511,961
Class R2 Shares	$412,932	$35,503	$360,103	$(61)		$808,477
Class R3 Shares	$2,657,411	$29,930,858	$27,257,867	$(4,545)		$59,841,591
Class R4 Shares	$470,578	$4,473,365	$4,971,451	$(753)		$9,914,641
Class R5 Shares	$38,017	$23,272	$120,526	$(14)		$181,801
Class R6 Shares	$27,475,382	$13,752,352	$5,451,413	$(3,545)		$46,675,602
Outstanding shares by class:
Class A Shares	11,018,632	46,491,628	107,602,821	22,117,016	(b)	187,230,097
Class C Shares	2,518,665	9,614,811	19,953,442	4,258,841	(b)	36,345,759
Class F Shares	400,846	2,348,650	4,165,827	1,125,104	(b)	8,040,427
Class F3 Shares	1,736	1,963	928	913	(b)	5,540
Class I Shares	331,989	2,078,448	1,279,845	1,016,444	(b)	4,706,726
Class P Shares	–	–	45,578	0	(b)	45,578
Class R2 Shares	37,437	2,070	31,247	(595	)(b)	70,159
Class R3 Shares	244,463	1,790,933	2,419,876	857,698	(b)	5,312,970
Class R4 Shares	43,619	267,187	440,528	127,284	(b)	878,618
Class R5 Shares	3,491	1,379.50	10,670	555	(b)	16,096
Class R6 Shares	2,520,383	813,934	482,885	317,627	(b)	4,134,829
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$10.80	$16.77	$11.28			$11.28
Class A Shares-Maximum offering price
(Net asset value plus sales charge of 2.25%)	$11.05	$17.16	$11.54			$11.54
Class C Shares-Net asset value	$9.67	$16.59	$11.22			$11.22
Class F Shares-Net asset value	$10.81	$16.77	$11.28			$11.28
Class F3 Shares-Net asset value	$10.90	$16.90	$11.29			$11.29
Class I Shares-Net asset value	$10.88	$16.86	$11.28			$11.28
Class P Shares-Net asset value	–	–	$11.23			$11.23
Class R2 Shares-Net asset value	$11.03	$17.15	$11.52			$11.52
Class R3 Shares-Net asset value	$10.87	$16.71	$11.26			$11.26
Class R4 Shares-Net asset value	$10.79	$16.74	$11.29			$11.28
Class R5 Shares-Net asset value	$10.89	$16.87	$11.30			$11.29
Class R6 Shares-Net asset value	$10.90	$16.90	$11.29			$11.29

(a)	Adjustment reflects estimated registration and filing costs.

(b)	Adjustment reflects additional shares issued in connection with the proposed reorganization.

See Notes to Pro Forma Combined Financial Statements

14

Pro Forma Statements of Operations (unaudited)
For the twelve months ended November 30, 2018

	Multi-Asset Global Opportunity Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Total Pro Forma Adjustments		Multi-Asset Balanced Opportunity Pro Forma Combined
Investment income:
Dividends received from Underlying Funds	$5,809,442	$24,580,482	$45,201,772			$75,591,696
Interest and other	3,645	6,553	19,744			29,942

Total investment income	5,813,087	24,587,035	45,221,516			75,621,638

Expenses:
Management fees	553,810	1,032,888	1,724,271	(334,116	)(a)	2,976,853
12b-1 distribution plan-Class A	329,911	1,876,778	3,308,968			5,515,657
12b-1 distribution plan-Class B	1,567	4,692	6,666			12,925
12b-1 distribution plan-Class C	298,155	1,708,032	2,746,792			4,752,979
12b-1 distribution plan-Class F	5,480	39,742	55,510			100,732
12b-1 distribution plan-Class P	–	–	2,924			2,924
12b-1 distribution plan-Class R2	2,856	197	2,307			5,360
12b-1 distribution plan-Class R3	15,646	135,138	160,114			310,898
12b-1 distribution plan-Class R4	1,104	8,524	11,721			21,349
12b-1 distribution plan-Class T	–	–	17			17
Shareholder servicing	223,499	1,049,611	1,546,346			2,819,456
Fund administration	88,610	413,155	689,708			1,191,473
Registration	129,526	229,247	222,801	(358,773	)(b)	222,801
Reports to shareholders	73,049	72,889	138,043	(145,938	)(b)	138,043
Trustees’ fees	7,467	34,567	57,312			99,346
Professional	43,068	34,179	47,046	(77,247	)(b)	47,046
Custody	10,479	34,541	33,178	(45,020	)(b)	33,178
Other	12,506	18,624	37,108			68,238

Gross expenses	1,796,733	6,692,804	10,790,832	(961,094)		18,319,275
Expense reductions	(1,698)	(23,831)	(35,203)			(60,732)
Fees waived and expenses reimbursed	(332,285)	–	–	332,285	(c)	–

Net expenses	1,462,750	6,668,973	10,755,629	(628,809)		18,258,543

Net investment income	4,350,337	17,918,062	34,465,887	628,809		57,363,095

Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	4,890,200	39,583,635	50,465,514			94,939,349
Net realized gain on investments in Underlying Funds	3,976,460	33,021,292	34,189,217			71,186,969
Net realized loss on futures contracts	(2,013,577)	(8,306,372)	(14,466,739)			(24,786,688)
Net realized loss on foreign currency exchange contracts	(2,087,090)	(5,302,702)	(7,018,038)			(14,407,830)
Net realized loss on swap contracts	(358,388)	(1,533,561)	(2,769,836)			(4,661,785)
Net realized loss on foreign currency related transactions	(22,717)	(185,918)	(229,167)			(437,802)
Net change in unrealized appreciation/depreciation in Underlying Funds	(19,651,884)	(110,205,745)	(133,723,764)			(263,581,393)
Net change in unrealized appreciation/depreciation on futures contracts	(67,301)	1,307,155	2,105,088			3,344,942

See Notes to Pro Forma Combined Financial Statements

15

	Multi-Asset Global Opportunity Fund (Target Fund)	Multi-Asset Growth Fund (Target Fund)	Multi-Asset Balanced Opportunity Fund (Acquiring Fund)	Total Pro Forma Adjustments	Multi-Asset Balanced Opportunity Pro Forma Combined
Net change in unrealized appreciation/depreciation on foreign currency exchange contracts	$484,869	$952,112	$1,283,922		$2,720,903
Net change in unrealized appreciation/depreciation on swap contracts	147,146	631,172	1,139,985		1,918,303
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(5)	(24)	(42)		(71)

Net realized and unrealized loss:	$(14,702,287)	$(50,038,956)	$(69,023,860)		$(133,765,103)

Net Decrease in Net Assets Resulting From Operations	$(10,351,950)	$(32,120,894)	$(34,557,973)		$(77,030,817)

(a)	Decrease due to lower management fee on the Acquiring Fund.

(b)	Decrease due to elimination of duplicative expenses achieved by merging the Funds.

(c)	Due to no fee waiver agreement in the Acquiring Fund.

See Notes to Pro Forma Combined Financial Statements

16

1. ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993.

The investment objective of Lord Abbett Multi-Asset Global Opportunity Fund (“Multi-Asset Global Opportunity Fund”) is total return.

The investment objective of Lord Abbett Multi-Asset Growth Fund (“Multi-Asset Growth Fund” and together with Multi-Asset Global Opportunity Fund, each a “Target Fund”) is to seek long-term capital appreciation and growth of income.

These Pro Forma Combined Financial Statements cover Lord Abbett Multi-Asset Balanced Opportunity Fund (“Acquiring Fund” and together with the Target Funds, each a “Fund” and together, the “Funds”). The investment objective of the Acquiring Fund is to seek current income and capital growth.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted. The Acquiring Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in each Fund’s prospectus. On April 25, 2018, the Acquiring Fund’s remaining Class B Shares converted to Class A Shares.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2. BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of each Target Fund by Acquiring Fund. The Pro

17

Forma Combined Schedule of Investments and Pro Forma Combined Statement of Assets and Liabilities are presented as if each such reorganization had taken place as of November 30, 2018 (end of period). The Pro Forma Combined Statement of Operations is presented as if such reorganization had taken place on December 1, 2017 (beginning of period).

Under the terms of each Plan of Reorganization (the “Plan”), the combination of the applicable Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of the applicable Target Fund in exchange for shares of Acquiring Fund at NAV. The Statements of Assets and Liabilities and the related Statements of Operations of each Target Fund and Acquiring Fund have been combined as of and for the twelve months ended November 30, 2018. Following each acquisition, Acquiring Fund will be the accounting survivor. In accordance with “U.S. GAAP”, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund included in its annual report for the fiscal year ended November 30, 2018 and semi-annual report for the period ending May 31, 2019.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of each Target Fund by Acquiring Fund had taken place as of November 30, 2018.

3. SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation – Under procedures approved by the Board of Directors of Multi-Asset Global Opportunity Fund and the Board of Trustees of Multi-Asset Growth Fund and Acquiring Fund (together, the “Board”), Lord, Abbett, the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds and underlying funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Investments in the underlying funds are valued at their NAV each business day at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. Exchange traded futures contracts are valued at the last sales price in the market in which they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

18

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions – Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)

Investment Income – Dividend income and capital gain distributions are recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)

Income Taxes – It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Acquiring Fund’s filed U.S. federal tax returns remain open for the fiscal years ended November 30, 2015 through November 30, 2018. The statute of limitations on Lord Abbett Multi-Asset Growth Fund filed U.S. federal tax returns remain open for the fiscal years ended November 30, 2015 through November 30, 2018. The statute of limitations on Lord Abbett Multi-Asset Global Opportunity Fund filed U.S. federal tax returns remain open for the fiscal years ended December 31, 2015 through December 31, 2018 The statutes of limitations on the Target and Acquiring Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

19

Dividends from net investment income, if any, are declared and paid at least annually for the Target Fund and Acquiring Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the exdividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

(e)

Forward Foreign Currency Exchange Contracts – Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on foreign currency exchange contracts in each Fund’s Statement of Operations.

(f)

Futures Contracts – Each Fund may purchase and sell futures contracts to manage cash, to adjust exposure to the direction of interest rates or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain is recorded equal to the difference between the opening and closing value of the contract.

(g)	Credit Default Swaps – Each Fund may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”),

20

a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy

21

protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based.

(h)

Total Return Swaps – Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(i)

Repurchase Agreements – Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)

Fair Value Measurements – Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the

22

assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the period then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(k)

Disclosures About Derivative Instruments and Hedging Activities – Each Fund entered into forward foreign currency exchange contracts for the period ended November 30, 2018 (as described in note 2(e)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on foreign currency exchange contracts and deposits with brokers as collateral.

Each Fund entered into E-Mini S&P 500 Index futures contracts for the period ended November 30, 2018 (as described in note 2(f)) for investment purposes. Each Fund bears the risk that the underlying index will move unexpectedly, in

23

which case the Fund may realize a loss. There is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Multi-Asset Global Opportunity Fund and Multi-Asset Balanced Opportunity Fund entered into U.S. Treasury futures contracts for the period ended November 30, 2018 (as described in note 2(f)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Each Fund entered into total return swaps on indexes for the period ended November 30, 2018 (as described in note 2(h)) to hedge credit risk. The Funds may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Funds may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

As of November 30, 2018, the Funds had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

Multi-Asset Balanced Opportunity Fund (Acquiring Fund)

Asset Derivative	Interest Rate Contracts	Foreign Currency Contracts	Equity Contracts

Forward Foreign Currency Exchange Contracts(1)	–	$458,007	–
Futures Contracts(2)	–	–	$4,526,121
Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	$(77,913)	–
Futures Contracts(2)	$(154,018)	–	$(437,745)

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Multi-Asset Global Opportunity Fund (Target Fund)

Asset Derivative	Interest Rate Contracts	Foreign Currency Contracts	Equity Contracts

Forward Foreign Currency Exchange Contracts(1)	–	$53,632	–
Futures Contracts(2)	–	–	$400,589
Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	$(9,123)	–
Futures Contracts(2)	$(28,508)	–	$(135,281)

Multi-Asset Growth Fund (Target Fund)

Asset Derivative	Foreign Currency Contracts	Equity Contracts

Forward Foreign Currency Exchange Contracts(1)	$310,267	–
Futures Contracts(2)	–	$3,079,876
Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	$(52,780)	–
Futures Contracts(2)	–	$(472,176)

Multi-Asset Balanced Opportunity Fund Pro Forma Combined

Asset Derivative	Interest Rate Contracts	Foreign Currency Contracts	Equity Contracts

Forward Foreign Currency Exchange Contracts(1)	–	$821,906	–
Futures Contracts(2)	–	–	$8,006,586
Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	$(139,816)	–
Futures Contracts(2)	$(182,526)	–	$(1,045,202)

(1)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)

Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current fair value is reported within the Statements of Assets and Liabilities.

(3)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

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Transactions on derivative instruments for the twelve months ended November 30, 2018, were as follows:

Multi-Asset Balanced Opportunity Fund (Acquiring Fund)

	Interest Rate Contracts	Forward Currency Contracts	Equity Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	–	$(7,018,038)	–
Futures Contracts(2)	$(1,009,003)	–	$(13,457,736)
Total Return Swap Contracts(3)	–	–	$(2,769,836)
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(4)	–	$1,283,922	–
Futures Contracts(5)	$(154,018)	–	$2,259,106
Total Return Swap Contracts(6)	–	–	$1,139,985
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(7)	–	$70,016,389	–
Futures Contracts(8)	339	–	1,432
Total Return Swap Contracts(9)	–	–	€11,972,419

Multi-Asset Global Opportunity Fund (Target Fund)

	Interest Rate Contracts	Forward Currency Contracts	Equity Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	–	$(2,087,090)	–
Futures Contracts(2)	$(112,942)	–	$(1,900,635)
Total Return Swap Contracts(3)	$(2,740)	–	$(355,648)
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(4)	–	$484,869	–
Futures Contracts(5)	$(35,128)	–	$(32,173)
Total Return Swap Contracts(6)	–	–	$147,146
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(7)	–	$20,956,498	–
Futures Contracts(8)	58	–	193
Total Return Swap Contracts(9)	€1,545,361	–	€11,403

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Multi-Asset Growth Fund (Target Fund)

	Interest Rate Contracts	Forward Currency Contracts	Equity Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	–	$(5,302,702)	–
Futures Contracts(2)	$(759,778)	–	$(7,546,594)
Total Return Swap Contracts(3)	–	–	$(1,533,561)
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(4)	–	$952,112	–
Futures Contracts(5)	–	–	$1,307,155
Total Return Swap Contracts(6)	–	–	$631,172
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(7)	–	$52,533,828	–
Futures Contracts(8)	75	–	861
Total Return Swap Contracts(9)	–	–	€6,628,733

Multi-Asset Balanced Opportunity Fund Pro Forma Combined

	Interest Rate Contracts	Forward Currency Contracts	Equity Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	–	$(14,407,830)	–
Futures Contracts(2)	$(1,881,723)	–	$(22,904,965)
Total Return Swap Contracts(3)	$(36,303)	–	$(4,625,482)
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(4)	–	$2,720,903	–
Futures Contracts(5)	$(189,146)	–	$3,534,088
Total Return Swap Contracts(6)	–	–	$1,918,303
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(7)	–	$143,506,715	–
Futures Contracts(8)	472	–	2,486
Total Return Swap Contracts(9)	€1,682,612	–	€18,612,555

*	Calculated based on the number of contracts or notional amounts for the twelve months ended November 30, 2018.

(1)	Statements of Operations location: Net realized gain (loss) on foreign currency exchange contracts.

27

(2)	Statements of Operations location: Net realized gain on futures contracts.

(3)	Statements of Operations location: Net realized loss on swap contracts.

(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on foreign currency exchange contracts.

(5)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.

(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.

(7)	Amount represents notional amounts in U.S. dollars.

(8)	Amount represents number of contracts.

(9)	Represents notional amounts.

4. SUMMARY OF CAPITAL TRANSACTIONS

The pro forma NAV assumes the issuance of shares of Acquiring Fund as if such shares had been issued at November 30, 2018, in connection with each of the proposed reorganizations. The number of shares assumed to be issued in a reorganization is equal to the total NAV of shares of the applicable Target Fund as of November 30, 2018, divided by the NAV of the shares of Acquiring Fund as of November 30, 2018. The pro forma number of shares outstanding for the combined fund consists of the following as of November 30, 2018:

Class A Shares

	Lord Abbett Multi-Asset Global Opportunity Fund (Target Fund)	Lord Abbett Multi-Asset Growth Fund (Target Fund)	Lord Abbett Multi-Asset Balanced Opportunity Fund Pro Forma Combined
Pre-Combined Shares	11,018,632	46,491,628	107,602,821
Reorganization Shares	(11,018,632)	(46,491,628)	57,510,260
Pro Forma Adjustment for NAV	–	–	22,117,016

Total Shares Outstanding Post-Combined	–	–	187,230,097

Pre-Combined Amount	$119,000,254	$779,488,171	$1,214,155,420
Reorganization Amount	(119,000,254)	(779,488,171)	898,488,425
Pro Forma Adjustment	–	–	(160,459)

Post-Combined Amount	$–	$–	$2,112,483,386

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Class C Shares

	Lord Abbett Multi-Asset Global Opportunity Fund (Target Fund)	Lord Abbett Multi-Asset Growth Fund (Target Fund)	Lord Abbett Multi-Asset Balanced Opportunity Fund Pro Forma Combined
Pre-Combined Shares	2,518,665	9,614,811	19,953,442
Reorganization Shares	(2,518,665)	(9,614,811)	12,133,476
Pro Forma Adjustment for NAV	–	–	4,258,841

Total Shares Outstanding Post-Combined	–	–	36,345,759

Pre-Combined Amount	$24,351,033	$159,526,253	$223,823,437
Reorganization Amount	(24,351,033)	(159,526,253)	183,877,286
Pro Forma Adjustment		–	(30,966)

Post-Combined Amount	$–	$–	$407,669,757

Class F Shares

	Lord Abbett Multi-Asset Global Opportunity Fund (Target Fund)	Lord Abbett Multi-Asset Growth Fund (Target Fund)	Lord Abbett Multi-Asset Balanced Opportunity Fund Pro Forma Combined
Pre-Combined Shares	400,846	2,348,650	4,165,827
Reorganization Shares	(400,846)	(2,348,650)	2,749,496
Pro Forma Adjustment for NAV	–	–	1,125,104

Total Shares Outstanding Post-Combined	–	–	8,040,427

Pre-Combined Amount	$4,331,691	$39,381,139	$46,998,428
Reorganization Amount	(4,331,691)	(39,381,139)	43,712,830
Pro Forma Adjustment	–	–	(6,890)

Post-Combined Amount	$–	$–	$90,704,368

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Class F3 Shares

	Lord Abbett Multi-Asset Global Opportunity Fund (Target Fund)	Lord Abbett Multi-Asset Growth Fund (Target Fund)	Lord Abbett Multi-Asset Balanced Opportunity Fund Pro Forma Combined
Pre-Combined Shares	1,736	1,963	928
Reorganization Shares	(1,736)	(1,963)	3,699
Pro Forma Adjustment for NAV	–	–	913

Total Shares Outstanding Post-Combined	–	–	5,540

Pre-Combined Amount	$18,915	$33,167	$10,479
Reorganization Amount	(18,915)	(33,167)	52,082
Pro Forma Adjustment	–	–	(5)

Post-Combined Amount	$–	$–	$62,556

Class I Shares

	Lord Abbett Multi-Asset Global Opportunity Fund (Target Fund)	Lord Abbett Multi-Asset Growth Fund (Target Fund)	Lord Abbett Multi-Asset Balanced Opportunity Fund Pro Forma Combined
Pre-Combined Shares	331,989	2,078,448	1,279,845
Reorganization Shares	(331,989)	(2,078,448)	2,410,437
Pro Forma Adjustment for NAV	–	–	1,016,444

Total Shares Outstanding Post-Combined	–	–	4,706,726

Pre-Combined Amount	$3,613,276	$35,050,747	$14,439,941
Reorganization Amount	(3,613,276)	(35,050,747)	38,664,023
Pro Forma Adjustment	–	–	(4,033)

Post-Combined Amount	$–	$–	$53,099,931

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Class P Shares

	Lord Abbett Multi-Asset Global Opportunity Fund (Target Fund)	Lord Abbett Multi-Asset Growth Fund (Target Fund)	Lord Abbett Multi-Asset Balanced Opportunity Fund Pro Forma Combined
Pre-Combined Shares	–	–	45,578
Reorganization Shares	–	–	–
Pro Forma Adjustment for NAV	–	–	–

Total Shares Outstanding Post-Combined	–	–	45,578

Pre-Combined Amount	$–	$–	$512,000
Reorganization Amount	–	–	–
Pro Forma Adjustment	–	–	(39)

Post-Combined Amount	$–	$–	$511,961

Class R2 Shares

	Lord Abbett Multi-Asset Global Opportunity Fund (Target Fund)	Lord Abbett Multi-Asset Growth Fund (Target Fund)	Lord Abbett Multi-Asset Balanced Opportunity Fund Pro Forma Combined
Pre-Combined Shares	37,437	2,070	31,247
Reorganization Shares	(37,437)	(2,070)	39,507
Pro Forma Adjustment for NAV	–	–	(595)

Total Shares Outstanding Post-Combined	–	–	70,159

Pre-Combined Amount	$412,932	$35,503	$360,103
Reorganization Amount	(412,932)	(35,503)	448,435
Pro Forma Adjustment	–	–	(61)

Post-Combined Amount	$–	$–	$808,477

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Class R3 Shares

	Lord Abbett Multi-Asset Global Opportunity Fund (Target Fund)	Lord Abbett Multi-Asset Growth Fund (Target Fund)	Lord Abbett Multi-Asset Balanced Opportunity Fund Pro Forma Combined
Pre-Combined Shares	244,463	1,790,933	2,419,876
Reorganization Shares	(244,463)	(1,790,933)	2,035,396
Pro Forma Adjustment for NAV	–	–	857,698

Total Shares Outstanding Post-Combined	–	–	5,312,970

Pre-Combined Amount	$2,657,411	$29,930,858	$27,257,867
Reorganization Amount	(2,657,411)	(29,930,858)	32,588,269
Pro Forma Adjustment	–	–	(4,545)

Post-Combined Amount	$–	$–	$59,841,591

Class R4 Shares

	Lord Abbett Multi-Asset Global Opportunity Fund (Target Fund)	Lord Abbett Multi-Asset Growth Fund (Target Fund)	Lord Abbett Multi-Asset Balanced Opportunity Fund Pro Forma Combined
Pre-Combined Shares	43,619	267,187	440,528
Reorganization Shares	(43,619)	(267,187)	310,806
Pro Forma Adjustment for NAV	–	–	127,284

Total Shares Outstanding Post-Combined	–	–	878,618

Pre-Combined Amount	$470,578	$4,473,365	$4,971,451
Reorganization Amount	(470,578)	(4,473,365)	4,943,943
Pro Forma Adjustment	–	–	(753)

Post-Combined Amount	$–	$–	$9,914,641

32

Class R5 Shares

	Lord Abbett Multi-Asset Global Opportunity Fund (Target Fund)	Lord Abbett Multi-Asset Growth Fund (Target Fund)	Lord Abbett Multi-Asset Balanced Opportunity Fund Pro Forma Combined
Pre-Combined Shares	3,491	1,379	10,670
Reorganization Shares	(3,491)	(1,379)	4,870
Pro Forma Adjustment for NAV	–	–	555

Total Shares Outstanding Post-Combined	–	–	16,096

Pre-Combined Amount	$38,017	$23,272	$120,526
Reorganization Amount	(38,017)	(23,272)	61,289
Pro Forma Adjustment	–	–	(14)

Post-Combined Amount	$–	$–	$181,801

Class R6 Shares

	Lord Abbett Multi-Asset Global Opportunity Fund (Target Fund)	Lord Abbett Multi-Asset Growth Fund (Target Fund)	Lord Abbett Multi-Asset Balanced Opportunity Fund Pro Forma Combined
Pre-Combined Shares	2,520,383	813,934	482,885
Reorganization Shares	(2,520,383)	(813,934)	3,334,317
Pro Forma Adjustment for NAV	–	–	317,627

Total Shares Outstanding Post-Combined	–	–	4,134,829

Pre-Combined Amount	$27,475,382	$13,752,352	$5,451,413
Reorganization Amount	(27,475,382)	(13,752,352)	41,227,734
Pro Forma Adjustment	–	–	(3,545)

Post-Combined Amount	$–	$–	$46,675,602

5. PRO FORMA OPERATING EXPENSES

The Pro Forma Combined Statement of Operations for the twelve month period ended November 30, 2018, as adjusted, giving effect to each Plan reflects changes in expenses of each Target Fund as if the applicable reorganization was consummated on December 1, 2017. Although it is anticipated that there will be an elimination of certain duplicative expenses because of each Plan, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

33

PART C

OTHER INFORMATION

Item 15. Indemnification

The Registrant is a Delaware statutory trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant’s Declaration and Agreement of Trust at Section 4.3 relating to indemnification of trustees, officers, etc. states the following:

The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a trustees’ and officers’ errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 16. Exhibits

(1)	Articles of Incorporation.

(i)	Declaration and Agreement of Trust, as amended. Amendments to Declaration and Agreement of Trust incorporated by reference to Post-Effective Amendment Nos. 14, 28, 32, 35, 36, and 37 to the Registrant’s Registration Statement on Form N-1A filed on April 14, 1998, August 1, 2000, March 29, 2002, June 26, 2003, March 31, 2004, and August 19, 2004, respectively.

(ii)	Amendment to Declaration and Agreement of Trust dated November 16, 1994. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(iii)	Amendment to Declaration and Agreement of Trust dated December 14, 1995. Incorporated by to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(iv)	Amendment to Declaration and Agreement of Trust dated June 19, 1996. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(v)	Amendment to Declaration and Agreement of Trust dated October 21, 1998. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(vi)	Amendment to Declaration and Agreement of Trust dated January 20, 1999. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(vii)	Amendment to Declaration and Agreement of Trust dated May 19, 1999. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(viii)	Amendment to Declaration and Agreement of Trust dated April 12, 2001. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on March 31, 2005.

(ix)	Amendment to Declaration and Agreement of Trust dated April 20, 2004. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form

N-1A filed on December 20, 2006.

(x)	Amendment to Declaration and Agreement of Trust dated June 23, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

(xi)	Amendment to Declaration and Agreement of Trust effective July 1, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

(xii)	Amendment to Declaration and Agreement of Trust effective June 22, 2006. Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2006.

(xiii)	Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xiv)	Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xv)	Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xvi)	Amendment to Declaration and Agreement of Trust dated September 11, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xvii)	Amendment to Declaration and Agreement of Trust dated September 11, 2007. Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2007.

(xviii)	Amendment to Declaration and Agreement of Trust Effective December 14, 2007. Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

(xix)	Amendment to the Declaration and Agreement of Trust dated December 15, 2010. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on February 4, 2011.

(xx)	Amendment to Declaration and Agreement of Trust dated January 27, 2011. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on February 4, 2011.

(xxi)	Amendment to Declaration and Agreement of Trust dated October 24, 2013. Incorporated by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2014.

(xxii)	Amendment to Declaration and Agreement of Trust dated November 6, 2014. Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2015.

(xxiii)	Amendment to Declaration and Agreement of Trust dated September 17, 2015. Incorporated by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on September 17, 2015.

(xxiv)	Amendment to Declaration and Agreement of Trust dated July 28, 2016. Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2016.

(xxv)	Amendment to Declaration and Agreement of Trust dated November 3, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(xxvi)	Amendment to Declaration and Agreement of Trust dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(xxvii)	Amendment to Declaration and Agreement of Trust dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(xxviii)	Amendment to Declaration and Agreement of Trust dated February 16, 2017. Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on February 23, 2017.

(xxix)	Amendment to Declaration and Agreement of Trust dated October 26, 2017. Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 filed on March 27, 2018.

(xxx)	Amendment to Declaration and Agreement of Trust dated September 20, 2018. Incorporated by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2019.

(2)	By-Laws. Amended and Restated By-Laws dated September 20, 2017. Incorporated by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on January 12, 2018.

(3)	Voting Trust Agreement. Not applicable.

(4)	Form of Reorganization Agreement. Filed as Exhibit A to Combined Prospectus/Proxy Statement.

(5)	Instruments Defining Rights of Security Holders. Not applicable.

(6)	Investment Advisory Contracts.
(i)	Management Agreement dated October 20, 1993. Incorporated by reference to Post-Effective Amendment No. 32 to Form N-1A, filed on March 29, 2002.

(ii)	Addendum to Management Agreement dated October 20, 1993. Incorporated by reference to Post-Effective Amendment No. 32 to Form N-1A, filed on March 29, 2002.

(iii)	Addendum to Management Agreement dated November 16, 1994. Incorporated by reference to Post-Effective Amendment No. 32 to Form N-1A, filed on March 29, 2002.

(iv)	Addendum to Management Agreement dated July 8, 1996. Incorporated by reference to Post-Effective Amendment No. 32 to Form N-1A, filed on March 29, 2002.

(v)	Addendum to Management Agreement dated December 12, 1997. Incorporated by reference to Post-Effective Amendment No. 32 to Form N-1A, filed on March 29, 2002.

(vi)	Addendum to Management Agreement dated March 16, 1998. Incorporated by reference to Post-Effective Amendment No. 32 to Form N-1A, filed on March 29, 2002.

(vii)	Addendum to Management Agreement dated October 21, 1998. Incorporated by reference to Post-Effective Amendment No. 32 to Form N-1A, filed on March 29, 2002.

(viii)	Addendum to Management Agreement dated June 30, 2003. Incorporated by reference to Post Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A filed on March 31, 2004.

(ix)	Addendum to Management Agreement dated March 11, 2004 (Balanced Series). Incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A filed on August 19, 2004.

(x)	Addendum to Management Agreement dated December 1, 2004. Incorporated by reference to Post- Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

(xi)	Addendum to Management Agreement dated June 29, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

(xii)	Addendum to Management Agreement dated December 1, 2005. Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

(xiii)	Addendum to Management Agreement dated June 29, 2006 (Diversified Equity Strategy Fund). Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2006.

(xiv)	Addendum to Management Agreement dated December 14, 2007 (Floating Rate Fund). Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

(xv)	Addendum to Management Agreement dated December 14, 2007 (Short Duration Income Fund). Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

(xvi)	Addendum to Management Agreement dated April 20, 2011 (Inflation Focused Fund). Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed on April 19, 2011.

(xvii)	Addendum to Management Agreement dated April 1, 2013 (Convertible Fund). Incorporated by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2013.

(xviii)	Addendum to Management Agreement dated April 1, 2015 (Income Fund). Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2015.

(xix)	Addendum to Management Agreement dated December 1, 2015 (Lord Abbett Core Plus Bond Fund). Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on November 25, 2015.

(xx)	Addendum to Management Agreement dated April 1, 2016 (Lord Abbett Income Fund). Incorporated by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2016.

(xxi)	Addendum to Management Agreement dated October 11, 2016 (Lord Abbett Ultra Short Bond

Fund). Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

(xxii)	Addendum to Management Agreement dated March 31, 2017 (Lord Abbett Corporate Bond Fund). Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(xxiii)	Addendum to Management Agreement dated March 31, 2017 (Lord Abbett Short Duration Core Bond Fund). Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(xxiv)	Addendum to Management Agreement dated April 1, 2018 (Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Total Return Fund). Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 filed on March 27, 2018.

(xxv)	Expense Limitation Agreement effective April 1, 2019 (Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Short Duration Core Bond Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund). Incorporated by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2019.

(7)	Underwriting Contracts. Distribution Agreement. Incorporated by reference to Exhibit 99.23I to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on March 29, 2002.

(8)	Bonus or Profit Sharing Contracts. None.

(9)	Custodian Agreements.

(i)	Custodian Agreement dated as of November 1, 2001 (including updated Exhibit A dated as October 11, 2016). Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

(ii)	Amended Exhibit A dated March 31, 2017 to Custodian Agreement dated November 1, 2001. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(iii)	Amendment to Custodian Agreement dated June 21, 2017. Incorporated by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on January 12, 2018.

(iv)	Letter Amendment dated January 25, 2019 to Custodian Agreement dated November 2001 (including updated Exhibit A dated January 25, 2019). Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 94 to its Registrant’s Registration Statement on Form N-1A filed on January 29, 2019[2].

1 Lord Abbett Securities Trust Accession No. 0000930413-18-002421.

2 Lord Abbett Securities Trust Accession No. 0000930413-19-000186.

3 Lord Abbett Securities Trust Accession No. 0000930413-18-002421.

(10)	Rule 12b-1 Plan and 18f-3 Plan.

(i)	Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated August 1, 2018 with updated Schedule A and Schedule B dated as of August 1, 2018. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 90 to its Registrant’s Registration Statement on Form N-1A filed on July 31, 2018[3].

(ii)	Schedule A dated January 25, 2019 to the Amended and Restated Joint Rule 12b-1 Plan Distribution and Agreement for Lord Abbett Family of Funds dated August 1, 2018. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 94 to its Registrant’s Registration Statement on Form N-1A filed on January 29, 2019[2].

(iii)	Amended and Restated Rule 18f-3 Plan as of August 1, 2018 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 with updated Schedule A dated as of August 1, 2018. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 90 to its Registrant’s Registration Statement on Form N-1A filed on July 31, 2018[3].

(iv)	Schedule A dated January 25, 2019 to the Amended and Restated Joint Rule 18f-3 Plan as of August 1, 2018. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 94 to its Registrant’s Registration Statement on Form N-1A filed on January 29, 2019[2].

(11)	Share Opinion. Opinion of Richards, Layton & Finger, P.A. Filed herein.

(12)	Form of Tax Opinion. Form of Opinion of Ropes & Gray LLP. To be filed by amendment.

(13)	Other Material Contracts.
(i)	Agency Agreement dated January 1, 2017, including Schedule A dated as of January 1, 2017. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(ii)	Amended Schedule A dated March 31, 2017 to Agency Agreement dated January 1, 2017. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(iii)	Letter Amendment dated as of November 28, 2017 to the Agency Agreement dated January 1, 2017. Incorporated by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on January 12, 2018.

(iv)	Letter Amendment dated March 13, 2018 to Agency Agreement dated January 1, 2017. Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 filed on March 27, 2018.

(v)	Amended and Restated Administrative Services Agreement as of May 1, 2016. Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2016.

(vi)	Amendment #1 to the Amended and Restated Administrative Services Agreement dated October 11, 2016. Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

1 Lord Abbett Securities Trust Accession No. 0000930413-18-002421.

2 Lord Abbett Securities Trust Accession No. 0000930413-19-000186.

3 Lord Abbett Securities Trust Accession No. 0000930413-18-002421.

(vii)	Amendment #2 to the Amended and Restated Administrative Services Agreement dated November 30, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(viii)	Amendment #3 to the Amended and Restated Administrative Services Agreement dated March 31, 2017. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(ix)	Amendment #4 to the Amended and Restated Administrative Services Agreement dated August 1, 2018. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 90 to its Registrant’s Registration Statement on Form N-1A filed on July 31, 2018[1].

(x)	Amendment #5 to the Amended and Restated Administrative Services Agreement dated December 5, 2018. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 90 to its Registrant’s Registration Statement on Form N-1A filed on January 29, 2019[2].

(xi)	Amendment #6 to the Amended and Restated Administrative Services Agreement dated January 25, 2019. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 90 to its Registrant’s Registration Statement on Form N-1A filed on January 29, 2019[2].

(14)	Consent of Deloitte & Touche LLP. Filed herein.

(15)	Not applicable.

(16)	Power of Attorney. Filed herein.

(17)	Additional Exhibits.

(i)	The Multi-Asset Global Opportunity Fund Prospectus dated May 1, 2019, as supplemented. To be filed by amendment.

(ii)	The Multi-Asset Growth Fund Prospectus dated April 1, 2019, as supplemented. Incorporated by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2019.

(iii)	The Multi-Asset Global Opportunity Fund Statement of Additional Information dated May 1, 2019, as supplemented. To be filed by amendment.

(iv)	The Multi-Asset Growth Fund Statement of Additional Information dated April 1, 2019, as supplemented. Incorporated by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2019.

(v)	The Annual Report of the Lord Abbett Global Fund, Inc. pertaining to Lord Abbett Multi-Asset Global Opportunity Fund for the fiscal year ended December 31, 2018. Incorporated by reference to the Report on Form N-CSR filed on March 7, 2019.

(vi)	The Annual Report of the Registrant pertaining to Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Balanced Opportunity Fund for the fiscal year ended November 30, 2018. Incorporated by reference to the Report on Form N-CSR filed on February 5, 2019.

1 Lord Abbett Securities Trust Accession No. 0000930413-18-002421.

2 Lord Abbett Securities Trust Accession No. 0000930413-19-000186.

3 Lord Abbett Securities Trust Accession No. 0000930413-18-002421.

Item 17. Undertakings

(1)	The undersigned Registrant agrees that before any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 upon the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Jersey City, and State of New Jersey on the 10th day of April, 2019.

LORD ABBETT INVESTMENT TRUST

BY:	/s/ John T. Fitzgerald
John T. Fitzgerald
Vice President and Assistant Secretary

BY:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

BY:	/s/ Vito A. Fronda
Vito A. Fronda
Principal Accounting Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

James L.L. Tullis*	Chairman and Trustee	April 10, 2019
James L.L. Tullis*

Douglas B. Sieg*	President, CEO, and Trustee	April 10, 2019
Douglas B. Sieg

Eric C. Fast*	Trustee	April 10, 2019
Eric C. Fast

Evelyn E. Guernsey*	Trustee	April 10, 2019
Evelyn E. Guernsey

Julie A. Hill*	Trustee	April 10, 2019
Julie A. Hill

Kathleen M. Lutito*	Trustee	April 10, 2019
Kathleen M. Lutito

James M. McTaggart*	Trustee	April 10, 2019
James M. McTaggart

Karla M. Rabusch*	Trustee	April 10, 2019
Karla M. Rabusch

Mark A. Schmid*	Trustee	April 10, 2019
Mark A. Schmid

*By:	/s/ John T. Fitzgerald
John T. Fitzgerald
Attorney-in-Fact*

POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence B. Stoller, John T. Fitzgerald, Pamela P. Chen, Linda Y. Kim and Amanda S. Ryan, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee (including Registration Statements on Forms N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated as of December 4, 2018.

Signatures	Title

Chairman and
/s/ James L.L. Tullis	Director/Trustee
James L.L. Tullis

President, CEO
/s/ Douglas B. Sieg	and Director/Trustee
Douglas B. Sieg

/s/ Eric C. Fast	Director/Trustee
Eric C. Fast

/s/ Evelyn E. Guernsey	Director/Trustee
Evelyn E. Guernsey

/s/ Julie A. Hill	Director/Trustee
Julie A. Hill

/s/ Kathleen M. Lutito	Director/Trustee
Kathleen M. Lutito

/s/ James M. McTaggart	Director/Trustee
James M. McTaggart

/s/ Karla M. Rabusch	Director/Trustee
Karla M. Rabusch

/s/ Mark A. Schmid	Director/Trustee
Mark A. Schmid

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.